UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2011

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussion and Performance Summaries	11

Schedules of Investments	37

Financial Statements	90

Financial Highlights	98

Notes to Financial Statements	110

Other Information	134

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries may be less liquid and may be subject to greater price volatility than U.S. fixed income securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The liquidity of particular portfolio securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries may have more or less government regulation and may be subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in securities of foreign issuers denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The liquidity of particular portfolio securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The High Yield Floating Rate Fund invests primarily in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. High yield, lower rated instruments involve greater price volatility and present greater risks than higher rated instruments. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund’s investments in loans and fixed income instruments are subject to the risks associated with debt instruments generally, including credit, liquidity and interest rate risk. The Fund may invest in securities of foreign issuers denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The liquidity of particular portfolio securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The Fund may also engage in foreign currency transactions for hedging purposes (including cross-hedging) or for speculative purposes. Forward foreign currency exchange

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make considerable investments in derivative instruments, including options, financial futures, swaps, options on swaps, structured securities and other derivative instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Local Emerging Markets Debt Fund invests primarily in (i) sovereign and corporate debt of issuers located in or tied economically to emerging countries, denominated in the local currency of such emerging countries, or (ii) currencies of such emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries may be less liquid and may be subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. The liquidity of particular portfolio securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries may have more or less government regulation and may be subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.

The U.S. Mortgages Fund invests primarily in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities of U.S. issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investments in mortgage-backed securities (MBS) are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. This risk may result in greater share price volatility than a fixed income fund not invested in MBS. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

The six months ended September 30, 2011 (the “Reporting Period”) were dominated in the fixed income market by investor concerns about the economic outlook and fiscal challenges in the U.S. and Europe, resulting in significant volatility.

Economic growth was already slowing when the Reporting Period began in April 2011, as political unrest in the Middle East and North Africa had caused oil prices to spike, thereby reducing consumers’ disposable income. Economic growth was also under pressure in the aftermath of the massive earthquake and tsunami that had struck Japan in mid-March. The tragedy in Japan created severe disruptions in global supply chains that rely on Japanese parts, leading to a sharp drop in U.S. and global industrial production. The crisis at the Fukushima nuclear power plant also appeared to weigh heavily on sentiment among consumers, businesses and investors.

Challenges to global economic growth continued to build as the second calendar quarter progressed, as Greek budget data revealed a larger than expected deficit, raising concerns that Greece would require additional support to avoid defaulting on its debt. Despite these challenges, riskier fixed income sectors performed relatively well during the quarter even as the yield on the 10-year U.S. Treasury note fell from approximately 3.5% at the start of April to below 3% in late June. For example, high yield corporate bonds returned 1.05% in the second calendar quarter, as measured by the Barclays Capital U.S. Corporate High Yield Index, 2% Issuer Capped, while emerging market bonds returned 3.37%, as measured by the Barclays Capital Emerging Markets Index.

Early in the third calendar quarter, investors became increasingly concerned about the possibility of a Greek default and the potential implications for the rest of Europe. Policymakers responded with a number of steps that helped to stabilize markets, leading to a continuation of the relatively positive performance in riskier sectors of the fixed income market. In particular, Greece approved additional austerity measures in a closely watched vote that allowed the country to receive funds under the 2010 bailout agreement, and the International Monetary Fund and European Union agreed to a second bailout plan for Greece near the end of July.

Market volatility, however, increased dramatically in late July and early August as investors’ focus turned to the U.S. A contentious debate over increasing the U.S. debt ceiling raised concerns about the potential for a U.S. default and the possibility of a downgrade of the U.S.’ AAA credit rating. Although U.S. policymakers eventually reached an agreement to raise the debt ceiling, the budget cuts agreed to were not enough to prevent Standard & Poor’s from downgrading the U.S. to AA+. The unprecedented downgrade of U.S. sovereign debt appeared to weigh heavily on investors’ risk appetite, and riskier sectors of the financial markets fell sharply during the first week of August.

The sell-off in riskier asset classes continued throughout the rest of August and September, leading policymakers to respond with additional measures in an effort to calm markets. In a historic move, the Federal Reserve (the “Fed”) announced in August that it would maintain short-term interest rates at current low levels into 2013. It was the first time the Fed had pegged its “exceptionally low” rates to a specific date. The European Central Bank announced that it would begin buying Spanish and Italian government bonds. In September, the Fed took another unconventional step to boost the economy when it announced a new program, dubbed “Operation Twist” to extend the maturity of its Treasury security holdings. The Fed’s stated goal was to lower longer-term interest rates and thereby spur spending and investment.

MARKET REVIEW

By the end of the third calendar quarter, 10-year U.S. Treasury yields had fallen to 1.92%, a decline of more than 150 basis points since the start of the Reporting Period. (A basis point is 1/100th of a percentage point.) Riskier fixed income sectors underperformed U.S. Treasuries, with both the high yield corporate bonds and emerging markets debt sectors lagging U.S. Treasuries by more than 10% during the third calendar quarter overall.

■ Investment grade corporate bonds sold off heavily during the Reporting Period because of ongoing concerns about Greece’s sovereign debt crisis and the potential of contagion to the rest of Europe as well as the financial sector. Indeed, the third calendar quarter was the most challenging three months for investment grade corporate bonds since the 2008-2009 credit crisis. During the Reporting Period as a whole, credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, widened by 78 basis points to reach 2.18% by September 30, 2011. U.S. investment grade corporate bonds generally outperformed their European counterparts. Many companies, particularly in the U.S., continued to show positive trends in cash balances and earnings per share.

The banking industry, however, struggled. European banks performed poorly after the release in July of stress test results that were not perceived as particularly meaningful. Thereafter, Bank of America was hit by litigation related to mortgage servicing, raising doubts about the bank’s level of liquidity and financial stability. During the Reporting Period, rating agencies underscored their concerns about the financial sector. Moody’s Investors Service made one- notch cuts to its ratings of Credit Agricole and Société Générale. It then downgraded Bank of America, Citigroup and Wells Fargo, with Bank of America receiving a larger than expected two-notch downgrade. On the regulatory front, the U.K. continued to discuss the so-called “ring-fencing” process (that is, placing legal barriers between “good” banks and “bad” banks in the U.K.).

New issuance of investment grade corporate bonds was muted overall, although it ramped up swiftly toward the end of the Reporting Period. Because of challenging market conditions, however, issuers had to offer substantial concessions to attract buyers.

■ U.S. mortgage-backed securities lagged the rally in U.S. Treasuries during the Reporting Period amid increased market volatility and concern that falling interest rates would lead to faster prepayments. (Prepayment means paying off a debt partially or entirely before the loan term expires.) Prepayment is a risk for investors who hold mortgage-backed securities because it can deprive them of interest payments they might otherwise have received. The lower rate environment during the Reporting Period spurred economic incentives for eligible borrowers to refinance. Moreover, expectations of further homeowner relief efforts added to prepayment volatility, as government organizations hinted at modifications to existing refinancing programs to help reduce mortgage costs for credit impaired borrowers. In September, agency mortgage-backed securities rallied on the Fed’s decision to reinvest paydowns from its mortgage-backed securities and agency debt holdings back into the mortgage-backed securities market.

MARKET REVIEW

■ High yield corporate bonds experienced great tumult during the Reporting Period. The second calendar quarter offered modest gains with strong corporate fundamentals overshadowed by mixed U.S. economic data. Uncertainty was the key word in the third calendar quarter. Concerns about the U.S. debt ceiling escalated as did fears about a slowdown in global economic growth and the fiscal sustainability of peripheral European countries. The high yield bond market, as represented by the Barclays Capital U.S. Corporate High Yield Index, 2% Issuer Capped, fell 5.12% during the Reporting Period, with the three months ended September 30, 2011 posting the worst quarterly performance since the first quarter of 2008. Yields trended higher, rising 251 basis points to 9.54%. During the Reporting Period, high yield bond spreads, or the difference in yields between high yield bonds and duration- equivalent U.S. Treasury securities, reached their widest levels since August 2009.

New issuance was mixed during the Reporting Period with $92.4 billion in the second quarter and $25.5 billion in the third quarter for total new issuance of $117.9 billion.1 Demand moderated as investors became wary of riskier assets. During the Reporting Period, investment outflows from high yield mutual funds totaled $6.5 billion.2 Default rates remained at historic lows with only five issuers defaulting during the Reporting Period. According to JP Morgan, the 12-month par-weighted high yield bond default rate ended September 2011 at 1.2%, well below the historical average of 4.2%.3

■ The high yield loan market was adversely affected by volatility across the financial markets. During the Reporting Period, high yield loans, as represented by the Barclays Capital U.S. High Yield Loan Index, declined 4.33%. Much of the volatility was due to macroeconomic concerns in the developed markets, specifically in the European Union and the U.S. Higher quality loans performed well during the Reporting Period as investors responded to market volatility and uncertainty by targeting defensive names at attractive valuations and increasing the quality of their holdings. In general, BB-rated credit outperformed other sectors in the Barclays Capital U.S. High Yield Loan Index. Interbank offered rates, such as LIBOR and Euribor, remained relatively low as a result of central banks’ easy monetary policies. (LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements. Euribor, or the euro interbank offered rate, is a reference rate based on the averaged interest rates at which Eurozone banks lend to each other.) Furthermore, as policymakers expressed their intention to keep interest rates low for an extended period, investors had less reason to guard against rising rates, and the high yield loan market experienced investment outflows during the Reporting Period. The impact of such outflows, however, was somewhat mitigated by repayments and the presence of institutional investors who entered the market because of its attractive valuations.

■ Emerging markets debt posted a modest positive return during the Reporting Period. The emerging external debt markets, as represented by J.P. Morgan EMBI Global Diversified Index, returned 1.69%. The top performers during the Reporting Period were (in U.S. dollar terms*) Mexico (+6.97%), Brazil (+6.77%) and the Philippines (+6.04%). Argentina (-18.54%), Ukraine (-9.47%) and Kazakhstan (-3.40%) turned in the weakest performance.

[1]	Source: JP Morgan as of September 30, 2011

[2]	Source: Lipper/AMG Data

[3]	Source: JP Morgan as of September 30, 2011

*	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends, if applicable.

MARKET REVIEW

For most of the Reporting Period, emerging markets debt weathered the volatility in the fixed income market. However, in September, concerns about global economic growth and European sovereign debt risk overwhelmed investor sentiment. Argentina took the brunt of selling. Declines in Argentina’s agricultural commodities prices undermined its soy export revenues, and the country’s current account balance deteriorated. Ratings agency Moody’s Investors Service lowered its outlook for Argentina’s banking system from stable to negative, citing lackluster earnings, fragile depositor confidence and exposure to political and event risks. Sentiment across Latin American markets also weakened on the sharp depreciation of Brazil’s real. The Ukrainian external debt market was roiled by concerns that the government would miss the September payment on its domestic debt. Ultimately, Ukraine’s finance ministry made the payment of approximately $400 billion, enabling the country to avoid a technical default. On the positive side, Peruvian external debt benefited from its government’s focus on fiscal policy. The finance minister pledged not to increase public spending in 2012, saying that authorities “must remain cautious” in the current global financial turmoil. During the Reporting Period, Standard & Poor’s Ratings upgraded Peru’s long-term foreign currency rating by one notch to BBB with a stable outlook.

■ Local emerging markets debt declined during the Reporting Period on concerns about global economic growth and European sovereign debt risk. Currency depreciation was the main reason for local debt underperformance, as the U.S. dollar proved once again to be the preferred currency for safe-haven flows in volatile market conditions. The emerging local debt markets, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, declined 4.94%. Of that return, +3.85% was derived from interest rates and -8.79% from currencies’ depreciation versus the U.S. dollar. The U.S. Dollar Index, a measure of the value of the U.S. dollar against a basket of international currencies, increased 3.55%, while emerging market currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, dropped 7.29%. Among countries, the top performers during the Reporting Period were (in U.S. dollar terms*) Indonesia (+13.35%), Peru (+9.33%) and Colombia (+4.29%). The weakest performers were Turkey (-12.36%), Russia (-11.38%) and South Africa (-10.27%).

South Africa weakened, largely as a result of the depreciation of its currency against the U.S. dollar. In addition, labor strikes hurt manufacturing output, and slowing global economic growth increased the likelihood of additional output declines. However, these challenges dispelled expectations for interest rate hikes at least in the near term. Indonesia gained mainly because of a rally in local interest rates, though the Indonesian rupiah depreciated against the U.S. dollar. Increased capital investment has helped Indonesia boost its own economic growth, and its central bank left interest rates unchanged during the Reporting Period. Peru benefited from its government’s focus on fiscal policy. The finance minister pledged not to increase public spending in 2012, as authorities “must remain cautious” in the current global financial turmoil. During the Reporting Period, Standard & Poor’s Ratings upgraded Peru’s long-term foreign currency rating by one notch to BBB with a stable outlook.

MARKET REVIEW

Looking Ahead

Weak economic data prompted downward revisions to economic forecasts during the third calendar quarter, but looking ahead we believe policy developments will likely be the more dominant influence on the global economic outlook. At the end of September, the primary risk to growth in our view remained the turmoil in the Eurozone, where policymakers are working to reach consensus on how to address the severe debt and fiscal problems in the peripheries and to prevent further contagion across global risk markets. Though we believe economic growth will continue, albeit at a slow pace, across the largest developed economies, we see risk of a potentially sharp downturn if Europe’s sovereign debt crisis escalates. In the near term, we do not anticipate a resolution sufficient to restore either investor confidence or market stability, and thus we expect market volatility to continue in the months ahead within the financial markets.

At the end of the Reporting Period, U.S. policy was caught between two conflicting objectives — narrowing the deficit and stimulating weak economic growth. Clearly, the resolution of the policy debate has major implications for the U.S. economic outlook. Sentiment and growth forecasts had deteriorated since mid-2011, with the July/August budget impasse and debt ceiling gridlock underscoring the political challenge in rectifying the U.S.’ economic problems, including unemployment and widening deficits. These issues were clearly overshadowing economic fundamentals, which, in our view, were less dire than market conditions suggested. In our view, purchasing manager indices and industrial output indicators pointed to continued, though modest, expansion. Corporate balance sheets were strong and well positioned, in our view, for increased capital expenditure. Further, commodity prices had receded substantially from their peaks earlier in 2011. In short, we believe the U.S. economy is not headed back into recession unless pushed. Factors that could provide that push would be a more substantial tightening in credit conditions, possibly as a result of systemic crisis in Europe or another fiscal deadlock in the U.S.

Similarly, from an investment perspective, we believe external macro-level factors were overshadowing more positive fundamentals in fixed income markets at the end of the Reporting Period. In our view, the strongest balance sheets were to be found in two key risk asset classes — the corporate sector and the emerging markets debt sector. Several weeks of risk-averse trade had taken yields in these sectors to what we considered very attractive levels, and absent the uncertain macro environment, we believe that investors were being well compensated for the underlying risks. For example, by the end of the Reporting Period, yields on corporate bonds overall had risen back to their mid-2009 levels, yet corporate balance sheets were strong, earnings reports continued to reflect generally solid profits, and defaults in the high yield segment of the sector were near historic lows. As for emerging market debt, despite the global economic slowdown, emerging markets generally continued to display healthier growth rates and lower debt-to-Gross Domestic Product (“GDP”) ratios than much of the developed world. Moreover, during the third calendar quarter, many central banks in developing economies shifted from a tightening bias to an easing bias, which is usually supportive of local rates markets. Overall, at the end of the Reporting Period, cautiously constructive in our outlook for risk assets over the months ahead.

Meanwhile, U.S. monetary policy continues to anchor short-dated U.S. Treasury yields near historic lows, and we see the potential for further declines in U.S. Treasury yields if the situation in Europe or the U.S. economy deteriorates. That said, we believe that the very low yields at the longer end of the U.S. Treasury yield curve, or spectrum of maturities, reflect rather pessimistic growth expectations driven to extremes by central bank policy. We see a risk of these longer-dated U.S. Treasury yields rising substantially on any reversal of these factors.

MARKET REVIEW

We remain positive on investment grade corporate bonds though we expect relatively high volatility at least through the end of 2011. In our opinion, credit spreads at the end of the Reporting Period were generally wider than we might have expected given default expectations, economic growth and both the performance and volatility of the equity markets. Furthermore, credit fundamentals were strong and improving in many sectors. Because companies are generally carrying a relatively lower than average amount of debt, we expect an increase in mergers, acquisitions and share buybacks in the coming months. We have a neutral view on the banking industry. The fragility of certain peripheral Eurozone nations has affected some European bank funding. We are also concerned about risks related to U.S. banks’ mortgage exposures, the potential effects of contagion from Europe and the risk of a further slowdown in the macroeconomic picture. Although regulatory risk remains a concern, we believe changes to the regulatory framework for banks — including the Dodd-Frank legislation in the U.S. and Basel III globally — will be beneficial for financial companies in the long run. Basel III is a global regulatory standard relating to banks’ capital adequacy and liquidity. At the same time, we favor bonds lower in the capital structure because we think defensive bonds offer limited return potential.

Within U.S. mortgage-backed securities, we had, at the end of the Reporting Period, a preference for lower coupon securities. We believe that pricing of premium agency mortgage-backed securities at the end of the Reporting Period did not reflect growing prepayment risk as refinancing activity increases, possibly with the help of further housing policy initiatives. Also, we believe that improved technical and fundamental factors should continue to support attractive pricing among non-agency mortgage-backed securities. We were constructive on student loan asset-backed securities (ABS) backed by the Federal Family Education Loan Program (FFELP) relative to other ABS sectors such as credit cards and autos. We were neutral on commercial mortgage-backed securities (CMBS) as a result of our cautious outlook for U.S. economic growth.

We were cautiously optimistic on high yield corporate bonds at the end of the Reporting Period despite deterioration in the macroeconomic backdrop. Yields were approximately 10% at the end of September 2011, and given market volatility, we expect them to remain higher than fundamentals would suggest. Typically, corporations significantly increase leverage during the expansion phase of an economic cycle, which is why defaults rise when growth slows. We do not think that is the case today. During the relatively modest expansion in 2010, corporations continued to de-leverage their balance sheets. Although high yield spreads at the end of the Reporting Period seemed to suggest a 2012 default rate of 8% to 9%, we believe the default rate is likely to be approximately 3%, ranging between 2% and 4% depending on the economic environment. In our view, spreads are wide because investors want compensation for other risks, including those to the economy or to market liquidity. We believe spreads are likely to remain wide until European policymakers resolve sovereign debt concerns and could even widen further if banks are not adequately capitalized to withstand systemic risks. We expect demand for high yield corporate bonds to continue as long as U.S. government bond yields remain very low (which may drive yield-seeking investors to take more credit risk) and equity market valuations remain vulnerable to the worsening economic outlook.

MARKET REVIEW

In our opinion, the high yield loan market has the potential for dollar price appreciation and attractive current income. However, because market volatility has had a negative impact on investor appetite, we believe that there must be greater overall pricing stability across riskier fixed income assets for such potential to be realized. At the end of the Reporting Period, we viewed valuations at the upper end of the non-investment grade credit spectrum as most attractive and expected higher rated credits to lead a recovery in the asset class in general. Further, at the end of the Reporting Period, we considered the risk premium on high yield bank loans to be greater than what might be warranted in the event of a higher default rate.

In emerging markets debt, we favored Colombian and Indonesian bonds at the end of the Reporting Period. Colombia’s advantages include decreasing debt levels and strong capital inflows, while Indonesia is benefiting from continued growth in Asia and improving fundamentals. We also had a positive view on inflation-linked local Brazilian debt and believed that rates are very high even after adjusting for risk. We continued to believe that emerging markets debt can better withstand shocks to the global financial system than in years past, thanks in part to reserve accumulation and improved external debt positions. In our opinion, greater policy autonomy has also played a key role, as credible monetary policy has helped to moderate inflation and fiscal consolidation has reduced public sector debt burdens. At the end of the Reporting Period, stand-alone valuations in emerging markets debt reflected these fundamental improvements to some extent, but we believe increasing recognition of emerging markets debt as a mature fixed income sector should lead to more strategic investment allocations, consequently boosting valuations.

Local emerging markets debt has dramatically transformed in the last few years, in our view. The sector has deepened and become more liquid. The investor base has grown and become more diversified. Emerging market economies have undergone structural changes that promote macroeconomic stability and active debt management. As a result, investment inflows to local debt funds have become more consistent and stem from strategic investors. We believe that these trends are likely to persist in the future. Over the medium term, we believe that returns in local emerging markets debt are likely to be supported by currency appreciation. We base this view on the strong divergence in real GDP growth between emerging markets and mature markets as well as on expected continuing inflows to emerging markets countries. We expect current account balances and investment flows into emerging markets regions to remain robust as well. In addition, many emerging markets central banks, especially in Asia, appeared more willing to let their currencies appreciate. Finally, we believe the potential appreciation of emerging markets currencies make currency exposure through unhedged local debt look compelling over the long run. Overall, we believe emerging markets local debt continues to offer more attractive yield relative to developed markets bonds, despite the apparent gradual convergence of inflation expectations and sovereign debt risk between emerging and developed economies.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 0.48%, 0.10%, 0.65% and 0.52%, respectively. These returns compare to the 1.69% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Country and issue selection among local currency denominated bonds detracted from the Fund’s relative performance during the Reporting Period. The Fund’s U.S. duration and yield curve positioning also dampened results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Adding slightly to returns was country and issue selection of hard currency denominated debt.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund’s overweighted exposure to the Mexican peso and the Taiwan dollar, accomplished through the use of forward foreign currency exchange contracts, detracted from relative results. The Mexican peso depreciated 14.3% during the Reporting Period, and the Taiwan dollar depreciated 4.8% in September alone. The Fund’s position in Mexican corporate debt also dampened returns. Specifically, the Fund was hampered by an investment in the bonds of a Mexican building supplies company; the holding underperformed as investor risk aversion increased during August and September.

On the positive side, the Fund benefited from an overweighted position in Brazilian local bonds, which rallied after Brazil’s central bank cut interest rates in August. Also contributing were the Fund’s holdings in Venezuelan external debt, which outperformed on news that President Chavez’s chance of winning re-election had decreased. An underweighted position in the euro, accomplished through the use of forward foreign currency exchange contracts, further enhanced results, as the currency depreciated 6.8% during September.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted from relative results during the Reporting Period. Between April and the end of July, the Fund had a short duration bias. This position detracted when yields fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, forward foreign currency exchange contracts, interest rate swaps, non-deliverable bond forwards and credit linked notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Forward foreign currency exchange contracts were used for hedging purposes as well as to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Non-deliverable bond forwards and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible as well as a more efficient means of gaining access to a local market.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Through most of the Reporting Period, the Fund had little exposure to Mexican local debt. In September 2011, we shifted from that underweighted position to an overweighted allocation, as we believe that Mexico’s interest rates will decrease as a result of slack in that nation’s economy and its relatively stable inflation rate. We increased the Fund’s overweighted position in Indonesian external debt. During the Reporting Period, we shifted the Fund from an overweighted position in Peruvian external debt to an underweighted position.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had over- weighted positions relative to the Index in Colombian and Indonesian external debt and in Brazilian local bonds. It was underweight to Peruvian external debt relative to the Index.

FUND BASICS

Emerging Markets Debt Fund
as of September 30, 2011

PERFORMANCE REVIEW

		J.P. Morgan EMBI	30-Day	30-Day
April 1, 2011–	Fund Total Return	Global Diversified	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	0.48%	1.69%	4.88%	4.82%
Class C	0.10	1.69	4.33	4.26
Institutional	0.65	1.69	5.47	5.40
Class IR	0.52	1.69	5.38	5.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Five Years	Since Inception	Inception Date

Class A	-5.54%	6.38%	9.47%	8/29/03
Class C	-2.72	6.57	6.56	9/29/06
Institutional	-0.73	7.73	10.49	8/29/03
Class IR	-0.90	N/A	2.97	7/30/10

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	1.22%	1.29%
Class C	1.97	2.04
Institutional	0.88	0.95
Class IR	0.97	1.04

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers or expense limitations) and before waivers (gross of applicable fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]

	Percentage of Net Assets

	as of 9/30/11	as of 3/31/11

Indonesia	8.6%	5.6%
Colombia	7.6	6.3
Brazil	6.8	5.8
Russia	6.1	4.8
Mexico	6.1	5.1
Venezuela	5.3	4.1
Philippines	5.2	3.8
Ukraine	3.8	3.0
Turkey	3.6	5.1
South Africa	3.0	1.2

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The above table does not include repurchase agreements of 7.4% as of 9/30/11 and 14.8% as of 3/31/11. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of -7.10%, -7.42%, -7.43%, -6.91%, -7.17%, -6.83% and -7.21%, respectively. These returns compare to the -5.12% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Index, 2% Issuer Capped (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection was the primary reason for the Fund’s relative underperformance during the Reporting Period. Other detractors included an underweighted position in high quality credits, an overweighted allocation to Europe and holdings of euro-denominated bonds and restructured equity. The Fund benefited from its underweighted position in emerging markets corporate bonds.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund was hampered by its underweighted position relative to the Index in high quality credits, which performed well during the Reporting Period, especially during the flight to quality in August and September. Security selection was also a drag on the Fund’s relative results. The largest single detractor was the Fund’s overweight to wireless operator Sprint Nextel. Sprint Nextel’s high yield bonds sold off during the Reporting Period on speculation that selling Apple’s iPhone would curtail its profits in the short term. The Fund’s overweight to Reynolds Group Holdings also hurt its performance. Reynolds Group Holdings’ high yield bonds declined after the packaging company announced its planned $4.5 billion acquisition of Graham Packaging. In addition, a position in the restructured equity of Nortek — which the Fund received in exchange for Nortek’s bonds when the company emerged from bankruptcy — dampened relative returns as the share price fell on news of poor second quarter earnings. Overall, issue selection in the financial sector detracted. The Fund was overweight the high yield bonds of ALLY Bank and insurance companies Lloyd’s and AXA Equitable. The prices of these securities declined as investors grew increasingly concerned about the European sovereign debt crisis and its potential impact on the global financial system.

On the positive side, the Fund had a small allocation to cash during the Reporting Period, which helped reduce the impact of the market declines of August and September. In addition, an underweighted allocation to emerging markets corporate bonds was advantageous. This sector sold off amid worries about the U.S. debt ceiling and heightened fears of Eurozone sovereign debt contagion. From an industry perspective, the Fund benefited from an underweighted exposure to home construction and an overweighted allocation to consumer products. In home construction, for example, the Fund did not own K. Hovnanian Homes, Beazer Homes or Standard Pacific Homes, each of which underperformed during the Reporting Period. In consumer products, it was overweight Spectrum Brands and Sally Beauty Supply. The Fund also sought to avoid individual names that were either under stress, in bankruptcy or headed towards restructuring. It did not hold paper manufacturer NewPage, wireless broadband company Clearwire and commercial forest plantation operation Sino-Forest.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we scaled back the Fund’s risk exposure by reducing its holdings of high yield bonds rated CCC and re-allocated the proceeds to holdings in high yield bonds rated BB. We reduced the Fund’s exposure to Europe. In addition, we added exposure to traditionally defensive industries, including energy, health care, cable, telecommunications and transportation in an effort to better position the Fund should macroeconomic uncertainty persist. We continued to reduce the Fund’s holdings of economically sensitive credits, specifically those we considered most vulnerable to adverse economic outcomes in both developed and growth markets.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight gaming and lodging, commercial services and capital goods relative to the Index. It was underweight financials, building materials and home construction versus the Index.

FUND BASICS

High Yield Fund
as of September 30, 2011

PERFORMANCE REVIEW

		Barclays Capital
		U.S. Corporate High	30-Day	30-Day
April 1, 2011–	Fund Total Return	Yield Bond Index	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	2% Issuer Capped[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	-7.10%	-5.12%	7.38%	7.38%
Class B	-7.42	-5.12	6.94	6.94
Class C	-7.43	-5.12	6.95	6.95
Institutional	-6.91	-5.12	8.09	8.09
Service	-7.17	-5.12	7.56	7.56
Class IR	-6.83	-5.12	7.99	7.99
Class R	-7.21	-5.12	7.47	7.47

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Corporate High Yield Bond Index , 2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-5.23%	3.53%	7.55%	5.54%	8/1/97
Class B	-6.25	3.34	7.39	5.44	8/1/97
Class C	-2.45	3.73	7.26	5.13	8/15/97
Institutional	-0.38	4.89	8.45	6.28	8/1/97
Service	-0.90	4.35	7.89	5.74	8/1/97
Class IR	-0.33	N/A	N/A	4.83	11/30/07
Class R	-0.98	N/A	N/A	4.24	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	1.05%	1.06%
Class B	1.80	1.81
Class C	1.80	1.81
Institutional	0.71	0.72
Service	1.21	1.22
Class IR	0.80	0.81
Class R	1.30	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers or expense limitations) and before waivers (gross of applicable fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN ISSUERS AS OF 9/30/11[6]

Company	% of Net Assets	Line of Business

Sprint Nextel	2.7%	Telecommunications – Cellular
Intelsat	2.4	Telecommunications – Satellites
HCA	2.3	Health Care – Services
CIT Group	2.0	Finance
Ford	2.0	Automotive
Ally Financial	1.6	Finance
MGM Mirage	1.5	Gaming
Reynolds Group	1.3	Packaging
AIG	1.3	Finance
AES	1.3	Utilities – Electric

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATIONS[7]

	Percentage of Net Assets

	as of 9/30/11	as of 3/31/11

Energy	9.1%	7.1%
Health Care	8.1	7.5
Finance	7.6	7.9
Utilities	6.4	4.6
Media	6.1	5.8
Gaming	5.8	6.3
Technology	5.2	6.6
Automotive	4.9	4.8
Telecommunications – Non Cellular	4.7	5.4
Packaging	3.7	3.4

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 5.8% as of 9/30/11 and 5.0% as of 3/31/11. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”)performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -3.52%, -3.86%, -3.26%, -3.31% and -3.52%, respectively. These returns compare to the -4.33% cumulative total return of the Fund’s benchmark, the Barclays Capital Bank Loan Index/U.S. High Yield Loan Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s bias toward higher quality securities contributed the most to its relative performance during the Reporting Period. Security selection overall was also a plus.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	We focused on constructing a portfolio of high yield bank loans rated BB and high single-B. Higher quality loans historically outperform lower quality loans on a risk-adjusted basis during periods of high volatility and when default rates are low — as was the case during the Reporting Period. In addition, the Fund was underweight non-rated bank loans and in bank loans rated CCC and less. This “up in quality” bias contributed to the Fund’s relative outperformance as macroeconomic uncertainty increased, U.S. policymakers debated the raising of the nation’s debt ceiling and Europe’s sovereign debt challenges continued.

The Fund also benefited from overweighted positions in traditionally defensive industries, including health care, pharmaceuticals, food and beverage, and energy. Similarly, investments in specific defensive names, such as Dollar General and Clean Harbors, enhanced performance. Select purchases of new issues also added value.

Detracting from performance was the Fund’s exposure to large and liquid names in more cyclical industries. Such holdings included The Chrysler Group, First Data Corporation and Univision.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return, a specialized index of loan-only credit default swaps was used as a cost- efficient instrument to grant us versatility in the management of the Fund’s investment strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	No significant changes were made to the Fund’s weightings during the Reporting Period. However, the Fund made a few purchases worthy of note. The Fund bought a secured term loan and 6.5% secured notes issued by HCA (Hospital Corporation of America), the largest for-profit hospital operator in the U.S. Both purchases represent our focus on higher quality non-investment grade issues, while the secured notes additionally reflected our relative value focus and ability to target bonds with risk profiles similar to senior secured loans. Also, the Fund bought a secure term loan issued by Intelsat Jackson Holdings, which operates the world’s largest fixed satellite services business. The purchase reflects our quality focus and emphasis on the securities of industry leaders that also have substantial collateral supporting the debt they issue.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight energy; food, beverage and tobacco; and health care relative to the Index. It was underweight aerospace and defense, consumer products and technology compared to the Index.

FUND BASICS

High Yield Floating Rate Fund
as of September 30, 2011

PERFORMANCE REVIEW

			30-Day	30-Day
April 1, 2011–	Fund Total Return	Barclays Capital	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	Bank Loan Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	-3.52%	-4.33%	3.11%	3.01%
Class C	-3.86	-4.33	2.43	2.33
Institutional	-3.26	-4.33	3.51	3.42
Class IR	-3.31	-4.33	3.39	3.27
Class R	-3.52	-4.33	2.95	2.86

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital Bank Loan Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million funded loan, a minimum term of one year, and a minimum initial spread of LIBOR+125. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	Since Inception	Inception Date

Class A	-5.69%	3/31/11
Class C	-4.82	3/31/11
Institutional	-3.26	3/31/11
Class IR	-3.31	3/31/11
Class R	-3.52	3/31/11

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	1.08%	1.10%
Class C	1.83	1.85
Institutional	0.74	0.76
Class IR	0.83	0.85
Class R	1.33	1.35

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers or expense limitations) and before waivers (gross of applicable fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATIONS[6]

	Percentage of Net Assets

	as of 9/30/11	as of 3/31/11

Health Care	8.4%	—
Retailers	6.8	1.1%
Food & Beverages	6.0	1.3
Services Cyclical – Business Services	5.5	—
Health Care – Services	5.3	1.7
Automotive – Parts	5.1	—
Chemicals	4.6	—
Technology – Software/Services	4.5	1.6
Wireless Telecommunications	3.9	1.7
Media – Broadcasting & Radio	2.8	—

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 14.5% as of 9/30/11. Please note, the Fund commenced operations on 3/31/11 and thus was not fully invested on that day. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 4.69%, 4.87% and 4.87%, respectively. These returns compare to the 5.60% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Credit Index (the “Index”), during the same time period. During the period from inception on July 29, 2011 to September 30, 2011, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of -0.34%. This compares to the 0.61% cumulative total return of the Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s cross-sector strategy detracted the most from relative performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The combined effect of the Fund’s duration and yield curve positioning also detracted from results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. On the positive side, issue selection among investment grade corporate bonds contributed to the Fund’s relative returns.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	During the Reporting Period, the Fund was hampered by its cross-sector positioning, specifically its overweighted positions relative to the Index in investment-grade corporate bonds and non-agency mortgage-backed securities. As mentioned in the Market Review, riskier fixed income classes underperformed during the Reporting Period. The bearish sentiment was driven by weakness in global economic data, ongoing concerns about the future of Greece and the potential contagion to the rest of Europe and the financial sector.

On the positive side, our individual issue selection of investment grade corporate bonds added to relative results. In particular, the Fund benefited from its select investments in the bonds of financials companies, which outperformed the lagging financials sector overall. Also advantageous was the Fund’s bias toward issues at the lower end of the ratings spectrum. Many of these names performed strongly during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted overall from its relative returns during the Reporting Period. The Fund was underweight five-year maturities on the U.S. Treasury yield curve, which dampened results when yields in this segment of the U.S. Treasury yield curve declined.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted, during the Reporting Period, the Fund used Treasury financial futures contracts to hedge interest rate exposure and facilitate specific duration and yield curve strategies; interest rate swaps to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (or the price sensitivity of a corporate bond to a 100 basis point change in its spread over LIBOR, or London interbank offered rates, i.e. floating interest rates widely used as reference rates in bank, corporate and government lending agreements); swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view; and forward foreign currency exchange contracts to hedge currency exposure.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We reduced the Fund’s exposure to the banking industry during the reporting period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had an overweighted position relative to the Index in investment grade corporate credit. Within corporate bonds, the Fund was overweight banking, insurance, real estate investment trusts (REITs) and energy. Relative to the Index, the Fund was underweight information technology, pharmaceuticals and media cable corporate bonds.

FUND BASICS

Investment Grade Credit Fund
as of September 30, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2011–	Fund Total Return	U.S. Credit	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	4.69%	5.60%	3.41%	3.25%
Institutional	4.87	5.60	3.89	3.73
Separate Account	4.87	5.60	3.89	3.72
Institutional

July 29, 2011–
September 30, 2011

Class IR	-0.34%	0.61%	3.95%	3.75%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Five Years	Since Inception	Inception Date

Class A	0.73%	4.00%	3.99%	11/3/03
Institutional	5.03	5.15	4.89	11/3/03
Separate Account Institutional	5.03	5.21	4.94	11/3/03
Class IR	N/A	N/A	-0.34	7/29/11

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	0.71%	0.84%
Institutional	0.37	0.50
Separate Account Institutional	0.37	0.50
Class IR	0.46	0.59

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers or expense limitations) and before waivers (gross of applicable fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[8]

	Percentage of Net Assets

	as of 9/30/11	as of 3/31/11

Banks	17.3%	27.9%
Energy	9.2	7.5
Real Estate Investment Trusts	5.7	6.1
Wirelines and Wireless Telecommunications	5.3	3.4
Insurance	4.9	4.8
Electric	4.5	3.9
Food & Beverage	4.3	3.5
Media	4.1	2.1
Health Care	3.9	3.9
Pipelines	3.3	4.4

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Local Emerging
Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -7.69%, -8.02%, -7.43% and -7.58%, respectively. These returns compare to the -4.94% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index – Emerging Markets Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Country and issue selection among local currency denominated bonds detracted from the Fund’s relative performance. Overall, the Fund’s positioning within emerging markets currencies added value.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	The Fund’s overweighted exposure to the Mexican peso, accomplished through the use of forward foreign currency exchange contracts, detracted from relative results. The currency depreciated 14.3% during the Reporting Period. As Indonesia’s bond market rallied, an underweighted position in Indonesian local debt further hampered performance. Also, the Fund’s position in Turkey’s inflation-linked local bonds detracted as inflation increased and Turkish bond prices declined.

On the positive side, the Fund benefited from an over- weighted position in Brazilian local bonds, which rallied after Brazil’s central bank cut interest rates during August. Also, underweighted positions in the Hungarian forint and Brazilian real, accomplished through the sale of forward foreign currency exchange contracts and through an underweight relative to the Index, contributed to performance. The two currencies depreciated by 13.8% and 15.4%, respectively, during September.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in forward foreign currency exchange contracts, interest rate swaps, non-deliverable bond forwards and credit linked notes. Forward foreign currency exchange contracts were used for hedging purposes as well as to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Non-deliverable bond forwards and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible as well as a more efficient means of gaining access to a local market.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Through most of the Reporting Period, the Fund had little exposure to Mexican local debt. In September 2011, we shifted from that underweighted position to an overweighted position, as we believe that Mexico’s interest rates will decrease as a result of slack in that nation’s economy and its relatively stable inflation rate. We reduced the Fund’s underweighted exposure to Thai local debt and increased the Fund’s underweighted allocation to Poland’s local bonds. In our opinion, Poland’s fiscal deficit is quite high and plans to reduce it are moving at a slow pace. Further, Poland’s government debt is high with what we believe are worsening sources of stable financing. During the Reporting Period, we reduced the Fund’s overweighted exposure to the Chinese renminbi. Nevertheless, we continue to have a positive view of the renminbi and believe China’s central bank is more willing that it was in the recent past to tolerate further currency appreciation. We also reduced the Fund’s overweighted position in the Indian rupee. Although India’s balance of payments improved as exports increased, we were concerned about the possible impact of deteriorating global economic growth.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had over- weighted positions in Brazilian, South African and Mexican local bonds as well as an overweighted position in a number of Asian currencies, including the Chinese renminbi, South Korean won and Malaysian ringgit. The Fund held underweighted positions in Polish and Thai local debt at the end of the Reporting Period.

FUND BASICS

Local Emerging Markets Debt Fund
as of September 30, 2011

PERFORMANCE REVIEW

		J.P. Morgan	30-Day	30-Day
April 1, 2011–	Fund Total Return	GBI EM Global	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	Diversified Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	-7.69%	-4.94%	4.45%	4.25%
Class C	-8.02	-4.94	3.85	3.65
Institutional	-7.43	-4.94	5.02	4.82
Class IR	-7.58	-4.94	4.94	4.73

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Since Inception	Inception Date

Class A	-9.98%	0.61%	2/15/08
Class C	-7.32	1.20	2/15/08
Institutional	-5.27	2.27	2/15/08
Class IR	-5.46	-0.05	7/30/10

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	1.25%	1.43%
Class C	2.00	2.18
Institutional	0.91	1.09
Class IR	1.00	1.18

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers or expense limitations) and before waivers (gross of applicable fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]

	Percentage of Net Assets

	as of 9/30/11	as of 3/31/11

Brazil	11.2%	7.4%
Indonesia	9.0	6.0
Thailand	8.5	10.1
Turkey	6.7	3.7
Malaysia	6.6	8.8
South Africa	6.1	8.6
Russia	5.9	1.1
Mexico	5.1	5.3
Colombia	4.5	2.4
Hungary	4.3	9.0

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The above table does not include repurchase agreements of 19.7% as of 9/30/11 and 25.7% as of 3/31/11. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 3.75%, 4.02% and 3.93%, respectively. These returns compare to the 4.44% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Securitized Bond Index (with dividends reinvested) (the “Index”), during the same time period. During the period from inception on July 29, 2011 to September 30, 2011, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of 0.95%. This compares to the 1.22% cumulative total return of the Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration strategy detracted the most from relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund’s cross-sector strategy also dampened relative results. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection among agency mortgage-backed securities contributed to the Fund’s relative returns.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s cross-sector positioning hampered relative results. Specifically, the Fund’s exposure to non-agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) detracted. These sectors sold off during the Reporting Period in response to the downgrade of U.S. government debt, weaker than expected U.S. economic growth and continued uncertainty about the European sovereign debt crisis.

From an issue selection perspective, the Fund benefited from our focus on agency MBS with lower prepayment risk. These securities performed well as fears increased that recent record low mortgage rates could spur renewed refinancing activity. In addition, investors were concerned that the federal government might modify existing mortgage refinancing programs to support credit-impaired homeowners with high interest rate mortgages.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning strategy detracted from relative results during the Reporting Period. In particular, the Fund’s short duration bias early in the Reporting Period hampered relative performance as 10-year Treasury yields fell in response to slowing economic growth.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.)

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We shifted the Fund from a shorter duration bias to a longer duration bias in August after the Fed announced its intention to keep interest rates low and because we expected economic growth to remain subdued.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted allocations relative to the Index in agency collateralized mortgage obligations (CMO), non-agency adjustable rates mortgages (ARMs), asset-backed securities (ABS) and CMBS. It was underweight relative to the Index in agency residential mortgage-backed securities (RMBS) in market value terms, specifically agency ARMS and agency pass-through mortgage securities. Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

FUND BASICS

U.S. Mortgages Fund
as of September 30, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2011–	Fund Total Return	U.S. Securitized	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	3.75%	4.44%	1.01%	0.79%
Institutional	4.02	4.44	1.39	1.16
Separate Account	3.93	4.44	1.39	1.16
Institutional

July 29, 2011–
September 30, 2011

Class IR	0.95%	1.22%	1.41%	1.29%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Five Years	Since Inception	Inception Date

Class A	0.57%	4.25%	4.11%	11/3/03
Institutional	4.95	5.44	5.02	11/3/03
Separate Account Institutional	4.86	5.46	5.04	11/3/03
Class IR	N/A	N/A	0.95	7/29/11

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio	Gross Expense Ratio
	(Current)	(Before Waivers)

Class A	0.71%	0.89%
Institutional	0.37	0.55
Separate Account Institutional	0.37	0.55
Class IR	0.46	0.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers or expense limitations) and before waivers (gross of applicable fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 65.5%
Argentina – 2.5%
Republic of Argentina (NR/NR)
EUR	6,136,656	7.820	%(a)	12/31/33	$4,645,195
	28,560,000	0.000	(a)	12/15/35	4,648,985
	$3,400,000	0.000	(a)	12/15/35	469,200
	1,380,000	7.000		10/03/15	1,150,383
EUR	5,429,578	7.820		12/31/33	4,164,523
	1,320,000	2.260	(b)	12/31/38	499,593

					15,577,879

Belarus – 0.7%
Republic of Belarus (B-/B3)
	$5,519,000	8.750		08/03/15	3,987,478
	400,000	8.950		01/26/18	286,000

					4,273,478

Belize(b) – 0.1%
Government of Belize (B-/B3)
	1,330,000	6.000		02/20/29	798,000

Brazil – 3.1%
Federal Republic of Brazil (NR/Baa2)
	10,917,000	4.875		01/22/21	11,653,898
Federal Republic of Brazil (BBB-/Baa2)
	1,000,000	8.875		10/14/19	1,355,000
	2,210,000	8.250		01/20/34	3,105,050
	540,000	7.125		01/20/37	688,500
	2,360,000	5.625		01/07/41	2,542,900

					19,345,348

Chile – 0.7%
Republic of Chile (A+/Aa3)
	1,750,000	3.875		08/05/20	1,825,292
	2,800,000	3.250		09/14/21	2,718,834

					4,544,126

Colombia – 6.9%
Republic of Colombia (BBB-/Baa3)
	370,000	8.250		12/22/14	433,825
	3,368,000	7.375		01/27/17	4,016,340
	9,020,000	7.375		03/18/19	11,117,150
	5,100,000	4.375		07/12/21	5,176,449
	9,970,000	7.375		09/18/37	12,961,000
	8,020,000	6.125		01/18/41	9,062,600

					42,767,364

Costa Rica – 0.1%
Republic of Costa Rica (BB+/Baa3)
	469,000	9.995		08/01/20	633,150

Croatia – 0.9%
Republic of Croatia (BBB-/Baa3)
	660,000	6.625		07/14/20	617,100
	5,650,000	6.375	(c)	03/24/21	5,113,250

					5,730,350

Dominican Republic – 1.8%
Dominican Republic (B+/B1)
	5,246,289	9.040		01/23/18	5,718,455
	2,630,000	7.500	(c)	05/06/21	2,551,100
	1,964,000	7.500		05/06/21	1,901,638
	1,060,000	8.625		04/20/27	1,102,400

					11,273,593

El Salvador – 0.6%
Republic of El Salvador (BB-/Ba2)
	2,582,000	8.250		04/10/32	2,724,010
	600,000	7.650		06/15/35	582,000
	640,000	7.625	(c)	02/01/41	614,400

					3,920,410

Gabon – 0.4%
Republic of Gabon (BB-/NR)
	590,000	8.200	(c)	12/12/17	641,625
	1,640,000	8.200		12/12/17	1,783,500

					2,425,125

Georgia(c) – 0.2%
Republic of Georgia (B+/Ba3)
	1,170,000	6.875		04/12/21	1,140,750

Ghana – 0.3%
Republic of Ghana (B/NR)
	1,650,000	8.500		10/04/17	1,707,750

Hungary – 0.9%
Hungary Government Bond (BBB-/Baa3)
	880,000	6.375		03/29/21	849,200
	4,610,000	7.625		03/29/41	4,464,793

					5,313,993

Iceland(c) – 1.2%
Republic of Iceland (BBB-/Baa3)
	7,800,000	4.875		06/16/16	7,680,820

Indonesia – 8.6%
Republic of Indonesia (BB+/Ba1)
	4,650,000	6.750		03/10/14	4,998,750
	820,000	7.500		01/15/16	932,750
	7,664,000	11.625		03/04/19	10,921,200
	8,929,000	5.875	(c)	03/13/20	9,643,320
	340,000	5.875		03/13/20	367,200
	4,950,000	4.875	(c)	05/05/21	4,999,500
	490,000	4.875		05/05/21	494,900
	2,490,000	8.500		10/12/35	3,349,050
	3,198,000	7.750	(c)	01/17/38	4,005,495
	10,844,000	7.750		01/17/38	13,582,110

					53,294,275

Iraq – 0.9%
Republic of Iraq (NR/NR)
	6,830,000	5.800		01/15/28	5,429,850

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)

Ivory Coast(d) – 1.0%
Republic of Ivory Coast (NR/NR)
	$11,280,000	2.500%		12/31/32	$5,470,800
	1,000,000	2.500	(c)	12/31/32	485,000

					5,955,800

Malaysia(c) – 0.9%
Wakala Global Sukuk Bhd (A-/A3)
	5,180,000	4.646		07/06/21	5,371,223

Mexico – 3.6%
Mexican Bonos (A-/Baa1)
MXN	46,708,300	8.500		11/18/38	3,673,427
United Mexican States (BBB/Baa1)
	$1,000	7.500		01/14/12	1,013
	540,000	5.875		01/15/14	581,310
	250,000	6.625		03/03/15	282,500
	1,040,000	5.625		01/15/17	1,157,000
	3,100,000	5.950		03/19/19	3,534,000
	580,000	8.300		08/15/31	826,500
	3,696,000	6.750		09/27/34	4,536,840
	1,080,000	6.050		01/11/40	1,225,800
	6,350,000	5.750	(e)	10/12/2110	6,191,250

					22,009,640

Nigeria – 0.8%
Republic of Nigeria (B+/NR)
	1,800,000	6.750	(c)	01/28/21	1,755,000
	2,970,000	6.750		01/28/21	2,895,750

					4,650,750

Pakistan – 0.4%
Islamic Republic of Pakistan (B-/B3)
	1,320,000	6.875		06/01/17	990,000
	1,070,000	6.875	(c)	06/01/17	802,500
	1,420,000	7.875		03/31/36	923,000

					2,715,500

Panama – 1.7%
Republic of Panama (BBB-/Baa3)
	184,000	7.250		03/15/15	210,220
	90,000	7.125		01/29/26	112,500
	2,247,000	8.875		09/30/27	3,213,210
	3,610,000	9.375		04/01/29	5,378,900
	1,340,000	6.700		01/26/36	1,608,000

					10,522,830

Peru – 1.5%
Republic of Peru (BBB/Baa3)
	310,000	7.125		03/30/19	373,550
	3,442,000	7.350		07/21/25	4,268,080
	3,484,000	8.750		11/21/33	4,955,990

					9,597,620

Philippines – 4.8%
Republic of Philippines (BB/Ba2)
	3,169,000	8.375		06/17/19	4,016,707
	965,000	7.500		09/25/24	1,160,413
	3,450,000	5.500		03/30/26	3,600,937
	3,302,000	9.500		02/02/30	4,829,175
	1,912,000	7.750		01/14/31	2,452,140
	11,826,000	6.375		10/23/34	13,481,640

					29,541,012

Russia – 6.1%
Russian Federation (NR/Baa1)(c)
	800,000	3.625		04/29/15	786,000
Russian Federation (BBB/Baa1)(b)
	1,470,500	7.500		03/31/30	1,652,842
	31,370,950	7.500		03/31/30	35,260,948

					37,699,790

Serbia(b) – 0.4%
Republic of Serbia (BB/NR)
	2,520,000	6.750		11/01/24	2,356,200

South Africa – 1.7%
Republic of South Africa (NR/A3)
ZAR	23,205,000	6.750		03/31/21	2,586,116
Republic of South Africa (A/A3)
	8,090,000	7.250		01/15/20	941,787
	22,305,000	10.500		12/21/26	3,202,165
Republic of South Africa (BBB+/A3)
	$3,220,000	6.250		03/08/41	3,586,275

					10,316,343

Sri Lanka – 0.3%
Republic of Sri Lanka (B+/NR)
	540,000	7.400	(c)	01/22/15	564,300
	274,000	7.400		01/22/15	286,330
Republic of Sri Lanka (B+/B1)(c)
	1,170,000	6.250		07/27/21	1,131,621

					1,982,251

Turkey – 3.0%
Republic of Turkey (BB/Ba2)
	2,370,000	7.000		09/26/16	2,621,812
	11,635,000	5.625		03/30/21	11,882,244
	610,000	7.375		02/05/25	696,163
	590,000	11.875		01/15/30	964,650
	2,310,000	6.750		05/30/40	2,428,387

					18,593,256

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)

Ukraine – 3.7%
Ukraine Government (B+/B2)
EUR	1,000,000	4.950%		10/13/15	$1,118,691
	$7,680,000	6.250	(c)	06/17/16	6,833,686
	3,940,000	6.580		11/21/16	3,536,150
	1,200,000	6.750		11/14/17	1,068,000
	5,550,000	7.750		09/23/20	4,981,125
	4,750,000	7.950	(c)	02/23/21	4,298,750
	1,340,000	7.950		02/23/21	1,212,700

					23,049,102

Uruguay – 1.8%
Republic of Uruguay (BBB-/Ba1)
	1,146,907	8.000		11/18/22	1,427,899
	466,000	6.875		09/28/25	545,220
	680,000	7.875	(f)	01/15/33	843,200
	6,596,000	7.625		03/21/36	8,113,080

					10,929,399

Venezuela – 3.9%
Republic of Venezuela (B+/B2)
	650,000	5.750		02/26/16	468,000
	1,170,000	13.625		08/15/18	1,140,750
	510,000	13.625		08/15/18	489,600
	8,750,000	7.750		10/13/19	5,578,125
	6,531,000	6.000		12/09/20	3,608,378
	4,030,000	9.000		05/07/23	2,518,750
	7,790,000	8.250		10/13/24	4,557,150
	7,610,000	7.650		04/21/25	4,318,675
	710,000	9.250		05/07/28	436,650
	850,000	11.950		08/05/31	626,450
	1,170,000	7.000		03/31/38	614,250

					24,356,778

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $412,748,790)					$405,503,755

Foreign Debt Obligation – 1.3%
Supranational – 1.3%
Corporation Andina de Fomento (A+/A1)
	$8,029,000	3.750%		01/15/16	$8,092,083
(Cost $8,168,681)

Corporate Obligations – 21.5%
Brazil – 2.0%
Banco Safra SA (NR/Baa1)(c)
BRL	1,070,000	10.250%		08/08/16	$540,614
Banco Votorantim SA (BB+/Baa1)(c)
	1,389,732	6.250		05/16/16	724,875
BFF International Ltd. (BB+/Ba1)(g)
	$2,730,000	7.250		01/28/20	2,844,765
CCL Finance Ltd. (BB/NR)
	1,058,000	9.500		08/15/14	1,201,752
Companhia Energetica de Sao Paulo (NR/Ba1)
BRL	2,329,129	9.750		01/15/15	1,372,187
Independencia International Ltd. (NR/NR)(c)(d)(g)
	$1,277,436	12.000		12/30/16	9,708
Petrobras International Finance Co. (BBB-/A3)(g)
	2,710,000	5.375		01/27/21	2,695,546
Vale Overseas, Ltd. (BBB+/Baa2)(g)
	1,100,000	5.625		09/15/19	1,143,908
	2,180,000	4.625		09/15/20	2,106,735

					12,640,090

Canada – 0.5%
PTT Exploration and Production Public Co. Ltd. (BBB+/Baa1)(c)
	3,080,000	5.692		04/05/21	3,112,340
Sino-Forest Corp. (NR/Caa1)(d)(g)
	1,359,000	6.250		10/21/17	298,980

					3,411,320

Chile – 2.1%
AES Gener SA (BBB-/Baa3)(c)(g)
	1,320,000	5.250		08/15/21	1,260,344
Banco del Estado de Chile (A+/Aa3)(c)(g)
	4,670,000	4.125		10/07/20	4,665,729
Corporacion Nacional del Cobre (A/A1)
	1,160,000	3.750	(c)	11/04/20	1,150,310
	3,385,000	6.150		10/24/36	4,081,396
E-CL SA (BBB-/NR)(c)(g)
	2,070,000	5.625		01/15/21	2,130,523

					13,288,302

Colombia(g) – 0.7%
EEB International Ltd. (BB/NR)
	690,000	8.750	(c)	10/31/14	710,700
	1,020,000	8.750		10/31/14	1,050,600
TGI International Ltd. (BB/NR)
	760,000	9.500	(c)	10/03/17	816,603
	1,440,000	9.500		10/03/17	1,549,417

					4,127,320

Hong Kong – 1.0%
Country Garden Holdings Co. (BB-/Ba3)(h)
CNY	6,700,000	2.500		02/22/13	1,135,346
ENN Energy Holdings Ltd. (BBB-/Baa3)(c)(g)
	$1,010,000	6.000		05/13/21	989,315
Evergrande Real Estate Group Ltd. (BB-/B2)
CNY	14,110,000	7.500		01/19/14	1,601,618
Sinochem Overseas Capital Co. Ltd. (BBB+/Baa1)(c)
	$1,490,000	6.300		11/12/40	1,354,112
Zijin International Finance Co. Ltd. (NR/A1)
	1,260,000	4.250		06/30/16	1,201,788

					6,282,179

India – 0.5%
NTPC, Ltd. (BBB-/NR)
	3,250,000	5.625		07/14/21	3,174,919

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Ireland – 0.4%
MTS International Funding Ltd. (BB/Ba2)
	$660,000	8.625%		06/22/20	$650,100
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB/Ba3)
	1,850,000	7.748	(c)	02/02/21	1,526,250

					2,176,350

Kazakhstan – 2.6%
Development Bank of Kazakhstan JSC (BBB/Baa3)(c)
	1,700,000	5.500		12/20/15	1,598,000
Kazakhstan Temir Zholy Finance BV (BBB-/Baa3)(c)
	700,000	6.375		10/06/20	680,750
Kazatomprom (NR/Baa3)
	700,000	6.250	(c)	05/20/15	703,500
	450,000	6.250		05/20/15	452,250
KazMunaiGaz Finance Sub BV (BBB-/Baa3)
	10,000	8.375	(c)	07/02/13	10,350
	2,100,000	11.750	(c)	01/23/15	2,420,250
	4,560,000	11.750		01/23/15	5,255,400
	1,080,000	7.000	(c)	05/05/20	1,090,800
KazMunayGas National Co. (BBB-/Baa3)
	610,000	9.125		07/02/18	689,300
	400,000	7.000		05/05/20	404,000
	2,530,000	6.375	(c)	04/09/21	2,466,750
	340,000	6.375		04/09/21	331,500

					16,102,850

Luxembourg – 2.9%
Alrosa Finance SA (BB-/Ba3)
	1,330,000	7.750		11/03/20	1,236,900
	1,700,000	7.750	(c)	11/03/20	1,581,000
Gaz Capital SA for Gazprom (BBB/Baa1)(h)
	6,080,000	9.250		04/23/19	7,052,800
Gazprom International SA for Gazprom (BBB+/NR)
	1,913,206	7.201		02/01/20	2,027,999
TNK-BP Finance SA (BBB-/Baa2)
	4,180,000	7.875		03/13/18	4,347,200
	1,410,000	7.250		02/02/20	1,410,000

					17,655,899

Malaysia – 0.7%
Petronas Capital Ltd. (A-/A1)
	1,630,000	5.250		08/12/19	1,767,208
	2,200,000	5.250	(c)	08/12/19	2,385,189

					4,152,397

Mexico – 2.5%
Cemex Finance LLC (B/NR)(g)
	660,000	9.500		12/14/16	481,531
	1,900,000	9.500	(c)	12/14/16	1,386,224
EUR	450,000	9.625	(c)	12/14/17	412,978
Cemex SAB de CV (B/NR)(a)(c)
	$1,460,000	5.369		09/30/15	949,014
GEO Maquinaria (NR/NR)(c)(g)
	1,095,875	9.625		05/02/21	931,494
Pemex Project Funding Master Trust (BBB/Baa1)(g)
	386,000	5.750		03/01/18	419,775
	6,420,000	6.625		06/15/35	6,869,400
Petroleos Mexicanos (BBB/Baa1)(g)
	512,000	8.000		05/03/19	627,200
	3,410,000	5.500	(c)	01/21/21	3,580,500

					15,658,116

Netherlands – 0.4%
Arcos Dorados Holdings, Inc. (NR/Ba2)(g)
	879,000	7.500		10/01/19	918,109
Myriad International Holding BV (NR/Baa3)
	310,000	6.375		07/28/17	320,850
VimpelCom Holdings BV (BB/Ba3)(c)
	1,180,000	7.504		03/01/22	961,700
VimpelCom Holdings BV (NR/Ba3)
	350,000	7.504		03/01/22	278,250

					2,478,909

Philippines – 0.4%
Development Bank of Philippines (BB/NR)
	310,000	5.500		03/25/21	300,700
Energy Development Corp. (NR/NR)
	1,820,000	6.500		01/20/21	1,738,100
Quezon Power Philippines Ltd. (B+/B1)(g)
	379,500	8.860		06/15/17	409,860

					2,448,660

Qatar(g) – 0.5%
Ras Laffan Liquefied Natural Gas Co. Ltd. II (A/Aa3)
	2,511,420	5.298		09/30/20	2,687,219
Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa3)(c)
	180,000	5.500		09/30/14	194,670

					2,881,889

South Africa – 1.3%
Eskom Holdings Ltd. (BBB+/Baa2)(c)(g)
	1,270,000	5.750		01/26/21	1,304,208
Peermont Proprietary Global Ltd. (B-/B3)(g)
EUR	3,670,000	7.750		04/30/14	3,785,999
Transnet Ltd. (NR/A3)
	$1,810,000	4.500	(c)	02/10/16	1,855,250
	1,220,000	4.500		02/10/16	1,250,500

					8,195,957

South Korea(c) – 0.2%
National Agricultural Cooperative Federation (A/A1)
	1,090,000	3.500		02/08/17	1,035,304

Turkey – 0.6%
Akbank TAS (NR/Ba1)
	1,930,000	5.125		07/22/15	1,833,500
Turkiye Garanti Bankasi AS (NR/Ba1)(c)
	2,080,000	6.250		04/20/21	1,913,600

					3,747,100

Ukraine – 0.1%
Financing of Infrastructural Projects State Enterprise (NR/B2)
	600,000	8.375		11/03/17	561,060

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Ukraine – (continued)

NAK Naftogaz Ukraine (NR/NR)
	$310,000	9.500%	09/30/14	$292,175

				853,235

United Arab Emirates – 0.7%
Dolphin Energy Ltd. (NR/A1)(g)
	927,780	5.888 (c)	06/15/19	994,116
	1,210,532	5.888	06/15/19	1,297,085
Dubai Holding Commercial Operations MTN Ltd. (NR/B3)(a)
	510,000	0.629	02/01/12	478,125
ICICI Bank Ltd. (BBB-/Baa2)(c)(g)
	1,590,000	4.750	11/25/16	1,503,663

				4,272,989

Venezuela(g) – 1.4%
Petroleos de Venezuela SA (B+/NR)
	310,000	5.500	04/12/37	137,950
	811,900	5.250	04/12/17	456,694
	1,320,000	8.500	11/02/17	864,600
	7,160,000	8.500 (c)	11/02/17	4,689,800
	3,720,000	5.375	04/12/27	1,701,900
Petroleos de Venezuela SA (NR/NR)
	910,000	4.900	10/28/14	618,800

				8,469,744

TOTAL CORPORATE OBLIGATIONS
(Cost $140,637,060)				$133,053,529

Structured Note(a) – 1.7%
Brazil – 1.7%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	18,674,828	0.000%	08/15/40	$10,226,428
(Cost $11,245,191)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $572,799,722)				$556,875,795

Short-term Investment(i) – 7.4%
Repurchase Agreement – 7.4%
Joint Repurchase Agreement Account II
	$46,100,000	0.095%	10/03/11	$46,100,000
(Cost $46,100,000)

TOTAL INVESTMENTS – 97.4%
(Cost $618,899,722)				$602,975,795

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%				15,810,783

NET ASSETS – 100.0%				$618,786,578

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(b)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2011.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $112,058,873, which represents approximately 18.1% of net assets as of September 30, 2011.

(d)	Security is currently in default and/or non-income producing.

(e)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(f)	Pay-in-kind securities.

(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(h)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(i)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on pages 88-89.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
BRL	—	Brazilian Real
CNY	—	Chinese Yuan
COP	—	Colombian Peso
EUR	—	Euro
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
INR	—	Indian Rupee
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
ZAR	—	South African Rand

Investment Abbreviations:
MTN	—	Medium Term Note
NR	—	Not Rated
TIIE	—	La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Barclays Bank PLC	USD/CNY	03/01/12	$3,191,759	$14,241
	USD/CNY	05/09/12	34,280,904	116,813
	USD/EUR	12/21/11	11,479,973	564,267
	USD/HUF	10/18/11	1,771,705	257,120
	USD/INR	10/18/11	3,945,357	63,051
	USD/KRW	10/18/11	4,670,052	299,140
	USD/KRW	10/31/11	948,110	5,249
	USD/PHP	10/18/11	1,499,232	37,683
	USD/TRY	12/21/11	1,575,877	24,123
	USD/ZAR	12/21/11	1,463,336	142,664
Citibank NA	USD/CNY	03/01/12	3,191,258	14,742
	USD/EUR	12/21/11	4,607,226	183,822
	USD/INR	10/18/11	4,393,613	82,867
	USD/INR	10/21/11	1,566,011	45,989
	USD/KRW	10/18/11	3,691,063	381,937
	USD/MXN	12/21/11	12,565,735	1,262,965
	USD/MYR	10/11/11	3,988,344	27,656
	USD/MYR	10/18/11	2,973,420	243,580
	USD/TWD	10/18/11	1,422,146	558
	USD/TWD	10/31/11	1,992,003	9,470
Credit Suisse International (London)	USD/BRL	10/18/11	2,928,979	475,864
	USD/RUB	10/18/11	4,441,903	414,097
	USD/ZAR	10/28/11	13,297,446	1,982,507
Deutsche Bank AG (London)	USD/CNY	03/01/12	3,211,856	19,144
	USD/INR	10/18/11	4,394,097	461,903
	USD/KRW	10/18/11	5,727,697	600,303
HSBC Bank PLC	USD/BRL	10/18/11	3,192,866	518,738
	USD/IDR	10/06/11	1,548,293	45,158
	USD/INR	10/18/11	1,509,399	108,601
JPMorgan Securities, Inc.	USD/BRL	10/18/11	551,193	101,807
	USD/CNY	10/25/11	3,204,193	13,795
	USD/EUR	10/13/11	22,460,311	1,677,622
	USD/KRW	10/31/11	946,467	5,176
	USD/MXN	12/21/11	2,407,149	351
	USD/MYR	10/11/11	791,231	14,769
	USD/MYR	10/18/11	4,816,557	361,443
	USD/TWD	10/18/11	7,683,576	150,392
	USD/TWD	10/25/11	1,568,738	43,262
	ZAR/USD	10/28/11	1,562,154	51,530
Merrill Lynch International Bank Ltd	CNY/USD	10/25/11	3,204,193	23,193
Morgan Stanley & Co.	USD/EUR	12/21/11	1,556,278	59,878
	ZAR/USD	10/28/11	1,582,006	1,346
Royal Bank of Canada	USD/MYR	10/18/11	1,501,739	112,261
	USD/RUB	10/18/11	1,690,238	186,762
State Street Bank	EUR/PLN	12/21/11	2,205,689	63,142
	USD/EUR	12/21/11	4,729,103	108,845
	USD/ZAR	12/21/11	2,724,325	41,131
UBS AG (London)	USD/BRL	10/18/11	9,241,669	1,677,523
	USD/RUB	10/18/11	9,229,195	994,005
	USD/ZAR	10/28/11	3,172,548	305,093

TOTAL				$14,397,578

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Barclays Bank PLC	CNY/USD	03/01/12	$4,781,040	$(61,960)
	EUR/USD	12/21/11	3,083,091	(35,106)
	INR/USD	10/18/11	5,088,051	(390,153)
	INR/USD	10/21/11	1,566,011	(3,667)
	KRW/USD	10/18/11	2,994,853	(363,056)
	KRW/USD	10/31/11	1,532,908	(26,092)
	MXN/EUR	12/21/11	1,504,045	(57,659)
	MXN/USD	11/29/11	10,038,944	(266,907)
	MXN/USD	12/21/11	1,525,058	(86,942)
	PLN/EUR	12/21/11	774,121	(31,962)
	RUB/USD	10/18/11	576,406	(57,594)
	TWD/USD	10/18/11	9,105,722	(574,585)
Citibank NA	CNY/USD	05/09/12	11,569,037	(93,233)
	IDR/USD	10/06/11	1,548,293	(65,707)
	IDR/USD	10/18/11	1,523,546	(94,454)
	INR/USD	10/18/11	768,548	(2,452)
	KRW/USD	10/18/11	7,104,184	(774,816)
	MYR/USD	10/18/11	9,649,430	(631,955)
	RUB/USD	10/18/11	7,686,970	(792,030)
	TWD/USD	10/25/11	1,568,738	(7,034)
	USD/CNY	10/25/11	3,225,435	(1,435)
	USD/KRW	10/18/11	2,409,846	(2,846)
	ZAR/USD	10/28/11	4,371,837	(599,104)
Credit Suisse International (London)	MXN/USD	12/21/11	1,439,651	(186,349)
	RUB/USD	10/18/11	5,499,708	(810,292)
Deutsche Bank AG (London)	INR/USD	10/18/11	6,938,117	(649,464)
	MXN/USD	12/21/11	1,439,709	(186,291)
	MYR/USD	10/18/11	6,685,391	(411,341)
	USD/MXN	12/21/11	2,417,491	(9,991)
	ZAR/USD	12/21/11	1,218,011	(154,651)
HSBC Bank PLC	BRL/USD	10/18/11	1,364,493	(231,507)
	CNY/USD	03/01/12	8,981,521	(112,800)
	CNY/USD	05/09/12	11,522,983	(70,083)
	IDR/USD	10/18/11	1,513,569	(77,029)
	MXN/USD	12/21/11	1,457,419	(163,581)
	MYR/USD	10/18/11	1,842,375	(115,625)
	PHP/USD	10/18/11	1,499,232	(23,266)
	TWD/USD	10/31/11	1,992,003	(18,037)
JPMorgan Securities, Inc.	BRL/USD	10/18/11	1,372,262	(211,738)
	CNY/USD	03/01/12	3,196,912	(41,431)
	HUF/USD	12/21/11	1,778,425	(209,023)
	KRW/USD	10/18/11	4,170,394	(483,243)
	PLN/EUR	12/21/11	1,540,206	(76,676)
	TRY/USD	12/21/11	1,585,664	(19,336)
	ZAR/USD	10/28/11	2,085,620	(315,912)
	ZAR/USD	12/21/11	1,409,827	(216,173)
Morgan Stanley & Co.	CNY/USD	05/09/12	11,522,983	(88,298)
	MYR/USD	10/18/11	483,705	(9,295)
Royal Bank of Canada	INR/USD	10/18/11	1,447,751	(154,249)
State Street Bank	EUR/USD	12/21/11	5,654,566	(49,435)
	KRW/USD	10/18/11	9,680,980	(671,061)
	MXN/USD	12/21/11	2,593,883	(75,117)
	ZAR/USD	12/21/11	1,228,541	(55,467)
UBS AG (London)	RUB/USD	10/18/11	1,464,213	(161,787)

TOTAL				$(11,079,297)

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Ultra Long U.S. Treasury Bonds	(99)	December 2011	$(15,703,875)	$(1,421,113)
2 Year U.S. Treasury Notes	110	December 2011	24,222,344	(33,131)
5 Year U.S. Treasury Notes	775	December 2011	94,925,391	(12,283)
10 Year U.S. Treasury Notes	159	December 2011	20,684,906	168,397
30 Year U.S. Treasury Bonds	20	December 2011	2,852,500	70,279

TOTAL				$(1,227,851)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments
	Amount		Termination	Received by	Made by	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Gain (Loss)*

Bank of America Securities LLC	MXN	244,110	09/16/13	4.700%	Mexico Interbank TIIE 28 Days	$(70,768)
Deutsche Bank Securities, Inc.		176,730	09/09/13	4.570	Mexico Interbank TIIE 28 Days	(82,467)
JPMorgan Securities, Inc.		25,060	08/05/21	6.250	Mexico Interbank TIIE 28 Days	(77,090)

TOTAL						$(230,325)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	Received		September 30,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(a)	Value	by the Fund	Gain (Loss)

Protection Sold:
Bank of America Securities LLC	Ukraine Government 6.75%, 11/14/17	$3,070	5.000%	03/20/16	898	$(402,895)	$69,250	$(472,145)
Deutsche Bank Securities, Inc.	Ukraine Government 6.75%, 11/14/17	1,650	5.000	12/20/16	898	(244,179)	(114,559)	(129,620)

TOTAL						$(647,074)	$(45,309)	$(601,765)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under swap contract is generally greater as the credit spread and the term of the swap contract increase.

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

NON-DELIVERABLE BOND FORWARD CONTRACTS*

	Notional
	Amount		Referenced	Settlement	Unrealized
Counterparty	(000s)		Obligation	Date	Gain (Loss)

Deutsche Bank Securities, Inc.	COP	5,526,000	Titulos de Tesoreia 10.000% 7/24/24	10/28/11	$26,428
		2,442,000	Titulos de Tesoreia 10.000% 7/24/24	10/31/11	11,830

TOTAL					$38,258

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – 89.9%
Aerospace – 0.6%
Spirit AeroSystems, Inc. (BB-/Ba3)
	$3,000,000	7.500%	10/01/17	$3,105,000
	4,900,000	6.750	12/15/20	4,887,750
TransDigm, Inc. (B-/B3)
	17,750,000	7.750	12/15/18	18,060,625

				26,053,375

Airlines(a) – 0.4%
Air Canada (B+/B1)
	16,475,000	9.250	08/01/15	15,651,250

Automotive – 2.6%
Chrysler Group LLC/CG Co-Issuer, Inc. (B/B2)(a)
	11,000,000	8.000	06/15/19	8,607,500
	19,750,000	8.250	06/15/21	15,256,875
Ford Motor Co. (BB-/Ba3)
	1,750,000	6.625	10/01/28	1,710,625
	26,500,000	7.450	07/16/31	29,150,000
Ford Motor Credit Co. LLC (BB-/Ba2)
	19,750,000	7.000	04/15/15	20,638,750
	8,000,000	12.000	05/15/15	9,520,000
	10,000,000	8.000	12/15/16	10,900,000
	11,125,000	6.625	08/15/17	11,570,000
	4,100,000	5.875	08/02/21	4,079,500
General Motors Liquidation Co. (NR/WR)(b)
	7,125,000	7.125	07/15/13	—
	2,000,000	7.700	04/15/16	—
	1,000,000	8.800	03/01/21	—
	14,500,000	8.375	07/15/33	—
Jaguar Land Rover PLC (B+/B1)(a)
	5,200,000	8.125	05/15/21	4,638,977

				116,072,227

Automotive Parts – 2.2%
Accuride Corp. (B/B2)
	2,000,000	9.500	08/01/18	2,020,000
Allison Transmission, Inc. (CCC+/Caa1)(a)
	7,375,000	7.125	05/15/19	6,785,000
American Axle & Manufacturing Holdings, Inc. (BB/Ba1)(a)
	9,000,000	9.250	01/15/17	9,405,000
American Tire Distributors Holdings, Inc. (B-/B2)
	6,625,000	9.750	06/01/17	6,707,813
ArvinMeritor, Inc. (CCC+/B3)
	10,750,000	10.625	03/15/18	10,642,500
ATU Auto-Teile-Unger Handels GmbH & Co., KG (B-/B3)
EUR	8,625,000	11.000	05/15/14	9,013,167
Exide Technologies (B/B2)
	$4,000,000	8.625	02/01/18	3,710,000
Navistar International Corp. (BB-/B1)
	14,025,000	8.250	11/01/21	14,375,625
Pinafore LLC/Pinafore, Inc. (B+/B1)(a)
	9,756,000	9.000	10/01/18	9,951,120
Pittsburgh Glass Works LLC (B+/B2)(a)
	3,250,000	8.500	04/15/16	2,973,750
Tenneco, Inc. (BB-/B2)
	3,750,000	7.750	08/15/18	3,843,750
	7,500,000	6.875	12/15/20	7,368,750
The Goodyear Tire & Rubber Co. (B+/B1)
	9,250,000	8.750	08/15/20	9,435,000
UCI International, Inc. (CCC+/B3)
	2,250,000	8.625	02/15/19	2,086,875

				98,318,350

Beverages(a) – 0.0%
Pernod-Ricard SA (BBB-/Baa3)
	350,000	5.750	04/07/21	385,546

Building Materials – 0.6%
Grohe Holding GmbH (CCC/B3)
EUR	5,500,000	8.625	10/01/14	6,189,599
Headwaters, Inc. (B+/B2)
	$4,625,000	7.625	04/01/19	3,607,500
PLY Gem Industries, Inc. (B-/Caa1)
	7,000,000	8.250	02/15/18	5,950,000
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (B+/B2)(a)
	6,250,000	8.625	12/01/17	6,000,000
USG Corp. (BB-/B2)(a)
	5,250,000	9.750	08/01/14	4,921,875

				26,668,974

Capital Goods – 1.7%
Altra Holdings, Inc. (BB-/B1)
	5,000,000	8.125	12/01/16	5,087,500
Amsted Industries, Inc. (BB-/B1)(a)
	6,000,000	8.125	03/15/18	6,195,000
Dynacast International LLC/Dynacast Finance, Inc. (B/B2)(a)
	2,750,000	9.250	07/15/19	2,578,125
Mueller Water Products, Inc. (B+/B2)
	530,000	8.750	09/01/20	524,700
Mueller Water Products, Inc. (CCC+/Caa2)
	10,000,000	7.375	06/01/17	8,200,000
RBS Global, Inc./Rexnord LLC (B-/Caa1)
	15,750,000	8.500	05/01/18	15,041,250
RBS Global, Inc./Rexnord LLC (CCC+/Caa2)
	17,500,000	11.750	08/01/16	17,762,500
Terex Corp. (B/Caa1)
	7,250,000	8.000	11/15/17	6,398,125
Terex Corp. (BB-/B2)
	12,375,000	10.875	06/01/16	13,117,500
Thermadyne Holdings Corp. (B-/B3)
	2,000,000	9.000	12/15/17	2,030,000

				76,934,700

Chemicals – 2.5%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/B3)
	6,750,000	8.875	02/01/18	5,535,000
Huntsman International LLC (B/B3)
	3,000,000	8.625	03/15/20	2,842,500
	15,750,000	8.625	03/15/21	14,923,125
Kraton Polymers LLC/Kraton Polymers Capital Corp. (B+/B2)
	5,000,000	6.750	03/01/19	4,412,500

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)

Lyondell Chemical Co. (BB+/Ba1)
	$808,000	8.000	%(a)	11/01/17	$870,620
EUR	2,018,250	8.000		11/01/17	2,824,727
Lyondell Chemical Co. (BB-/Ba3)
	$10,894,086	11.000		05/01/18	11,738,378
MacDermid, Inc. (CCC+/Caa1)(a)
	7,750,000	9.500		04/15/17	7,168,750
Nalco Co. (BB-/Ba2)
EUR	2,375,000	6.875		01/15/19	3,436,770
Omnova Solutions, Inc. (B-/B2)
	$12,625,000	7.875		11/01/18	10,163,125
OXEA Finance/Cy SCA (B+/B2)(a)
	4,630,000	9.500		07/15/17	4,479,525
Polymer Group, Inc. (B/B1)(a)
	5,050,000	7.750		02/01/19	5,037,375
Polypore International, Inc. (B/B3)
	9,375,000	7.500		11/15/17	9,328,125
Rockwood Specialties Group, Inc. (B+/B1)
EUR	21,810,000	7.625		11/15/14	28,635,545

					111,396,065

Conglomerates – 0.5%
Park-Ohio Industries, Inc. (CCC+/B3)
	$12,750,000	8.125		04/01/21	11,921,250
TriMas Corp. (B-/B2)
	9,000,000	9.750		12/15/17	9,315,000

					21,236,250

Construction Machinery – 0.6%
Case New Holland, Inc. (BB+/Ba2)
	8,900,000	7.875		12/01/17	9,500,750
CNH America LLC (BB+/Ba2)
	953,000	7.250		01/15/16	986,355
Dematic SA (B/B3)(a)
	12,100,000	8.750		05/01/16	11,249,747
The Manitowoc Co., Inc. (B+/B3)
	5,875,000	8.500		11/01/20	5,493,125

					27,229,977

Consumer Products – Household & Leisure – 1.6%
Affinion Group Holdings, Inc. (B-/Caa1)
	5,375,000	11.625		11/15/15	4,273,125
Affinion Group, Inc. (B-/B3)
	18,750,000	7.875		12/15/18	14,531,250
Armored Autogroup, Inc. (CCC+/Caa1)(a)
	10,875,000	9.250		11/01/18	9,053,437
Easton-Bell Sports, Inc. (B-/B2)
	5,500,000	9.750		12/01/16	5,795,625
Elizabeth Arden, Inc. (B+/B1)
	4,250,000	7.375		03/15/21	4,239,375
Jarden Corp. (B/B2)
	8,375,000	7.500		05/01/17	8,584,375
	1,250,000	7.500		01/15/20	1,268,750
Jarden Corp. (BB-/Ba3)
	2,375,000	8.000		05/01/16	2,493,750
Spectrum Brands Holdings, Inc. (B/B1)
	10,250,000	9.500		06/15/18	10,865,000
Spectrum Brands Holdings, Inc. (CCC+/B3)(c)
	5,085,308	12.000		08/28/19	5,492,133
Visant Corp. (B-/Caa1)
	6,000,000	10.000		10/01/17	5,580,000

					72,176,820

Consumer Products – Industrial – 0.1%
Interline Brands, Inc. (BB-/B2)
	2,500,000	7.000		11/15/18	2,437,500

Consumer Products – Non Durable – 0.9%
Constellation Brands, Inc. (BB+/Ba2)
	3,875,000	8.375		12/15/14	4,233,437
	7,500,000	7.250		05/15/17	7,856,250
Prestige Brands, Inc. (B/B3)
	6,000,000	8.250		04/01/18	6,180,000
Sally Holdings LLC (B+/B3)
	16,000,000	10.500		11/15/16	16,680,000
Sally Holdings LLC (BB/B2)
	5,000,000	9.250		11/15/14	5,100,000

					40,049,687

Defense – 0.7%
ADS Tactical, Inc. (B/B3)(a)
	10,006,000	11.000		04/01/18	9,780,865
DynCorp International, Inc. (B-/B2)
	1,750,000	10.375		07/01/17	1,522,500
Huntington Ingalls Industries, Inc. (B+/Ba3)(a)
	4,000,000	6.875		03/15/18	3,720,000
L-3 Communications Corp. (BB+/Ba1)
	14,625,000	6.375		10/15/15	14,880,938

					29,904,303

Emerging Markets(a) – 0.8%
Cemex Finance LLC (B/NR)
	9,327,000	9.500		12/14/16	6,804,902
Digicel Group Ltd. (NR/Caa1)
	18,500,000	8.875		01/15/15	17,390,000
	5,071,000	9.125		01/15/15	4,792,095
	6,500,000	10.500		04/15/18	6,370,000

					35,356,997

Energy – Coal – 1.0%
Arch Coal, Inc. (B+/B1)(a)
	13,400,000	7.000		06/15/19	12,730,000
Foresight Energy LLC/Foresight Energy Corp. (B/Caa1)(a)
	11,400,000	9.625		08/15/17	11,343,000
Peabody Energy Corp. (BB+/Ba1)
	2,500,000	7.375		11/01/16	2,737,500
	3,800,000	6.500		09/15/20	3,971,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. (B/B2)
	6,000,000	8.250		04/15/18	5,700,000
SunCoke Energy, Inc. (B+/B1)(a)
	6,250,000	7.625		08/01/19	6,109,375

					42,590,875

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)

Energy – Exploration & Production – 7.0%
Antero Resources Finance Corp. (B/B3)(a)
$5,000,000	7.250%		08/01/19	$4,812,500
BreitBurn Energy Partners LP (B/B3)
7,650,000	8.625		10/15/20	7,344,000
Brigham Exploration Co. (CCC+/Caa1)
4,500,000	6.875		06/01/19	4,432,500
Chaparral Energy, Inc. (B-/Caa1)
4,250,000	9.875		10/01/20	4,228,750
6,050,000	8.250		09/01/21	5,475,250
Chesapeake Energy Corp. (BB+/Ba3)
10,250,000	9.500		02/15/15	11,531,250
12,000,000	7.250		12/15/18	12,780,000
2,000,000	6.625		08/15/20	2,060,000
5,450,000	6.875		11/15/20	5,695,250
3,750,000	6.125		02/15/21	3,778,125
10,000,000	2.500	(d)	05/15/37	9,550,250
Concho Resources, Inc. (BB/B3)
1,700,000	8.625		10/01/17	1,797,750
8,300,000	6.500		01/15/22	8,051,000
CONSOL Energy, Inc. (BB/B1)
7,750,000	8.000		04/01/17	8,137,500
6,875,000	8.250		04/01/20	7,253,125
2,500,000	6.375	(a)	03/01/21	2,412,500
Continental Resources, Inc. (BB/B1)
3,625,000	7.375		10/01/20	3,751,875
Copano Energy LLC/Copano Energy Finance Corp. (B+/B1)
4,875,000	7.125		04/01/21	4,826,250
Denbury Resources, Inc. (BB-/B1)
1,375,000	9.750		03/01/16	1,485,000
3,500,000	6.375		08/15/21	3,377,500
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. (B-/B3)(a)
9,500,000	8.375		06/01/19	9,025,000
Encore Acquisition Co. (NR/B1)
3,250,000	9.500		05/01/16	3,518,125
Energy Partners Ltd. (B-/Caa1)
5,858,000	8.250		02/15/18	5,316,135
EV Energy Partners LP (B-/B3)(a)
5,700,000	8.000		04/15/19	5,557,500
Forest Oil Corp. (B/B1)
5,000,000	7.250		06/15/19	4,912,500
Key Energy Services, Inc. (BB-/B1)
4,125,000	6.750		03/01/21	3,970,313
Laredo Petroleum, Inc. (CCC+/Caa2)(a)
10,250,000	9.500		02/15/19	10,762,500
Linn Energy LLC/Linn Energy Finance Corp. (B/B2)
6,650,000	6.500	(a)	05/15/19	6,267,625
5,000,000	8.625		04/15/20	5,125,000
16,300,000	7.750		02/01/21	16,137,000
Newfield Exploration Co. (BB+/Ba2)
6,500,000	6.875		02/01/20	6,760,000
Newfield Exploration Co. (BBB-/Ba1)
7,800,000	5.750		01/30/22	7,712,250
NFR Energy LLC/NFR Energy Finance Corp. (B-/Caa1)(a)
12,500,000	9.750		02/15/17	11,000,000
Oasis Petroleum, Inc. (B-/Caa1)(a)
3,000,000	7.250		02/01/19	2,932,500
Pioneer Drilling Co. (B/NR)
6,367,000	9.875		03/15/18	6,621,680
Pioneer Natural Resources Co. (BB+/Ba1)
4,000,000	6.650		03/15/17	4,280,000
750,000	6.875		05/01/18	802,500
Plains Exploration & Production Co. (BB-/B1)
8,250,000	7.750		06/15/15	8,497,500
2,250,000	10.000		03/01/16	2,458,125
9,000,000	7.000		03/15/17	8,977,500
5,000,000	7.625		06/01/18	5,112,500
5,000,000	8.625		10/15/19	5,375,000
7,250,000	7.625		04/01/20	7,458,437
4,000,000	6.625		05/01/21	3,880,000
Precision Drilling Corp. (BB+/Ba1)(a)
2,150,000	6.500		12/15/21	2,112,375
Range Resources Corp. (BB/Ba3)
8,625,000	8.000		05/15/19	9,422,812
SandRidge Energy, Inc. (B-/B3)
2,886,000	9.875	(a)	05/15/16	3,030,300
6,925,000	8.000	(a)	06/01/18	6,613,375
3,250,000	8.750		01/15/20	3,217,500
6,875,000	7.500	(a)	03/15/21	6,153,125
Stone Energy Corp. (B/Caa1)
8,750,000	8.625		02/01/17	8,006,250
Unit Corp. (BB-/B3)
5,800,000	6.625		05/15/21	5,777,417
Whiting Petroleum Corp. (BB/Ba3)
4,000,000	7.000		02/01/14	4,260,000

				313,833,219

Energy – Services – 1.1%
Basic Energy Services, Inc. (B/B3)(a)
7,250,000	7.750		02/15/19	7,105,000
Cie Generale de Geophysique – Veritas (BB-/Ba3)
1,250,000	9.500		05/15/16	1,290,706
17,600,000	6.500	(a)	06/01/21	15,829,122
Frac Tech Services LLC/Frac Tech Finance, Inc. (BB/Ba3)(a)
4,645,000	7.625		11/15/18	4,598,550
OGX Petroleo e Gas Participacoes SA (B/B1)(a)
14,850,000	8.500		06/01/18	13,355,175
Trinidad Drilling Ltd. (BB-/B2)(a)
8,200,000	7.875		01/15/19	8,155,005

				50,333,558

Entertainment & Leisure – 0.9%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. (B-/B2)
6,625,000	9.125		08/01/18	7,055,625
GWR Operating Partnership LLP (BB-/B3)
8,000,000	10.875		04/01/17	8,240,000
MU Finance PLC (NR/NR)(a)
13,250,000	8.375		02/01/17	13,846,250
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. (B-/B2)(a)
7,975,000	8.875		04/15/17	7,307,094

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Entertainment & Leisure – (continued)

Regal Entertainment Group (B-/B3)
	$1,100,000	9.125%		08/15/18	$1,075,250
Universal City Development Partners Ltd. (B/Baa2)
	3,088,000	10.875		11/15/16	3,605,240

					41,129,459

Finance – 6.5%
ACE Cash Express, Inc. (B/B3)(a)
	12,925,000	11.000		02/01/19	11,503,250
Ally Financial, Inc. (B+/B1)
	7,000,000	6.750		12/01/14	6,650,000
	8,500,000	8.300		02/12/15	8,245,000
	34,080,000	6.250		12/01/17	29,479,200
	10,050,000	8.000		03/15/20	9,095,250
	1,875,000	7.500		09/15/20	1,678,125
	13,000,000	8.000		11/01/31	11,375,000
American General Finance Corp. (B/B3)
	12,164,000	6.900		12/15/17	8,545,210
CIT Group, Inc. (B+/B2)
	31,325,000	5.250	(a)	04/01/14	29,602,125
	6,300,733	7.000		05/01/16	6,080,207
	21,749,000	7.000	(a)	05/02/16	20,770,295
	34,300,000	7.000	(a)	05/02/17	33,185,250
Citigroup Capital XXI (BB+/Baa3)(e)
	12,450,000	8.300		12/21/57	12,169,875
General Motors Financial Co., Inc. (B/B1)(a)
	8,250,000	6.750		06/01/18	7,837,500
International Lease Finance Corp. (BBB-/B1)
	13,635,000	6.625		11/15/13	13,089,600
	12,125,000	8.625		09/15/15	11,943,125
	12,500,000	5.750		05/15/16	11,125,000
	10,500,000	8.750		03/15/17	10,473,750
	2,250,000	8.875		09/01/17	2,255,625
	9,500,000	8.250		12/15/20	9,262,500
International Lease Finance Corp. (BBB-/Ba3)(a)
	1,000,000	6.750		09/01/16	985,000
Lloyds Banking Group PLC (C/B3)(a)(b)(e)
	4,242,000	5.920		10/29/49	2,014,653
National Money Mart Co. (B+/B2)
	8,250,000	10.375		12/15/16	8,415,000
Oppenheimer Holdings, Inc. (B+/B2)
	5,625,000	8.750		04/15/18	5,428,125
Provident Funding Associates (B/B2)(a)
	6,125,000	10.125		02/15/19	5,451,250
RBS Capital Trust I (C/B3)
	6,375,000	4.709		12/29/49	2,932,500
RBS Capital Trust III (C/B3)
	7,750,000	5.512		09/29/49	3,526,250
Regions Bank (BB+/Ba3)
	1,100,000	7.500		05/15/18	1,078,000
Royal Bank of Scotland Group PLC (C/Ba3)(a)
	2,000,000	6.990		10/29/49	1,280,808
Speedy Cash, Inc. (B/B3)(a)
	5,700,000	10.750		05/15/18	5,757,000

					291,234,473

Finance Insurance – 0.9%
AXA SA (BBB/Baa1)(a)(e)
	22,525,000	6.463		12/14/49	14,303,375
HUB International Holdings, Inc. (CCC+/B3)(a)
	6,750,000	9.000		12/15/14	6,530,625
Liberty Mutual Group, Inc. (BB/Baa3)(a)
	14,625,000	7.800		03/15/37	12,431,250
Towergate Finance PLC (NR/B1)
GBP	6,250,000	8.500		02/15/18	8,284,316

					41,549,566

Food – 1.6%
Bakkavor Group HF (B/B2)(a)
	2,125,000	8.250		02/15/18	2,286,181
Bumble Bee Acquisition Corp. (B/B2)(a)
	$7,750,000	9.000		12/15/17	7,440,000
Bumble Bee Holdco SCA (CCC+/Caa1)(a)(c)
	10,375,000	9.625		03/15/18	8,611,250
Dean Foods Co. (B-/B2)
	4,500,000	7.000		06/01/16	4,275,000
Del Monte Foods Co. (CCC+/B3)(a)
	15,750,000	7.625		02/15/19	13,387,500
Foodcorp Pty Ltd. (B-/B2)
EUR	5,250,000	8.750		03/01/18	5,908,297
Pinnacle Foods Finance LLC (CCC+/B3)
	$15,242,000	9.250		04/01/15	15,089,580
Pinnacle Foods Finance LLC (CCC+/Caa1)
	13,000,000	10.625		04/01/17	13,000,000

					69,997,808

Gaming – 5.6%
Caesars Entertainment Operating Co., Inc. (B/B3)
	16,000,000	11.250		06/01/17	16,100,000
Caesars Entertainment Operating Co., Inc. (CCC/Caa3)
	10,000,000	12.750		04/15/18	6,775,000
Caesars Entertainment Operating Co., Inc. (CCC/NR)
	23,419,000	10.000		12/15/18	13,665,774
Chukchansi Economic Development Authority (B-/Caa2)(a)
	5,345,000	8.000		11/15/13	3,688,050
CityCenter Holdings LLC (CCC/Caa2)(a)(c)
	11,500,000	10.750		01/15/17	10,157,056
CityCenter Holdings LLC/CityCenter Finance Corp. (B/B2)(a)
	7,125,000	7.625		01/15/16	6,715,312
Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/B3)(a)
	4,100,000	10.500		07/01/19	3,854,000
Gala Group Finance PLC (B+/B2)(a)
GBP	2,000,000	8.875		09/01/18	2,454,757
Gateway Casinos & Entertainment Ltd. (BB-/B3)(a)
CAD	6,375,000	8.875		11/15/17	6,144,432
Isle of Capri Casinos, Inc. (B-/B3)
	$6,250,000	7.750		03/15/19	5,812,500
Isle of Capri Casinos, Inc. (CCC+/Caa1)
	2,118,000	7.000		03/01/14	1,922,085
Las Vegas Sands Corp. (BB/Ba3)
	1,500,000	6.375		02/15/15	1,515,000

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Gaming – (continued)

Marina District Finance Co., Inc. (BB-/B2)
	$4,900,000	9.500%		10/15/15	$4,385,500
	5,350,000	9.875		08/15/18	4,574,250
MCE Finance Ltd. (B+/B1)
	10,875,000	10.250		05/15/18	11,527,500
MGM Resorts International (B/Ba3)
	11,500,000	13.000		11/15/13	13,052,500
	4,750,000	11.125		11/15/17	5,201,250
	1,250,000	9.000		03/15/20	1,287,500
MGM Resorts International (CCC+/Caa1)
	21,500,000	6.625		07/15/15	18,221,250
	15,000,000	7.500		06/01/16	12,900,000
	12,500,000	10.000	(a)	11/01/16	11,812,500
	4,000,000	11.375		03/01/18	4,070,000
Mohegan Tribal Gaming Authority (CC/Ca)
	1,555,000	7.125		08/15/14	808,600
Mohegan Tribal Gaming Authority (CC/Caa2)
	8,750,000	6.125		02/15/13	5,425,000
Peermont Proprietary Global Ltd. (B-/B3)
EUR	11,250,000	7.750		04/30/14	11,605,583
Peninsula Gaming LLC (B/Caa1)
	$11,065,000	10.750		08/15/17	10,677,725
Pinnacle Entertainment, Inc. (B/Caa1)
	8,475,000	7.500		06/15/15	8,241,937
	5,375,000	8.750		05/15/20	5,186,875
Pinnacle Entertainment, Inc. (BB/B1)
	6,000,000	8.625		08/01/17	6,090,000
Scientific Games International, Inc. (BB-/B1)
	4,500,000	9.250		06/15/19	4,567,500
Shingle Springs Tribal Gaming Authority (CCC/Caa2)(a)
	10,000,000	9.375		06/15/15	5,800,000
Snoqualmie Entertainment Authority (B-/Caa1)(a)
	11,750,000	9.125		02/01/15	11,162,500
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. (B-/B3)(a)
	1,850,000	8.625		04/15/16	1,859,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (BBB-/Ba3)
	5,000,000	7.750		08/15/20	5,325,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (BBB-/NR)
	2,125,000	7.875		11/01/17	2,295,000
Yonkers Racing Corp. (B+/B1)(a)
	4,500,000	11.375		07/15/16	4,680,000

					249,561,186

Health Care – Medical Products – 1.5%
Accellent, Inc. (B+/B1)
	5,500,000	8.375		02/01/17	5,335,000
Alere, Inc. (B/B2)
	5,000,000	7.875		02/01/16	4,725,000
Alere, Inc. (B-/B3)
	6,750,000	9.000		05/15/16	6,446,250
	1,500,000	8.625		10/01/18	1,368,750
Catalent Pharma Solutions, Inc. (B/Caa1)(c)
	12,875,118	9.500		04/15/15	11,845,109
Catalent Pharma Solutions, Inc. (B-/Caa1)
EUR	2,625,000	9.750		04/15/17	2,567,296
ConvaTec Healthcare E SA (B/Caa1)
	6,733,000	10.500	(a)	12/15/18	5,958,705
EUR	2,000,000	10.875		12/15/18	2,183,792
ConvaTec Healthcare E SA (B+/Ba3)
	750,000	7.375		12/15/17	911,134
DJO Finance LLC/DJO Finance Corp. (B-/B3)(a)
	$5,750,000	7.750		04/15/18	5,016,875
DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)(a)
	2,250,000	9.750		10/15/17	1,940,625
Fresenius Medical Care US Finance, Inc. (BB/Ba2)
	6,625,000	6.875		07/15/17	6,926,948
	8,414,000	5.750	(a)	02/15/21	8,077,440
VWR Funding, Inc. (B-/Caa1)(c)
	3,751,562	10.250		07/15/15	3,709,357

					67,012,281

Health Care – Pharmaceutical – 1.2%
Capsugel FinanceCo. SCA (B/Caa1)(a)
EUR	7,900,000	9.875		08/01/19	9,816,682
Endo Pharmaceuticals Holdings, Inc. (BB-/Ba3)(a)
	$12,250,000	7.250		01/15/22	12,357,188
Mylan, Inc. (BB/NR)
	12,030,000	1.250		03/15/12	11,990,903
Valeant Pharmaceuticals International (BB/B1)(a)
	5,000,000	6.500		07/15/16	4,662,500
	14,625,000	6.875		12/01/18	13,345,312

					52,172,585

Health Care – Services – 5.4%
American Renal Holdings Co., Inc. (B/B2)
	2,255,000	8.375		05/15/18	2,266,275
American Renal Holdings Co., Inc. (CCC+/Caa2)
	12,114,078	9.750		03/01/16	11,992,937
CDRT Merger Sub, Inc. (B-/Caa1)(a)
	14,000,000	8.125		06/01/19	13,020,000
Community Health Systems, Inc. (B/B3)
	27,000,000	8.875		07/15/15	26,460,000
DaVita, Inc. (B/B2)
	9,434,000	6.375		11/01/18	9,056,640
	4,650,000	6.625		11/01/20	4,464,000
Gentiva Health Services, Inc. (CCC+/B3)
	4,850,000	11.500		09/01/18	3,855,750
HCA, Inc. (B-/B3)
	4,750,000	6.500		02/15/16	4,560,000
	25,400,000	7.500		02/15/22	23,241,000
HCA, Inc. (BB/Ba3)
	12,625,000	8.500		04/15/19	13,319,375
	28,950,000	6.500		02/15/20	28,153,875
	8,150,000	7.875		02/15/20	8,394,500
	21,250,000	7.250		09/15/20	21,356,250
HCA, Inc. (BB-/B2)
	1,625,000	9.875		02/15/17	1,755,000
HEALTHSOUTH Corp. (B+/B2)
	2,300,000	7.250		10/01/18	2,179,250
	8,725,000	7.750		09/15/22	7,917,938

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Health Care – Services – (continued)

MPT Operating Partnership LP/MPT Finance Corp. (BB/Ba2)(a)
	$18,261,000	6.875%	05/01/21	$17,576,212
OnCure Holdings, Inc. (B/B3)
	6,250,000	11.750	05/15/17	5,531,250
Patheon, Inc. (B+/B1)(a)
	3,875,000	8.625	04/15/17	3,293,750
Radiation Therapy Services, Inc. (CCC+/B3)
	4,375,000	9.875	04/15/17	3,762,500
STHI Holding Corp. (B/B2)(a)
	3,250,000	8.000	03/15/18	3,144,375
Tenet Healthcare Corp. (BB-/B1)
	5,500,000	10.000	05/01/18	5,967,500
	12,563,000	8.875	07/01/19	13,253,965
Tenet Healthcare Corp. (CCC+/Caa1)
	9,750,000	8.000	08/01/20	8,970,000
US Oncology, Inc. (NR/NR)
	32,250,000	9.125	08/15/17	241,875

				243,734,217

Home Construction – 0.1%
KB HOME (B+/B2)
	1,500,000	6.250	06/15/15	1,237,500
Meritage Homes Corp. (B+/NR)
	2,122,000	7.150	04/15/20	1,984,070

				3,221,570

Lodging – 0.4%
Felcor Lodging LP (NR/B2)
	5,802,000	10.000	10/01/14	6,034,080
Host Hotels & Resorts LP (BB+/Ba1)
	6,700,000	6.750	06/01/16	6,783,750
	6,300,000	6.000	11/01/20	6,079,500

				18,897,330

Machinery(a) – 0.3%
Constellation Enterprises LLC (B/B2)
	5,125,000	10.625	02/01/16	5,022,500
Dresser-Rand Group, Inc. (B+/B1)
	11,500,000	6.500	05/01/21	10,580,000

				15,602,500

Media – 1.1%
Allbritton Communications Co. (B/B2)
	5,650,000	8.000	05/15/18	5,296,875
DISH DBS Corp. (BB-/Ba3)
	6,525,000	7.125	02/01/16	6,573,937
	29,850,000	6.750 (a)	06/01/21	28,506,750
Gray Television, Inc. (CCC/Caa2)
	11,375,000	10.500	06/29/15	10,123,750

				50,501,312

Media – Broadcasting & Radio – 1.4%
Bonten Media Acquisition Co. (CCC-/Caa3)(a)(c)
	4,440,457	9.000	06/01/15	3,163,826
Clear Channel Communications, Inc. (CCC+/Caa1)
	9,500,000	9.000	03/01/21	7,030,000
Cumulus Media, Inc. (CCC+/B3)(a)
	9,450,000	7.750	05/01/19	7,701,750
Entravision Communications Corp. (B/B1)
	2,000,000	8.750	08/01/17	1,880,000
Fox Acquisition Sub LLC (CCC+/Caa2)(a)
	1,250,000	13.375	07/15/16	1,315,625
LIN Television Corp. (B-/B3)
	4,000,000	6.500	05/15/13	3,860,000
LIN Television Corp. (BB-/Ba3)
	2,875,000	8.375	04/15/18	2,889,375
Local TV Finance LLC (CCC+/Caa2)(a)(c)
	4,443,459	9.250	06/15/15	4,087,982
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. (B/B3)
	3,250,000	8.875	04/15/17	3,209,375
Sinclair Television Group, Inc. (BB-/Ba3)(a)
	8,750,000	9.250	11/01/17	9,100,000
Univision Communications, Inc. (B+/B2)(a)
	5,500,000	6.875	05/15/19	4,867,500
	1,500,000	7.875	11/01/20	1,380,000
Univision Communications, Inc. (CCC+/Caa2)(a)
	6,000,000	8.500	05/15/21	4,500,000
XM Satellite Radio, Inc. (BB-/B2)(a)
	8,850,000	7.625	11/01/18	8,761,500

				63,746,933

Media – Cable – 2.7%
Adelphia Communications Corp. (NR/NR)
	2,000,000	10.250	06/15/49	3,200
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	1,000,000	7.250	10/30/17	1,000,000
	3,125,000	7.875	04/30/18	3,203,125
	15,000,000	7.000	01/15/19	14,550,000
	1,750,000	8.125	04/30/20	1,828,750
	10,000,000	6.500	04/30/21	9,400,000
Charter Communications Operating LLC (BB+/Ba2)(a)
	10,000,000	10.875	09/15/14	10,750,000
CSC Holdings LLC (BB/Ba3)
	9,125,000	8.500	04/15/14	9,809,375
	4,600,000	8.500	06/15/15	4,853,000
	1,550,000	7.875	02/15/18	1,627,500
	1,750,000	7.625	07/15/18	1,820,000
	11,000,000	8.625	02/15/19	12,045,000
Kabel Baden-Wurttemberg GmbH & Co. (B+/B1)(a)
	3,750,000	7.500	03/15/19	3,675,000
Unitymedia GmbH (B-/B3)
EUR	750,000	9.625	12/01/19	967,614
UPC Holding BV (B-/B2)
	5,000,000	8.000	11/01/16	6,271,487
	23,375,000	8.375	08/15/20	27,025,529
Virgin Media Finance PLC (BB-/Ba2)
	$11,000,000	8.375	10/15/19	11,715,000
Virgin Media Investment Holdings Ltd. (BBB-/Baa3)
	125,000	6.500	01/15/18	133,057
Ziggo Bond Co. BV (B/B1)
EUR	1,375,000	8.000	05/15/18	1,770,882

				122,448,519

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Media – Diversified – 0.4%
Quebecor Media, Inc. (B+/B1)(a)
CAD	12,875,000	7.375%		01/15/21	$12,198,908
Videotron Ltee (BB/Ba1)
	$5,625,000	9.125		04/15/18	6,145,313

					18,344,221

Metals – 2.0%
AK Steel Corp. (BB/Ba3)
	5,625,000	7.625		05/15/20	4,907,812
Aleris International, Inc. (B+/B1)(a)
	2,252,000	7.625		02/15/18	2,021,170
Calcipar SA (BB-/B1)
EUR	8,121,000	2.737	(e)	07/01/14	9,520,095
	$12,900,000	6.875	(a)	05/01/18	11,158,500
FMG Resources (August 2006) Pty Ltd. (B+/B1)(a)
	6,150,000	6.375		02/01/16	5,535,000
	12,060,000	6.875		02/01/18	10,733,400
JMC Steel Group (B/B3)(a)
	4,550,000	8.250		03/15/18	4,231,500
Novelis, Inc. (B/B2)
	8,625,000	8.375		12/15/17	8,452,500
	11,000,000	8.750		12/15/20	10,890,000
Steel Dynamics, Inc. (BB+/Ba2)
	7,750,000	7.375		11/01/12	7,943,750
	5,500,000	7.750		04/15/16	5,472,500
Thompson Creek Metals Co., Inc. (B/B3)(a)
	8,000,000	7.375		06/01/18	7,320,000
Tube City IMS Corp. (B-/Caa1)
	3,500,000	9.750		02/01/15	3,342,500

					91,528,727

Packaging – 3.7%
AEP Industries, Inc. (B-/B2)
	690,000	8.250		04/15/19	650,325
Ardagh Glass Finance PLC (B-/B3)
EUR	6,000,000	8.750		02/01/20	6,229,837
Ardagh Packaging Finance PLC (B-/B3)
	$1,875,000	9.125	(a)	10/15/20	1,725,000
EUR	5,250,000	9.250		10/15/20	5,521,444
Ardagh Packaging Finance PLC (BB-/Ba3)
	8,250,000	7.375		10/15/17	10,278,465
Ball Corp. (BB+/Ba1)
	$13,221,000	5.750		05/15/21	12,824,370
Berry Plastics Corp. (B/B1)(e)
	8,550,000	4.999		02/15/15	7,833,938
Crown Americas LLC (BB/Ba3)
	7,500,000	7.625		05/15/17	7,931,250
	1,250,000	6.250	(a)	02/01/21	1,256,250
Crown Cork & Seal Co., Inc. (BB-/B1)
	1,000,000	7.375		12/15/26	992,500
Crown European Holdings SA (BB/Ba1)
EUR	1,625,000	7.125		08/15/18	2,106,394
Graham Packaging Co. LP (B-/Caa1)
	$22,250,000	9.875		10/15/14	22,583,750
Graphic Packaging International, Inc. (BB-/B2)
	5,300,000	9.500		06/15/17	5,697,500
Greif Luxembourg Finance SCA (BB/Ba2)(a)
EUR	6,400,000	7.375		07/15/21	8,059,935
Reynolds Group Holdings Ltd. (B-/Caa1)(a)
	8,750,000	8.250		02/15/21	6,868,750
Reynolds Group Issuer, Inc. (B-/Caa1)
EUR	9,500,000	8.000		12/15/16	9,800,270
	22,375,000	9.500		06/15/17	19,937,550
	$6,250,000	9.000	(a)	05/15/18	5,250,000
	5,000,000	9.000	(a)	04/15/19	4,200,000
Reynolds Group Issuer, Inc. (BB-/Ba3)(a)
	2,375,000	8.750		10/15/16	2,363,125
	1,125,000	7.125		04/15/19	1,046,250
	10,200,000	7.875		08/15/19	9,843,000
Sealed Air Corp. (BB/B1)(a)
	10,000,000	8.125		09/15/19	10,075,000
	1,600,000	8.375		09/15/21	1,612,000

					164,686,903

Paper – 1.0%
Ainsworth Lumber Co., Ltd. (B-/Caa1)(a)(c)
	9,096,875	11.000		07/29/15	6,185,875
Longview Fibre Paper & Packaging, Inc. (B+/B2)(a)
	8,400,000	8.000		06/01/16	8,169,000
PE Paper Escrow GmbH (BB/Ba2)(a)
	6,875,000	12.000		08/01/14	7,218,750
Sappi Papier Holding GmbH (B/B2)(a)
	3,875,000	7.500		06/15/32	3,061,250
Sappi Papier Holding GmbH (BB/Ba2)(a)
	6,500,000	6.625		04/15/21	5,525,000
Stone Container Finance Co. of Canada II (NR/WR)(b)
	2,250,000	7.375		07/15/14	45,000
Stora Enso Oyj (BB/Ba2)(a)
	8,085,000	7.250		04/15/36	6,867,606
Verso Paper Holdings LLC/Verso Paper, Inc. (B/B2)
	5,000,000	8.750		02/01/19	3,425,000
Weyerhaeuser Co. (BBB-/Ba1)
	4,375,000	7.375		03/15/32	4,362,834

					44,860,315

Printing – 0.3%
American Reprographics Co. (B+/B1)
	5,750,000	10.500		12/15/16	5,261,250
Checkout Holding Corp. (B-/B3)(a)(f)
	6,375,000	0.000		11/15/15	3,490,313
SGS International, Inc. (B/B2)
	5,750,000	12.000		12/15/13	5,735,625

					14,487,188

Publishing – 0.4%
Houghton Mifflin Harcourt Publishing Co. (NR/Caa1)(a)
	14,050,000	10.500		06/01/19	9,835,000
Morris Publishing Group LLC (NR/NR)
	1,197,445	10.000		09/01/14	916,046
Nielsen Finance LLC (B+/B2)
	3,250,000	11.500		05/01/16	3,713,125
	4,500,000	7.750		10/15/18	4,612,500

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Publishing – (continued)

Truvo Subsidiary Corp. (NR/WR)(b)
EUR	16,750,000	8.500%	12/01/14	$–

				19,076,671

Real Estate – 0.4%
CB Richard Ellis Services, Inc. (B+/Ba1)
	$5,250,000	6.625	10/15/20	5,040,000
CB Richard Ellis Services, Inc. (B+/Ba2)
	5,000,000	11.625	06/15/17	5,612,500
Realogy Corp. (CC/Caa1)(a)
	7,925,000	7.875	02/15/19	5,943,750

				16,596,250

Restaurants – 0.7%
CKE Holdings, Inc. (CCC/Caa1)(a)(c)
	9,509,062	10.500	03/14/16	8,367,975
DineEquity, Inc. (CCC+/B3)
	18,000,000	9.500	10/30/18	17,640,000
Seminole Hard Rock Entertainment, Inc. (BB/B2)(a)(e)
	7,000,000	2.847	03/15/14	6,230,000

				32,237,975

Retailers – 1.4%
Burlington Coat Factory Warehouse Corp. (CCC/Caa1)(a)
	7,250,000	10.000	02/15/19	6,325,625
Claire’s Stores, Inc. (CCC/Caa3)
	20,750,000	8.875	03/15/19	15,043,750
Levi Strauss & Co. (B+/B2)
EUR	3,900,000	7.750	05/15/18	4,545,771
Limited Brands, Inc. (BB+/Ba1)
	$11,000,000	6.625	04/01/21	11,123,750
Michaels Stores, Inc. (CCC/Caa1)
	7,250,000	7.750	11/01/18	6,796,875
RadioShack Corp. (BB/Ba2)(a)
	4,250,000	6.750	05/15/19	3,973,750
The Jones Group, Inc. (B+/Ba3)
	17,000,000	6.875	03/15/19	15,385,000

				63,194,521

Retailers – Food & Drug – 0.9%
Ingles Markets, Inc. (BB-/B1)
	6,000,000	8.875	05/15/17	6,270,000
Rite Aid Corp. (B-/Caa2)
	10,000,000	7.500	03/01/17	9,575,000
Rite Aid Corp. (CCC/Caa3)
	5,400,000	9.375	12/15/15	4,711,500
	10,500,000	9.500	06/15/17	8,531,250
Supervalu, Inc. (B/B2)
	5,375,000	7.500	11/15/14	5,280,938
	5,500,000	8.000	05/01/16	5,197,500

				39,566,188

Services Cyclical – Business Services – 2.1%
ACCO Brands Corp. (B-/Caa1)
	6,875,000	7.625	08/15/15	6,600,000
Carlson Wagonlit BV (CCC+/Caa1)(e)
EUR	10,500,000	7.360	05/01/15	10,620,093
CoreLogic, Inc. (B+/Ba3)(a)
	21,250,000	7.250	06/01/21	19,018,750
Garda World Security Corp. (B/B2)(a)
	3,000,000	9.750	03/15/17	3,045,000
Good Sam Enterprises LLC (NR/B3)
	3,570,000	11.500	12/01/16	3,355,800
iPayment, Inc. (CCC+/B3)(a)
	4,250,000	10.250	05/15/18	3,995,000
ISS Holdings A/S (B/Caa1)
EUR	3,736,000	8.875	05/15/16	4,404,669
Sitel LLC/Sitel Finance Corp. (B-/Caa2)
	$14,575,000	11.500	04/01/18	11,587,125
The Geo Group, Inc. (B+/B1)
	11,425,000	6.625	02/15/21	10,968,000
TransUnion LLC/TransUnion Financing Corp. (B-/B3)
	10,500,000	11.375	06/15/18	11,418,750
West Corp. (B/B3)
	4,875,000	8.625	10/01/18	4,753,125
West Corp. (B-/Caa1)
	4,560,000	11.000	10/15/16	4,696,800

				94,463,112

Services Cyclical – Consumer Services – 0.0%
Service Corp. International (BB-/Ba3)
	1,750,000	6.750	04/01/16	1,793,750

Services Cyclical – Rental Equipment – 1.0%
B-Corp Merger Sub, Inc. (CCC+/Caa1)(a)
	8,400,000	8.250	06/01/19	7,602,000
EC Finance PLC (B+/B2)
EUR	2,200,000	9.750	08/01/17	2,151,638
Hertz Corp. (B-/B2)
	$2,708,000	7.375	01/15/21	2,464,280
Maxim Crane Works LP (B/Caa1)(a)
	5,000,000	12.250	04/15/15	4,250,000
RSC Equipment Rental, Inc. (B-/Caa1)
	16,834,000	9.500	12/01/14	16,665,660
RSC Equipment Rental/RSC Holdings Inc. (B-/Caa1)
	7,500,000	8.250	02/01/21	6,525,000
United Rentals North America, Inc. (B/B2)
	6,500,000	10.875	06/15/16	7,052,500

				46,711,078

Technology – Hardware – 2.5%
Alcatel-Lucent (B/B1)
EUR	4,250,000	8.500	01/15/16	5,285,871
Alcatel-Lucent USA, Inc. (B/B1)
	$11,000,000	6.450	03/15/29	9,020,000
Brightstar Corp. (BB-/B1)(a)
	10,750,000	9.500	12/01/16	10,965,000
CDW LLC/CDW Finance Corp. (CCC+/Caa1)(a)
	13,125,000	8.500	04/01/19	11,353,125
CDW LLC/CDW Finance Corp. (CCC+/NR)
	6,250,000	12.535	10/12/17	6,000,000

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Technology – Hardware – (continued)

CommScope, Inc. (B/B3)(a)
	$23,000,000	8.250%		01/15/19	$22,310,000
EN Germany Holdings BV (B-/B3)
EUR	10,500,000	10.750		11/15/15	12,380,646
Freescale Semiconductor, Inc. (CCC+/Caa1)
	$9,250,000	8.050		02/01/20	8,325,000
	13,076,000	10.750		08/01/20	13,076,000
MEMC Electronic Materials, Inc. (BB/B1)
	12,125,000	7.750		04/01/19	10,306,250
Seagate HDD Cayman (BB+/Ba1)(a)
	1,950,000	7.000		11/01/21	1,823,250

					110,845,142

Technology – Software/Services – 2.7%
Aspect Software, Inc. (B-/Caa1)
	5,585,000	10.625		05/15/17	5,668,775
Eagle Parent, Inc. (CCC+/Caa1)(a)
	5,750,000	8.625		05/01/19	4,887,500
Equinix, Inc. (BB-/Ba2)
	5,750,000	7.000		07/15/21	5,721,250
Fidelity National Information Services, Inc. (BB-/Ba2)
	6,100,000	7.625		07/15/17	6,374,500
	400,000	7.875		07/15/20	418,000
First Data Corp. (B-/Caa1)
	2,247,000	9.875		09/24/15	1,876,245
	18,950,000	8.250	(a)	01/15/21	14,970,500
	18,237,000	12.625	(a)	01/15/21	13,495,380
	27,320,000	8.750	(a)(c)	01/15/22	21,582,800
iGate Corp. (B+/B2)(a)
	6,529,000	9.000		05/01/16	6,137,260
Sabre Holdings Corp. (CCC+/Caa1)
	8,250,000	8.350		03/15/16	6,785,625
Serena Software, Inc. (CCC+/Caa1)
	6,076,000	10.375		03/15/16	6,197,520
SunGard Data Systems, Inc. (B/Caa1)
	11,000,000	10.625		05/15/15	11,632,500
	15,000,000	7.375		11/15/18	13,950,000
Travelport, Inc. (C/Caa3)
	4,500,000	11.875		09/01/16	1,777,500

					121,475,355

Telecommunications – 2.3%
Cincinnati Bell, Inc. (B/B2)
	2,500,000	8.375		10/15/20	2,306,250
Cincinnati Bell, Inc. (CCC+/B3)
	2,750,000	8.750		03/15/18	2,420,000
Frontier Communications Corp. (BB/Ba2)
	6,750,000	7.875		04/15/15	6,817,500
	26,500,000	8.250		04/15/17	25,705,000
	10,000,000	8.125		10/01/18	9,625,000
Level 3 Escrow, Inc. (CCC/B3)(a)
	4,875,000	8.125		07/01/19	4,326,562
Level 3 Financing, Inc. (CCC/B3)
	10,000	9.250		11/01/14	9,900
	4,250,000	8.750		02/15/17	3,888,750
	10,000,000	10.000		02/01/18	9,600,000
Qwest Communications International, Inc. (BB/Baa3)
	9,750,000	7.125		04/01/18	9,530,625
Sunrise Communications Holdings SA (B/B3)
EUR	2,500,000	8.500		12/31/18	3,064,556
Sunrise Communications International SA (BB/Ba3)
	500,000	7.000		12/31/17	644,515
CHF	2,625,000	7.000		12/31/17	2,875,800
Windstream Corp. (B+/Ba3)
	$5,000,000	7.875		11/01/17	5,075,000
	8,000,000	7.750		10/15/20	7,720,000
	9,500,000	7.750		10/01/21	9,428,750

					103,038,208

Telecommunications – Cellular – 3.5%
CC Holdings GS V LLC/Crown Castle GS III Corp. (BB/Baa3)(a)
	5,125,000	7.750		05/01/17	5,496,563
Crown Castle International Corp. (B-/B1)
	1,125,000	9.000		01/15/15	1,203,750
	4,300,000	7.125		11/01/19	4,434,375
Nextel Communications, Inc. (BB-/Ba3)
	11,568,000	7.375		08/01/15	10,873,920
Sprint Capital Corp. (BB-/B1)
	50,250,000	6.900		05/01/19	42,963,750
	15,382,000	6.875		11/15/28	11,421,135
	46,625,000	8.750		03/15/32	40,330,625
Sprint Nextel Corp. (BB-/B1)
	10,250,000	6.000		12/01/16	8,712,500
	8,175,000	8.375		08/15/17	7,592,531
Wind Acquisition Finance SA (BB/Ba2)
	1,025,000	7.250	(a)	02/15/18	871,250
EUR	19,900,000	7.375		02/15/18	22,395,258

					156,295,657

Telecommunications – Satellites – 2.4%
Intelsat Jackson Holdings Ltd. (B/B3)
	$10,125,000	9.500		06/15/16	10,251,563
Intelsat Jackson Holdings SA (B/B3)(a)
	15,125,000	7.250		04/01/19	14,066,250
	8,500,000	7.250		10/15/20	7,862,500
	13,000,000	7.500		04/01/21	12,122,500
Intelsat Jackson Holdings SA (CCC+/Caa2)
	15,250,000	11.250		06/15/16	15,449,775
Intelsat Luxembourg SA (CCC+/Caa3)
	12,000,000	11.250		02/04/17	10,380,000
	37,253,906	11.500	(c)	02/04/17	31,665,820
	6,500,000	11.500	(a)(c)	02/04/17	5,476,250

					107,274,658

Textiles & Apparel – 0.6%
Hanesbrands, Inc. (BB-/B1)
	11,525,000	6.375		12/15/20	11,150,437
Quiksilver, Inc. (B/Ba3)
EUR	2,825,000	8.875		12/15/17	3,444,162
Quiksilver, Inc. (CCC+/Caa1)
	$11,500,000	6.875		04/15/15	10,120,000

					24,714,599

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Transportation – 0.7%
Aguila 3 SA (B/B2)(a)
$13,875,000	7.875%	01/31/18	$12,452,812
Commercial Barge Line Co. (B+/B2)
3,475,000	12.500	07/15/17	3,692,188
Florida East Coast Railway Corp. (B-/B3)
4,625,000	8.125	02/01/17	4,497,812
Platinum Equity LLC (CCC+/Caa1)(a)(c)
9,115,546	10.625	02/15/16	7,110,126
Western Express, Inc. (CCC+/Caa2)(a)
5,100,000	12.500	04/15/15	3,315,000

			31,067,938

Utilities – Distribution – 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
2,150,000	6.250	08/20/19	2,058,625
Ferrellgas LP/Ferrellgas Finance Corp. (B+/Ba3)
800,000	9.125	10/01/17	805,000
3,900,000	6.500	05/01/21	3,354,000
Ferrellgas Partners LP/Ferellgas Partners Finance Corp. (B-/B2)
3,006,000	8.625	06/15/20	2,945,880
Inergy LP/Inergy Finance Corp. (B+/Ba3)
3,500,000	7.000	10/01/18	3,290,000
7,875,000	6.875	08/01/21	7,402,500

			19,856,005

Utilities – Electric – 4.3%
Calpine Corp. (BB-/B1)(a)
33,200,000	7.250	10/15/17	32,038,000
6,650,000	7.500	02/15/21	6,417,250
Covanta Holding Corp. (B/Ba3)
6,054,000	7.250	12/01/20	6,023,730
Dolphin Subsidiary II, Inc. (BB+/Ba1)(a)
24,900,000	7.250	10/15/21	24,962,250
Dynegy Holdings, Inc. (CC/Ca)
7,000,000	7.500	06/01/15	4,585,000
Edison Mission Energy (B-/Caa1)
26,121,000	7.000	05/15/17	15,933,810
8,857,000	7.200	05/15/19	5,048,490
GenOn Energy, Inc. (B/B3)
11,500,000	9.875	10/15/20	10,810,000
NRG Energy, Inc. (BB-/B1)(a)
19,315,000	7.625	01/15/18	17,914,662
18,000,000	7.875	05/15/21	16,380,000
NV Energy, Inc. (BB+/Ba2)
11,000,000	6.250	11/15/20	11,330,000
Puget Energy, Inc. (BB+/Ba1)
8,045,000	6.000	09/01/21	7,909,610
The AES Corp. (BB-/B1)
4,500,000	7.750	10/15/15	4,612,500
14,300,000	8.000	10/15/17	14,300,000
6,000,000	8.000	06/01/20	6,000,000
9,250,000	7.375 (a)	07/01/21	8,787,500

			193,052,802

Utilities – Pipelines – 1.7%
Crosstex Energy LP/Crosstex Energy Finance Corp. (B+/B2)
6,045,000	8.875	02/15/18	6,196,125
El Paso Corp. (BB-/Ba3)
10,500,000	7.000	06/15/17	11,812,500
2,555,000	7.250	06/01/18	2,855,213
4,000,000	6.500	09/15/20	4,310,000
2,000,000	7.800	08/01/31	2,275,000
El Paso Natural Gas Co. (BB/Baa3)
2,750,000	8.375	06/15/32	3,536,919
El Paso Pipeline Partners Operating Co. LLC (BB/Ba1)
4,750,000	5.000	10/01/21	4,750,069
Energy Transfer Equity LP (BB-/Ba2)
5,475,000	7.500	10/15/20	5,625,563
Enterprise Products Operating LLC (BB/Ba1)(e)
3,750,000	8.375	08/01/66	3,890,625
3,285,000	7.034	01/15/68	3,317,850
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. (BB/Ba3)
2,500,000	6.750	11/01/20	2,525,000
Regency Energy Partners LP (BB-/B1)
9,000,000	9.375	06/01/16	9,630,000
8,250,000	6.500	07/15/21	8,126,250
Targa Resources Partners LP (NR/B1)
5,625,000	11.250	07/15/17	6,173,437

			75,024,551

TOTAL CORPORATE OBLIGATIONS
(Cost $4,284,171,005)			$4,027,631,226

Senior Term Loans(g) – 0.7%
Automotive Parts – 0.0%
Allison Transmission, Inc. (B/B2)
$971,990	2.980%	08/07/14	$914,584

Finance – 0.1%
Nuveen Investments, Inc. (B/B3)
5,150,717	3.319	11/13/14	4,700,029

Gaming – 0.1%
Caesars Entertainment Operating Co. (B/Caa1)
3,750,000	3.247	01/28/15	3,114,863

Media – Broadcasting & Radio – 0.3%
Clear Channel Communications, Inc. (CCC+/Caa1)
23,136,608	3.889	01/28/16	16,144,957

Services Cyclical – Rental Equipment – 0.2%
Ahern Rentals, Inc. (CCC+/Ca)
3,746,539	18.000	12/15/12	3,371,885
Avis Budget Car Rental LLC (BB/Ba1)
4,300,000	5.000	09/21/18	4,271,319

			7,643,204

TOTAL SENIOR TERM LOANS
(Cost $37,803,679)			$32,517,637

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Shares	Rate	Value

Preferred Stocks – 0.3%
Ally Financial, Inc.(a)
5,000	7.000%	$3,348,282
Las Vegas Sands Corp.
46,250	10.000	5,168,178
Lucent Technologies Capital Trust I
1,175	7.750	969,375
Spanish Broadcasting Systems, Inc.(b)(c)(d)
3,074	10.750	2,121,060

TOTAL PREFERRED STOCKS
(Cost $13,014,840)		$11,606,895

Shares	Description	Value

Common Stocks – 0.1%
377,456	Accuride Corp.(b)	$1,932,575
109,952	General Motors Co.(b)	2,218,831
1,035	Leucadia National Corp.	23,474
6,252	Masonite Worldwide Holdings(b)	178,182
90,000	Nortek, Inc.(b)	1,980,000
1,656	Nycomed(b)	22
3,874	Panolam Holdings Co.(b)	39
2,500	Port Townsend Holdings Co., Inc.(b)	—
250	Simmons Bedding Co.(b)	—

TOTAL COMMON STOCKS
(Cost $23,557,937)		$6,333,123

	Expiration
Units	Date	Value

Warrants(b) – 0.1%
General Motors Co.
99,955	07/10/16	$1,163,476
99,955	07/10/19	792,643
Masonite Worldwide Holdings
30,311	06/09/14	36,373
22,734	05/20/16	28,418
Nortek, Inc.
11,520	12/07/14	23,040

TOTAL WARRANTS
(Cost $8,012,696)		$2,043,950

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $4,366,560,157)		$4,080,132,831

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(h) – 5.8%
Repurchase Agreement – 5.8%
Joint Repurchase Agreement Account II
$259,600,000	0.095%	10/03/11	$259,600,000
(Cost $259,600,000)

TOTAL INVESTMENTS – 96.9%
(Cost $4,626,160,157)			$4,339,732,831

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%			138,823,503

NET ASSETS – 100.0%			$4,478,556,334

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,319,527,475, which represents approximately 29.5% of net assets as of September 30, 2011.

(b)	Security is currently in default and/or non-income producing.

(c)	Pay-in-kind securities.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2011. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(h)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on pages 88-89.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound

Investment Abbreviations:
NR	—	Not Rated
WR	—	Withdrawn Rating

As a % of
Net Assets

Investments Industry Classifications†
Aerospace	0.6%
Airlines	0.4
Automotive	2.7
Automotive Parts	2.2
Building Materials	0.6
Capital Goods	1.7
Chemicals	2.5
Conglomerates	0.5
Construction Machinery	0.9
Consumer Products	2.6
Defense	0.7
Emerging Markets	0.8
Energy	9.1
Entertainment & Leisure	0.9
Finance	7.6
Food	1.6
Gaming	5.8
Health Care	8.1
Home Construction	0.1
Lodging	0.4
Media	6.1
Metals	2.0
Packaging	3.7
Paper	1.0
Printing	0.3
Publishing	0.4
Real Estate	0.4
Restaurants	0.7
Retailers	2.3
Services Cyclical	3.3
Short-term Investments#	8.9
Technology	5.2
Telecommunications	8.2
Textiles & Apparel	0.6
Transportation	0.7
Utilities	6.4

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term Investments include repurchase agreements and other assets/liabilities.

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Barclays Bank PLC	USD/GBP	10/05/11	$29,260,428	$1,176,169
Citibank NA	USD/EUR	10/05/11	292,711,954	18,637,681
Deutsche Bank AG (London)	USD/CAD	10/05/11	12,282,634	883,717

TOTAL				$20,697,567

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Royal Bank of Canada	GBP/USD	10/05/11	$15,372,578	$(185,333)
UBS AG (London)	EUR/USD	10/05/11	23,807,776	(420,317)

TOTAL				$(605,650)

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 6.4%
Airlines(a)(b) – 0.2%
Delta Air Lines, Inc. (BB-/Ba2)
$1,000,000	9.500%	09/15/14	$1,040,000

Chemicals(a) – 0.6%
Lyondell Chemical Co. (BB+/Ba1)(b)
2,000,000	8.000	11/01/17	2,155,000
Lyondell Chemical Co. (BB-/Ba3)
1,500,000	11.000	05/01/18	1,616,250

			3,771,250

Commercial Services(a)(b) – 0.3%
Altegrity, Inc. (CCC+/Caa2)
2,000,000	10.500	11/01/15	1,865,000

Consumer Products – Household & Leisure(a) – 0.1%
Spectrum Brands Holdings, Inc. (B/B1)
750,000	9.500	06/15/18	795,000

Energy – Coal(a)(b) – 0.4%
Arch Coal, Inc. (B+/B1)
2,600,000	7.000	06/15/19	2,470,000

Environmental(a) – 0.7%
Clean Harbors, Inc. (BB+/Ba3)
4,000,000	7.625	08/15/16	4,180,000

Finance(a)(b) – 0.3%
International Lease Finance Corp. (BBB-/Ba3)
2,000,000	7.125	09/01/18	1,960,000

Gaming(a) – 0.2%
MGM Resorts International (B/Ba3)
1,000,000	11.125	11/15/17	1,095,000

Health Care(a) – 0.3%
Community Health Systems, Inc. (B/B3)
2,000,000	8.875	07/15/15	1,960,000

Health Care – Services(a) – 0.4%
American Renal Holdings Co., Inc. (B/B2)
1,000,000	8.375	05/15/18	1,005,000
OnCure Holdings, Inc. (B/B3)
1,500,000	11.750	05/15/17	1,327,500

			2,332,500

Packaging(a) – 0.7%
Berry Plastics Corp. (B/B1)(c)
2,000,000	4.999	02/15/15	1,832,500
Reynolds Group Issuer, Inc. (BB-/Ba3)(b)
2,000,000	8.750	10/15/16	1,990,000

			3,822,500

Paper(a)(b) – 0.1%
Longview Fibre Paper & Packaging, Inc. (B+/B2)
750,000	8.000	06/01/16	729,375

Technology – Software/Services – 0.3%
Network Solutions, Inc. (B/B1)
1,769,666	2.490	03/07/14	1,743,121

Telecommunications – Cellular(a) – 1.1%
Nextel Communications, Inc. (BB-/Ba3)
1,500,000	6.875	10/31/13	1,466,250
3,250,000	5.950	03/15/14	3,038,750
Wind Acquisition Finance SA (BB/Ba2)(b)
2,000,000	7.250	02/15/18	1,700,000

			6,205,000

Textiles & Apparel(a)(c) – 0.4%
Hanesbrands, Inc. (BB-/B1)
2,500,000	3.770	12/15/14	2,393,750

Utilities – Pipelines(a) – 0.3%
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. (BB/Ba3)
1,500,000	8.750	04/15/18	1,590,000

TOTAL CORPORATE OBLIGATIONS
(Cost $39,987,266)			$37,952,496

Senior Term Loans(d) – 83.5%
Aerospace – 1.1%
Transdigm, Inc. (BB-/Ba2)
$6,967,412	4.000%	02/14/17	$6,798,661

Airlines – 1.4%
Delta Air Lines, Inc. (BB-/Ba2)
1,743,744	4.250	03/07/16	1,593,346
7,431,375	5.500	04/20/17	6,994,782

			8,588,128

Automotive – 0.9%
Autoparts Holdings Ltd. (B-/Caa1)
1,000,000	10.500	01/29/18	980,000
Chrysler Group LLC (B+/B2)
4,987,500	6.000	05/24/17	4,335,584

			5,315,584

Automotive – Parts – 5.1%
Allison Transmission, Inc. (B/B2)
5,826,420	2.980	08/07/14	5,482,312
Delphi Corp. (BBB/Baa3)
10,276,316	3.500	03/31/17	10,135,017
Remy International, Inc. (B+/B1)
3,974,045	6.250	12/16/16	3,820,051
Tomkins LLC (BB/NR)
11,241,508	4.250	09/21/16	11,009,708

			30,447,088

Brokerage – 0.7%
MSCI, Inc. (BB+/Ba2)
3,980,000	3.750	03/14/17	3,948,160

Chemicals – 4.0%
Ashland, Inc. (BB/Baa3)
5,500,000	3.750	08/23/18	5,451,875
Nalco Co. (BB+/Ba1)
6,818,711	4.500	10/05/17	6,773,571
Rockwood Specialties Group, Inc. (BBB-/Ba1)
4,477,500	3.750	02/09/18	4,453,501
Solutia, Inc.(BB+/Ba1)
7,228,752	3.500	08/01/17	7,058,876

			23,737,823

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Senior Term Loans(d) – (continued)

Consumer Products – Household & Leisure – 2.2%
Armored Autogroup, Inc. (B+/Ba3)
$1,989,975	6.000%	11/04/16	$1,838,239
BJ’s Wholesale Club, Inc. (NR/NR)
3,500,000	0.000	09/28/18	3,381,875
1,500,000	0.000	03/15/19	1,448,445
Huish Detergents, Inc. (BB/B2)
1,000,000	4.490	10/26/14	843,750
Renfro Corp. (B/B2)
2,487,437	5.500	05/23/17	2,387,939
Spectrum Brands, Inc. (B/B1)
1,769,060	5.000	06/17/16	1,745,178
Visant Holding Corp. (BB-/B1)
1,492,481	5.250	12/22/16	1,358,994

			13,004,420

Diversified Manufacturing – 0.3%
Manitowoc Co., Inc. (BB/Ba2)
1,995,000	4.250	11/13/17	1,928,926

Energy – 1.7%
AES Corp.(BB+/Ba1)
7,467,487	4.250	06/01/18	7,291,479
Frac Tech International LLC (NR/B2)
3,000,000	6.250	05/06/16	2,933,850

			10,225,329

Energy – Coal – 1.9%
Walter Energy, Inc. (BB-/NR)
11,476,250	4.000	04/02/18	11,060,236

Entertainment – 0.5%
Rovi Solutions Corp. (BB+/Ba1)
2,879,253	4.000	02/07/18	2,828,866

Environmental – 0.5%
EnergySolutions LLC (BB+/Ba2)
2,925,513	6.250	08/12/16	2,867,002

Finance – 0.5%
iPayment, Inc.(B+/Ba2)
1,634,267	5.750	05/08/17	1,585,239
Springleaf Finance Corp. (B+/B2)
1,500,000	5.500	05/10/17	1,296,000

			2,881,239

Food & Beverages – 6.0%
Burger King Corp. (BB-/Ba3)
4,974,937	4.500	10/19/16	4,792,755
Del Monte Foods Co. (B+/Ba3)
6,982,500	4.500	03/08/18	6,476,269
Dole Food Co. Inc. (BB-/Ba2)
956,235	5.045	07/06/18	940,104
1,775,865	5.057	07/06/18	1,745,906
Michael Foods Group, Inc. (BB-/B1)
9,201,256	4.250	02/23/18	8,879,212
NBTY, Inc. (BB-/Ba3)
9,949,875	4.250	10/02/17	9,622,026
U.S. Foodservice, Inc. (NR/B3)
3,233,117	2.737	07/03/14	2,944,173

			35,400,445

Gaming – 2.1%
Caesars Entertainment Operating Co. (B/Caa1)
3,500,000	3.247	01/28/15	2,907,205
Chester Downs and Marina LLC (B+/B3)
3,988,515	12.375	07/29/16	3,968,572
Isle of Capri Casinos, Inc. (NR/Ba3)
3,775,037	4.750	11/01/13	3,689,118
MGM Mirage, Inc. (CCC+/B3)
2,000,000	7.000	02/21/14	1,881,000

			12,445,895

Health Care – 8.1%
Community Health Systems, Inc. (BB/Ba3)
316,131	2.569	07/25/14	295,108
6,161,554	2.569	07/25/14	5,751,811
Convatec, Inc. (B+/Ba3)
6,467,419	5.750	12/22/16	6,160,216
HCA, Inc. (BB-/Ba3)
9,000,000	3.619	03/31/17	8,453,250
HCA, Inc. (BB/Ba3)
7,650,000	3.250	02/15/20	7,439,625
Health Management Associates, Inc. (BB-/B1)
1,818,034	1.750	02/28/14	1,707,189
MedAssets, Inc. (BB-/Ba3)
3,777,123	5.250	11/16/16	3,687,416
Multiplan, Inc. (B/Ba3)
11,497,972	4.750	08/26/17	10,856,041
Renal Advantage Holdings, Inc. (B/Ba3)
3,989,950	5.750	12/16/16	3,963,337

			48,313,993

Health Care – Medical Products – 0.5%
Biomet, Inc. (BB-/B1)
2,987,040	3.314	03/25/15	2,846,858

Health Care – Pharmaceutical – 1.2%
Aptalis Pharma, Inc. (NR/B1)
1,238,734	5.500	02/10/17	1,094,422
Endo Pharmaceuticals Holdings, Inc. (BBB-/Ba1)
3,218,571	4.000	06/18/18	3,201,320
Warner Chilcott Corp.(BBB-/Ba3)
1,364,571	4.250	03/15/18	1,325,476
938,143	4.250	03/15/18	911,265
Warner Chilcott Corp. LLC (BBB-/Ba3)
682,286	4.250	03/15/18	662,738

			7,195,221

Health Care – Services – 4.9%
DaVita, Inc. (BB/Ba2)
15,429,181	4.500	10/20/16	15,217,029
Emdeon Business Services LLC (BB/Ba3)
2,650,314	2.240	11/18/13	2,625,480
Emergency Medical Services Corp. (B+/B1)
2,238,750	5.250	05/25/18	2,126,186
Universal Health Services, Inc. (BB+/NR)
6,216,010	4.000	11/15/16	6,018,403
Valitas Health Services, Inc. (NR/Ba3)
2,992,500	5.750	05/18/17	2,887,762

			28,874,860

Lodging – 0.5%
Ameristar Casinos, Inc. (NR/Ba3)
995,000	4.000	04/13/18	960,076
Las Vegas Sands LLC (BB-/Ba3)
1,238,371	1.740	05/23/14	1,180,019

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Senior Term Loans(d) – (continued)
Lodging – (continued)

Las Vegas Sands LLC (BB/Ba3)
$254,057	1.740%	05/23/14	$242,086
Las Vegas Sands LLC (B+/B3)
414,227	2.740	11/23/16	384,830
Las Vegas Sands LLC (B-/B3)
83,254	2.740	11/23/16	77,345

			2,844,356

Media – Broadcasting & Radio – 2.8%
Cumulus Media, Inc. (B/Ba2)
3,850,000	5.750	09/17/18	3,620,193
1,000,000	7.500	02/11/19	942,500
Hubbard Radio LLC (NR/Caa1)
4,239,375	5.250	04/28/17	4,069,800
2,750,000	8.750	04/30/18	2,677,813
Univision Communications, Inc. (B-/B2)
6,000,000	4.489	03/31/17	5,035,020

			16,345,326

Media – Cable – 1.9%
Charter Communications Operating LLC (BB+/Ba2)
6,959,532	3.500	09/06/16	6,715,949
CSC Holdings, Inc. (BBB-/Baa3)
2,984,211	1.985	03/29/16	2,897,161
1,989,899	1.985	03/29/16	1,925,227

			11,538,337

Media – Non Cable – 2.3%
Lamar Media Corp. (BB/Baa3)
947,778	4.000	12/30/16	934,746
Nielsen Finance LLC (NR/Ba2)
6,462,255	3.476	05/02/16	6,195,686
Weather Channel (BB-/Ba3)
6,982,456	4.250	02/13/17	6,882,118

			14,012,550

Metals – 2.3%
Metaldyne Co. LLC (B+/B1)
2,985,000	5.250	05/18/17	2,887,988
Novelis, Inc. (BB-/Ba2)
8,949,887	3.750	03/10/17	8,692,578
Potters Industries (NR/Ba3)
997,500	6.000	05/05/17	957,600
Potters Industries (NR/Caa1)
1,000,000	10.250	11/13/17	970,000

			13,508,166

Metals & Mining – 0.4%
SunCoke Energy, Inc (BB+/Ba1)
2,493,750	4.000	07/26/18	2,456,344

Packaging – 1.4%
LabelCorp Holdings, Inc. (B+/B1)
3,491,250	7.000	05/31/17	3,438,881
Reynolds Group Holdings, Inc. (NR/Ba3)
3,976,259	5.250	02/09/18	3,851,564
Reynolds Group Holdings, Inc. (NR/Ba3)
1,000,000	5.250	08/09/18	968,890

			8,259,335

Restaurants – 1.9%
DineEquity, Inc. (BB-/Ba2)
4,750,000	4.250	10/19/17	4,589,165
Dunkin’ Brands, Inc. (B/B3)
5,974,987	4.000	11/23/17	5,773,929
OSI Restaurant Partners LLC (BB-/B1)
88,361	2.413	06/14/13	82,021
OSI Restaurant Partners LLC (B+/B3)
905,852	2.563	06/14/14	840,857

			11,285,972

Retailers – 6.8%
Academy Ltd. (B/B2)
2,500,000	4.500	08/03/18	2,386,450
Bass Pro Group LLC (BB-/Ba3)
3,491,250	5.254	06/13/17	3,352,333
CDWC LLC (B/B2)
3,500,000	4.250	07/14/17	3,106,250
Dollar General Corp.(BB-/Ba3)
4,000,000	2.991	07/07/14	3,960,400
General Nutrition Centers, Inc. (B+/B1)
2,062,500	4.250	03/02/18	2,002,089
Gymboree Corp. (B+/B1)
746,241	5.000	02/23/18	663,736
Michaels Stores, Inc. (B/B2)
8,239,496	4.802	07/31/16	7,853,311
Neiman-Marcus Group, Inc. (BB-/B3)
2,125,000	4.750	05/16/18	1,960,908
Petco Animal Supplies, Inc. (B/B1)
5,500,000	4.500	11/24/17	5,193,375
Pilot Travel Centers LLC (BB+/Ba2)
4,387,500	4.250	03/30/18	4,319,845
Savers, Inc. (BB-/Ba3)
2,985,000	4.250	03/03/17	2,930,285
Supervalu, Inc. (BB-/Ba3)
2,985,000	4.500	04/28/18	2,746,588

			40,475,570

Services Cyclical – Business Services – 5.5%
Fifth Third Processing Solutions LLC (BB-/Ba3)
6,222,491	4.500	11/03/16	6,009,121
First Data Corp. (B+/B1)
3,907,890	2.985	09/24/14	3,387,672
3,785,076	4.235	03/23/18	3,058,039
ServiceMaster Co. (B+/B1)
382,906	2.740	07/24/14	356,941
3,845,016	2.744	07/24/14	3,584,285
Trans Union LLC (NR/Ba3)
8,955,000	4.750	02/12/18	8,719,931
Waste Industries USA, Inc. (B+/B1)
2,985,000	4.750	03/17/17	2,798,438
West Corp. (BB-/Ba3)
1,000,000	4.567	07/15/16	965,420
3,585,538	4.570	07/15/16	3,461,550

			32,341,397

Services Cyclical – Consumer Services – 0.7%
Acosta, Inc. (B+/NR)
4,518,675	4.750	03/01/18	$4,304,038

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Senior Term Loans(d) – (continued)

Services Cyclical – Rental Equipment – 0.5%
Avis Budget Car Rental LLC (BB/Ba1)
$750,000	5.000%	09/21/18	$744,997
BakerCorp International, Inc. (B/Ba3)
2,000,000	5.000	06/01/18	1,920,000

			2,664,997

Technology – 0.5%
Sensata Technologies Finance Co. LLC (BB+/Ba3)
2,992,500	4.000	05/11/18	2,904,610

Technology – Software/Services – 4.2%
Aspect Software, Inc. (B+/Ba3)
2,840,256	6.250	05/06/16	2,795,891
Autotrader.com, Inc. (BB+/Ba3)
6,969,987	4.000	12/15/16	6,795,738
CCC Information Services, Inc.(B+/B1)
2,000,000	5.500	11/11/15	1,954,000
Dealer Computer Services, Inc. (BB+/Ba2)
3,990,000	3.750	04/20/18	3,900,225
Sungard Data Systems, Inc. (BB/Ba3)
10,000,000	3.892	02/26/16	9,618,800

			25,064,654

Telecommunications – Internet & Data – 1.4%
Level 3 Financing, Inc. (B+/Ba3)
5,000,000	8.500	03/13/14	5,200,000
Level 3 Financing, Inc. (B+/Ba3)
3,000,000	4.250	09/03/18	2,840,010

			8,040,010

Telecommunications – Wirelines – 1.2%
CommScope, Inc. (BB/Ba3)
7,289,940	5.000	01/14/18	7,139,622

Utilities – Electric – 1.7%
Calpine Corp. (B+/B1)
10,696,250	4.500	04/02/18	10,047,095

Wireless Telecommunications – 3.9%
BBHI Acquisition LLC (BB+/Ba3)
7,917,899	4.500	12/14/17	7,620,977
Intelsat Jackson Holdings SA (BB-/B1)
12,967,500	5.250	04/02/18	12,351,544
Telx Group, Inc. (B+/B1)
3,500,000	6.500	10/06/17	3,330,845

			23,303,366

TOTAL SENIOR TERM LOANS
(Cost $514,045,710)			$495,244,479

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $554,032,976)			$533,196,975

Short-term Investment(e) – 14.5%
Repurchase Agreement – 14.5%
Joint Repurchase Agreement Account II
$86,000,000	0.095%	10/03/11	$86,000,000
(Cost $86,000,000)

TOTAL INVESTMENTS – 104.4%
(Cost $640,032,976)			$619,196,975

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.4)%			(26,145,512)

NET ASSETS – 100.0%			$593,051,463

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,909,375, which represents approximately 2.4% of net assets as of September 30, 2011.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(d)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2011. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(e)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on pages 88-89.

Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
NR	—	Not Rated

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 79.5%
Banks – 17.3%
Abbey National Treasury Services PLC
$2,700,000	2.875%		04/25/14	$2,521,821
3,875,000	4.000		04/27/16	3,532,725
ANZ Capital Trust II(a)(b)
2,800,000	5.360		12/15/49	2,740,500
Astoria Financial Corp.(b)
2,900,000	5.750		10/15/12	3,002,091
Bank of America Corp.
7,950,000	5.625		07/01/20	7,400,599
Bank of Scotland PLC(a)
1,000,000	5.250		02/21/17	1,080,461
Capital One Capital IV(b)(c)
6,400,000	6.745		02/17/37	6,112,000
Citigroup Capital XXI(b)(c)
5,277,000	8.300		12/21/57	5,158,267
Citigroup, Inc.
3,975,000	5.500		10/15/14	4,141,282
2,220,000	6.125		11/21/17	2,374,665
2,600,000	5.375		08/09/20	2,691,682
Discover Bank
3,700,000	8.700		11/18/19	4,249,829
Fifth Third Bank(c)
2,950,000	0.402		05/17/13	2,888,634
HSBC Capital Funding LP(a)(b)(c)
1,050,000	4.610		12/29/49	928,216
ING Bank NV(a)
5,400,000	2.375		06/09/14	5,236,731
2,700,000	2.500		01/14/16	2,705,616
JPMorgan Chase Capital XX(b)
3,100,000	6.550		09/29/36	3,084,500
JPMorgan Chase Capital XXV
1,300,000	6.800		10/01/37	1,293,500
Manufacturers & Traders Trust Co.(b)(c)
3,525,000	1.872		04/01/13	3,521,394
2,003,000	5.585		12/28/20	1,877,812
Merrill Lynch & Co., Inc.
1,250,000	6.400		08/28/17	1,188,078
MUFG Capital Finance 1 Ltd.(b)(c)
3,025,000	6.346		07/25/49	3,040,125
National City Preferred Capital Trust I(b)(c)
2,400,000	12.000		12/10/49	2,485,968
Nordea Eiendomskreditt AS(a)
2,800,000	1.875		04/07/14	2,862,773
Regions Financial Corp.
3,600,000	5.750		06/15/15	3,384,000
Resona Bank Ltd.(a)(b)(c)
1,475,000	5.850		04/15/49	1,453,052
Royal Bank of Scotland PLC(a)
3,825,000	4.875		08/25/14	3,851,121
Santander Holdings USA, Inc.
855,000	4.625		04/19/16	802,293
Sumitomo Mitsui Banking Corp.(a)
5,325,000	2.900		07/22/16	5,372,973

				90,982,708

Brokerage – 2.5%
Morgan Stanley & Co.
4,250,000	4.750		04/01/14	4,041,274
7,100,000	6.625	(b)	04/01/18	7,061,667
1,725,000	7.300	(b)	05/13/19	1,772,454

				12,875,395

Chemicals(b) – 2.2%
Incitec Pivot Ltd.(a)
3,700,000	4.000		12/07/15	3,771,380
The Dow Chemical Co.
6,823,000	7.600		05/15/14	7,761,596

				11,532,976

Distributors(a)(b) – 0.8%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
2,300,000	6.750		09/30/19	2,740,450
Southern Star Central Gas Pipeline, Inc.
1,100,000	6.000		06/01/16	1,235,514

				3,975,964

Diversified Manufacturing(a)(b) – 1.7%
Illinois Tool Works, Inc.
4,900,000	4.875		09/15/41	5,455,611
Xylem, Inc.
3,650,000	3.550		09/20/16	3,649,989

				9,105,600

Electric(b) – 4.5%
Arizona Public Service Co.
6,115,000	8.750		03/01/19	7,836,518
Enel Finance International SA(a)
1,275,000	3.875		10/07/14	1,244,159
Ipalco Enterprises, Inc.(a)
4,025,000	5.000		05/01/18	3,793,562
Nevada Power Co.
2,675,000	7.125		03/15/19	3,340,510
PPL WEM Holdings PLC(a)
3,700,000	5.375		05/01/21	3,900,022
Progress Energy, Inc.
1,000,000	7.000		10/30/31	1,281,696
Puget Sound Energy, Inc.(c)
2,000,000	6.974		06/01/67	1,990,000

				23,386,467

Energy – 9.2%
Anadarko Petroleum Corp.(b)
7,428,000	6.375		09/15/17	8,309,517
1,825,000	8.700		03/15/19	2,288,259
BP Capital Markets PLC(b)
8,600,000	4.500		10/01/20	9,308,136
Dolphin Energy Ltd.(a)(b)
485,980	5.888		06/15/19	520,728
Gaz Capital SA for Gazprom(d)
990,000	9.250		04/23/19	1,148,400
Nexen, Inc.(b)
535,000	6.400		05/15/37	544,385
2,525,000	7.500		07/30/39	2,901,250

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Energy – (continued)

Pemex Project Funding Master Trust(b)
$900,000	6.625%		06/15/35	$963,000
Petrobras International Finance Co.(b)
430,000	5.750		01/20/20	441,090
2,440,000	5.375		01/27/21	2,426,986
Petroleos Mexicanos(a)(b)
1,130,000	5.500		01/21/21	1,186,500
PTT Exploration and Production Public Co. Ltd.(a)
820,000	5.692		04/05/21	828,610
Schlumberger Investment SA(a)(b)
1,800,000	3.300		09/14/21	1,801,795
TNK-BP Finance SA
470,000	7.500		07/18/16	486,450
Transocean, Inc.(b)
7,825,000	6.000		03/15/18	8,305,601
Valero Logistics(b)
2,000,000	6.050		03/15/13	2,111,361
Weatherford International Ltd.(b)
3,775,000	9.625		03/01/19	4,824,305

				48,396,373

Financial(a) – 1.0%
FUEL Trust
5,350,000	3.984		06/15/16	5,199,885

Food & Beverage – 4.3%
Anheuser-Busch InBev Worldwide, Inc.(b)
6,281,000	4.125		01/15/15	6,808,084
Cargill, Inc.(a)(b)
5,700,000	4.307		05/14/21	6,179,934
Kraft Foods, Inc.
7,900,000	6.500		02/09/40	9,683,421

				22,671,439

Health Care – Medical Products(b) – 3.1%
Boston Scientific Corp.
5,100,000	4.500		01/15/15	5,332,978
DENTSPLY International, Inc.
650,000	2.750		08/15/16	649,996
Humana, Inc.
2,765,000	7.200		06/15/18	3,320,488
Life Technologies Corp.
2,675,000	4.400		03/01/15	2,835,906
Thermo Fisher Scientific, Inc.
3,975,000	2.250		08/15/16	3,974,978

				16,114,346

Health Care – Services(b) – 0.8%
Express Scripts, Inc.
3,975,000	3.125		05/15/16	4,004,775

Life Insurance – 2.7%
American International Group, Inc.(b)
1,175,000	6.400		12/15/20	1,184,693
Lincoln National Corp.(b)
1,200,000	4.300		06/15/15	1,243,610
MetLife Capital Trust X(a)(b)
1,500,000	9.250		04/08/38	1,687,500
Nationwide Financial Services, Inc.(a)(b)
2,450,000	5.375		03/25/21	2,396,139
Prudential Financial, Inc.
3,650,000	6.000		12/01/17	3,951,951
Reinsurance Group of America, Inc.(b)
1,650,000	5.000		06/01/21	1,703,671
2,100,000	6.750		12/15/65	1,827,000

				13,994,564

Media – Cable – 1.0%
Comcast Cable Communications Holdings, Inc.
2,200,000	8.375		03/15/13	2,421,846
Cox Communications, Inc.(a)(b)
2,025,000	8.375		03/01/39	2,789,351

				5,211,197

Media – Non Cable(b) – 3.1%
NBCUniversal Media LLC
7,325,000	2.875		04/01/16	7,457,187
News America, Inc.
5,350,000	6.150		02/15/41	5,659,134
WPP Finance UK
2,875,000	8.000		09/15/14	3,259,152

				16,375,473

Metals & Mining(b) – 1.0%
Freeport-McMoRan Copper & Gold, Inc.
5,075,000	8.375		04/01/17	5,442,937

Noncaptive – Financial – 2.8%
GE Capital Trust I(b)(c)
3,280,000	6.375		11/15/67	3,132,400
General Electric Capital Corp.
2,325,000	5.625		05/01/18	2,530,623
2,150,000	6.375	(b)(c)	11/15/67	2,053,250
International Lease Finance Corp.
3,225,000	5.750		05/15/16	2,870,250
SLM Corp.(b)
4,100,000	6.250		01/25/16	4,021,864

				14,608,387

Pipelines(b) – 3.3%
Energy Transfer Partners LP
3,727,000	5.950		02/01/15	4,005,467
Enterprise Products Operating LLC
3,973,000	7.550		04/15/38	4,971,407
Tennessee Gas Pipeline Co.
1,460,000	7.000		10/15/28	1,739,575
2,125,000	8.375		06/15/32	2,794,362
TransCanada PipeLines Ltd.(c)
3,875,000	6.350		05/15/67	3,845,937

				17,356,748

Property/Casualty Insurance(b) – 2.2%
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	1,426,234
QBE Capital Funding III Ltd.(a)(c)
3,175,000	7.250		05/24/41	2,869,911

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Property/Casualty Insurance (b) – (continued)

QBE Insurance Group Ltd.(a)(c)
	$855,000	5.647%		07/01/23	$803,117
Transatlantic Holdings, Inc.
	3,725,000	8.000		11/30/39	4,361,690
XL Group Ltd.
	2,125,000	5.750		10/01/21	2,112,417

					11,573,369

Real Estate Investment Trusts – 5.7%
Brandywine Operating Partnership LP(b)
	1,000,000	4.950		04/15/18	964,609
Developers Diversified Realty Corp.
	590,000	9.625		03/15/16	668,175
	3,750,000	7.500	(b)	04/01/17	3,956,250
Duke Realty LP(b)
	2,875,000	8.250		08/15/19	3,308,588
HCP, Inc.(b)
	2,975,000	6.300		09/15/16	3,176,425
Kilroy Realty LP(b)
	2,300,000	5.000		11/03/15	2,380,928
	1,125,000	6.625		06/01/20	1,220,865
Pan Pacific Retail Properties, Inc.(b)
	1,350,000	5.950		06/01/14	1,436,708
Post Apartment Homes LP(b)
	3,000,000	6.300		06/01/13	3,172,853
ProLogis(d)
	8,000,000	2.250		04/01/37	7,980,000
UDR, Inc.(b)
	1,900,000	4.250		06/01/18	1,894,392

					30,159,793

Retailers – 3.2%
CVS Caremark Corp.(b)
	8,125,000	6.302	(c)	06/01/37	7,860,937
Macy’s Retail Holdings, Inc.
	4,125,000	7.450		07/15/17	4,874,665
O’Reilly Automotive, Inc.(b)
	4,050,000	4.625		09/15/21	4,097,062

					16,832,664

Technology – Hardware(b) – 1.0%
Hewlett-Packard Co.
	1,400,000	3.000		09/15/16	1,411,581
Intel Corp.
	3,950,000	1.950		10/01/16	3,978,499

					5,390,080

Tobacco – 0.5%
Altria Group, Inc.
	2,075,000	9.700		11/10/18	2,743,046

Transportation(a) – 0.3%
Transnet Ltd.
	1,550,000	4.500		02/10/16	1,588,750

Wireless Telecommunications(b) – 2.2%
America Movil SAB de C.V.
	3,925,000	2.375		09/08/16	3,807,072
AT&T, Inc.
	2,300,000	3.875		08/15/21	2,361,939
	2,300,000	6.400		05/15/38	2,659,157
Telecom Italia Capital SA
	2,665,000	5.250		10/01/15	2,544,811

					11,372,979

Wirelines Telecommunications(b) – 3.1%
AT&T, Inc.
	6,375,000	2.950		05/15/16	6,569,781
Qwest Communications International, Inc.
	1,725,000	8.000		10/01/15	1,811,250
Qwest Corp.
	4,150,000	8.375		05/01/16	4,550,152
Telecom Italia Capital SA
	3,550,000	4.950		09/30/14	3,409,452

					16,340,635

TOTAL CORPORATE OBLIGATIONS
(Cost $410,838,254)					$417,236,550

Mortgage-Backed Obligations – 2.9%
Collateralized Mortgage Obligations – 2.9%
Countrywide Alternative Loan Trust Series 2007-06, Class A4
	$1,195,707	5.750%		04/25/47	$710,507
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
	1,922,955	5.750		07/25/37	1,303,830
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
	1,464,094	6.000		08/25/37	1,085,568
FHLMC Multifamily Structured-Pass Through Certificates Series K703, Class A2
	1,500,000	2.699		05/25/18	1,530,064
NCUA Guaranteed Notes Series 2010-C1, Class A2
	2,500,000	2.900		10/29/20	2,623,047
Permanent Master Issuer PLC Series 2011-1A, Class 1A3(a)(c)
EUR	3,000,000	2.905		07/15/42	4,004,008
Residential Asset Securitization Trust Series 2007-A2, Class 1A3
	$907,763	6.000		04/25/37	655,047
Structured Adjustable Rate Mortgage Loan Trust Series 2005-21, Class 7A1(c)
	1,548,648	5.485		11/25/35	1,250,223
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1(c)
	1,290,503	0.495		11/25/45	952,964
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
	1,222,535	6.000		06/25/37	959,345

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $15,486,887)					$15,074,603

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Agency Debentures – 0.1%
Tennessee Valley Authority
$500,000	4.625%	09/15/60	$602,168
(Cost $493,500)

Asset-Backed Securities(c) – 0.7%
Student Loan – 0.7%
Brazos Higher Education Authority, Inc. Series 2011-2, Class A3
$2,300,000	1.247%	10/27/36	$2,093,668
Louisiana Public Facilities Authority Series 2011-A, Class A3
1,500,000	1.203	04/25/35	1,433,310

TOTAL ASSET-BACKED SECURITIES
(Cost $3,625,078)			$3,526,978

Foreign Debt Obligations – 3.5%
Sovereign – 3.1%
Federal Republic of Brazil
$820,000	8.250%	01/20/34	$1,152,100
4,250,000	7.125	01/20/37	5,418,750
Republic of Colombia
1,810,000	4.375	07/12/21	1,837,132
230,000	7.375	09/18/37	299,000
930,000	6.125	01/18/41	1,050,900
Russian Federation(e)
1,118,900	7.500	03/31/30	1,257,643
State of Qatar
600,000	5.150	04/09/14	648,900
United Mexican States
3,800,000	6.050	01/11/40	4,313,000

			15,977,425

Supranational – 0.4%
North American Development Bank
2,000,000	4.375	02/11/20	2,220,880

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $16,424,284)			$18,198,305

Municipal Debt Obligations – 2.9%
California – 1.6%
California State GO Bonds Build America Taxable Series 2009
$1,450,000	7.500%	04/01/34	$1,745,684
455,000	7.300	10/01/39	541,050
California State GO Bonds Build America Taxable Series 2010
2,645,000	7.625	03/01/40	3,260,544
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,219,483

			8,766,761

Illinois – 1.2%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Bonds Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,157,246
Illinois State GO Bonds Build America Series 2010
3,875,000	6.630	02/01/35	4,067,200

			6,224,446

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Taxable Series 2009 F
350,000	7.414	01/01/40	482,157

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $13,541,680)			$15,473,364

U.S. Treasury Obligations – 3.8%
United States Treasury Inflation Protected Securities
$1,002,360	0.625%	07/15/21	$1,047,306
United States Treasury Notes
9,600,000	0.375 (f)	07/31/13	9,620,833
9,200,000	0.625	07/15/14	9,255,108

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,888,329)			$19,923,247

Shares	Rate	Value

Preferred Stock(b)(c) – 0.3%
JPMorgan Chase & Co.
1,575,000	7.900%	$1,622,266
(Cost $1,598,068)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $481,896,080)		$491,657,481

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment – 0.2%(g)
Repurchase Agreement – 0.2%
Joint Repurchase Agreement Account II
$1,100,000	0.095%	10/03/11	$1,100,000
(Cost $1,100,000)

TOTAL INVESTMENTS – 93.9%
(Cost $482,996,080)			$492,757,481

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.1%			32,193,707

NET ASSETS – 100.0%			$524,951,188

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $83,878,358, which represents approximately 16.0% of net assets as of September 30, 2011.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2011.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on pages 88-89.

Currency Abbreviation:
EUR	—	Euro

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
RB	—	Revenue Bond

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2011, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts	Expiration	Current	Unrealized
Counterparty	To Buy/Sell	Date	Value	Gain

JPMorgan Securities, Inc.	USD/EUR	10/13/11	$3,993,722	$298,302

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long	Date	Value	Gain (Loss)

Ultra Long U.S. Treasury Bonds	102	December 2011	$16,179,750	$1,217,019
2 Year U.S. Treasury Notes	203	December 2011	44,701,235	(55,136)
5 Year U.S. Treasury Notes	410	December 2011	50,218,594	6,158
10 Year U.S. Treasury Notes	204	December 2011	26,539,125	(96,555)
30 Year U.S. Treasury Bonds	341	December 2011	48,635,125	660,222

TOTAL				$1,731,708

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)(a)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	$1,700	12/21/16	2.500%	3 month LIBOR	$94,259	$93,961	$298
	2,000	12/21/26	3 month LIBOR	4.000%	(379,489)	(302,352)	(77,137)
	2,600	12/21/41	3 month LIBOR	4.250	(830,801)	(848,348)	17,547
Morgan Stanley Capital Services, Inc.	8,400	12/21/16	2.500	3 month LIBOR	465,751	480,085	(14,334)
	9,900	12/21/21	3 month LIBOR	3.500	(1,201,758)	(871,142)	(330,616)

TOTAL					$(1,852,038)	$(1,447,796)	$(404,242)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	Received		September 30,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$12,400	(1.000)%	06/20/14	106	$16,927	$(124,102)	$141,029
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,900	(1.000)	06/20/14	106	5,324	(41,297)	46,621
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	10,400	(1.000)	06/20/14	106	14,196	(114,360)	128,556
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	24,200	(1.000)	06/20/14	106	33,034	(225,737)	258,771
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	12,400	1.000	06/20/16	135	(190,839)	16,711	(207,550)
Credit Suisse International (London)	Prudential Financial, Inc. 4.50% 07/15/13	2,350	1.000	06/20/15	280	(145,595)	(88,829)	(56,766)
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.00% 06/15/15	1,825	1.000	03/20/15	322	(129,416)	(67,588)	(61,828)
	MetLife, Inc. 5.00% 06/15/15	5,200	1.000	09/20/15	330	(430,596)	(244,325)	(186,271)
	Markit MCDX Index 16	32,500	1.000	06/20/21	233	(2,386,774)	(974,653)	(1,412,121)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	19,200	1.000	06/20/16	135	(295,493)	24,734	(320,227)
	Markit MCDX Index 16	2,500	1.000	06/20/21	233	(183,598)	(68,379)	(115,219)

TOTAL						$(3,692,830)	$(1,907,825)	$(1,785,005)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	$14,600	11/17/11	2.440%	$(474,228)	$(277,400)	$(196,828)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	14,600	11/17/11	2.440	(86,755)	(277,400)	190,645
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	12,000	11/17/11	2.450	(398,288)	(226,800)	(171,488)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	12,000	11/17/11	2.450	(68,798)	(226,800)	158,002

TOTAL		$53,200			$(1,028,069)	$(1,008,400)	$(19,669)

For the six months ended September 30, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$13,000	$(141,665)

Contracts Written	279,400	(6,496,100)
Contracts Bought to Close	(208,900)	5,349,820
Contracts Expired	(30,300)	279,545

Contracts Outstanding September 30, 2011	$53,200	$(1,008,400)

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 57.1%
Argentina(a) – 0.8%
Republic of Argentina (NR/NR)
	$10,680,000	0.000%		12/15/35	$1,473,840
ARS	340,750,000	0.000		12/15/35	11,658,836
EUR	7,340,000	0.000		12/15/35	1,194,803

					14,327,479

Brazil – 7.8%
Brazil Letras do Tesouro Nacional (NR/NR)
BRL	73,267,093	6.000		08/15/40	40,121,419
Brazil Notas do Tesouro Nacional (NR/Baa2)
	8,169,000	10.000		01/01/12	4,331,183
	35,791,000	10.000		01/01/17	17,963,693
	142,201,000	10.000		01/01/21	69,310,218

					131,726,513

Chile – 0.2%
Republic of Chile (A+/Aa3)
CLP	1,537,000,000	5.500		08/05/20	3,093,741

Colombia – 2.0%
Republic of Colombia (BBB-/Baa3)
COP	27,890,000,000	7.750		04/14/21	15,799,179
	27,937,000,000	9.850		06/28/27	18,734,292

					34,533,471

Hungary – 4.3%
Hungary Government Bond (BBB-/Baa3)
HUF	9,084,320,000	5.500		02/12/16	38,645,083
	2,523,000,000	6.750		02/24/17	11,081,526
	5,305,000,000	6.750		11/24/17	23,136,625

					72,863,234

Indonesia – 6.2%
Republic of Indonesia (BB+/Ba1)
IDR	69,557,000,000	10.000		07/15/17	9,278,223
	47,086,000,000	15.000		07/15/18	7,654,823
	63,600,000,000	11.000		11/15/20	9,225,256
	23,544,000,000	12.800		06/15/21	3,763,290
Republic of Indonesia (NR/Ba1)
	121,486,000,000	8.250		07/15/21	15,272,131
	401,300,000,000	10.500		08/15/30	59,350,398

					104,544,121

Ivory Coast(b) – 0.0%
Republic of Ivory Coast (NR/NR)
	$1,226,000	2.500		12/31/32	594,610

Malaysia – 6.6%
Malaysia Government Bond (NR/A3)
MYR	500,000	3.741		02/27/15	158,575
	92,325,000	4.262		09/15/16	30,076,116
	131,025,000	4.378		11/29/19	43,032,016
	120,175,000	4.160		07/15/21	39,110,987

					112,377,694

Mexico – 4.7%
Mexican Bonos (A-/Baa1)
MXN	235,779,100	10.000		11/20/36	$21,110,284
	744,728,800	8.500		11/18/38	58,570,042

					79,680,326

Peru – 1.4%
Peru Government Bond (BBB+/Baa3)
PEN	1,971,000	9.910		05/05/15	839,878
	11,400,000	7.840		08/12/20	4,655,798
	14,750,000	8.200		08/12/26	6,197,097
	24,180,000	6.900		08/12/37	8,788,881
Peru Government Bond (NR/NR)
	9,790,000	6.850		02/12/42	3,508,657

					23,990,311

Poland – 2.8%
Poland Government Bond (A/A2)
PLN	102,843,932	3.000		08/24/16	31,429,322
	8,825,000	5.250		10/25/20	2,548,529
	45,375,000	5.750		10/25/21	13,533,111

					47,510,962

Russia – 0.4%
Russian Federation (BBB+/Baa1)
RUB	250,000,000	7.850		03/10/18	7,628,343

South Africa – 4.2%
Republic of South Africa (A/A3)
ZAR	501,350,000	10.500		12/21/26	71,975,127
	1,345,000	10.500		12/21/26	193,092

					72,168,219

Thailand – 8.5%
Thailand Government Bond (A-/Baa1)
THB	2,302,475,000	3.625		05/22/15	74,345,232
	166,325,000	3.125		12/11/15	5,273,772
	895,425,000	4.125		11/18/16	29,528,763
	505,500,000	2.800		10/10/17	15,593,615
	123,500,000	3.875		06/13/19	4,005,515
	478,025,000	3.650		12/17/21	15,324,703

					144,071,600

Turkey – 6.7%
Turkey Government Bond (BBB-/NR)
TRY	111,850,684	9.000		05/21/14	70,267,797
Turkey Government Bond (NR/NR)
	8,000,000	0.000	(c)	04/25/12	4,123,665
	56,775,000	0.000	(c)	02/20/13	27,302,935
	20,025,000	11.000		08/06/14	11,465,024

					113,159,421

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Sovereign Debt Obligations – (continued)

Venezuela – 0.5%
Republic of Venezuela (B+/B2)
	$4,590,000	7.750%	10/13/19	$2,926,125
	4,780,000	9.000	05/07/23	2,987,500
	3,050,000	8.250	10/13/24	1,784,250
	500,000	9.250	05/07/28	307,500

				8,005,375

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $1,032,135,093)				$970,275,420

Structured Notes – 12.7%
Brazil – 3.1%
Letras Financieras DoTe (Issuer Barclays Bank PLC) (NR/NR)(c)
BRL	12,213,000	0.000%	11/09/11	$31,745,720
Notas do Tesouro Nacional (Issuer Credit Suisse AG) (NR/NR)
	32,333,776	6.000	08/19/40	17,706,134
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)(a)
	6,508,209	0.000	08/15/40	3,563,927

				53,015,781

Colombia(d) – 2.5%
Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	26,491,000,000	11.000	10/25/18	16,897,964
	24,174,000,000	11.250 (a)	10/25/18	15,420,006
	11,545,000,000	11.000	07/27/20	7,317,736
	4,226,000,000	11.000	07/25/24	2,612,631

				42,248,337

Indonesia – 2.8%
Republic of Indonesia (Issuer Barclays Bank PLC) (NR/NR)
IDR	140,000,000,000	10.000	07/17/17	18,395,904
Republic of Indonesia (Issuer HSBC Corp.) (NR/NR)
	46,000,000,000	10.000	07/15/17	6,099,684
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (A+/NR)
	89,100,000,000	10.000	07/17/17	11,802,962
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	80,000,000,000	11.000	11/17/20	11,575,882

				47,874,432

Russia – 4.3%
Russian Federation (Issuer Deutsche Bank AG (London)) (NR/NR)
RUB	85,000,000	7.350	01/22/16	2,587,037
Russian Federation (Issuer JPMorgan Chase Bank NA) (NR/NR)
	2,315,400,000	7.350	01/22/16	70,470,884

				73,057,921

TOTAL STRUCTURED NOTES
(Cost $231,189,330)				$216,196,471

Corporate Obligations – 5.8%
Brazil(d) – 0.3%
Banco Safra SA (NR/Baa1)
BRL	5,580,000	10.250%	08/08/16	$2,819,276
Banco Votorantim SA (BB+/Baa1)
	3,793,868	6.250	05/16/16	1,978,857

				4,798,133

Hong Kong – 0.5%
Evergrande Real Estate Group Ltd. (BB-/B2)
CNY	51,700,000	7.500	01/19/14	5,868,438
Melco Crown Entertainment, Ltd. (NR/NR)
CNY	21,750,000	3.750	05/09/13	3,197,334

				9,065,772

Ireland – 0.0%
MTS International Funding Ltd. (BB/Ba2)
	$320,000	8.625	06/22/20	315,200

Luxembourg(e) – 0.8%
Gaz Capital SA for Gazprom (BBB/Baa1)
	12,050,000	9.250	04/23/19	13,978,000

Mexico(a)(d) – 0.4%
Cemex SAB de CV (B/NR)
	10,660,000	5.369	09/30/15	6,929,103

Netherlands(d) – 0.3%
VimpelCom Holdings BV (BB/Ba3)
	6,010,000	7.504	03/01/22	4,898,150

Russia – 1.2%
Red Arrow International Leasing PLC (BBB/Baa2)
RUB	21,653,401	8.375	06/30/12	665,762
RSHB Capital SA for OJSC Russian Agricultural Bank (NR/Baa1)
	632,800,000	7.500	03/25/13	19,603,872

				20,269,634

South Africa – 1.9%
Transnet Ltd. (NR/NR)
ZAR	8,000,000	9.250	11/14/17	1,015,422
	46,000,000	10.500	09/17/20	6,129,177
	18,000,000	10.800	11/06/23	2,430,503
	7,000,000	9.500	08/19/25	866,564
	181,000,000	8.900	11/14/27	21,231,261

				31,672,927

United Kingdom(d) – 0.1%
Arcos Dorados Holdings, Inc. (NR/Ba2)
BRL	2,900,000	10.250	07/13/16	1,511,486

United States – 0.1%
JPMorgan Chase & Co. (A+/Aa3)
PHP	52,000,000	6.000	10/10/12	1,227,902

Venezuela – 0.2%
Petroleos de Venezuela SA (NR/NR)
	$2,490,000	4.900	10/28/14	1,693,200

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Venezuela – (continued)

Petroleos de Venezuela SA (B+/NR)(f)
$3,600,000	8.500%	11/02/17	$2,358,000

			4,051,200

TOTAL CORPORATE OBLIGATIONS
(Cost $114,356,510)			$98,717,507

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,377,680,933)			$1,285,189,398

Short-term Investment(g) – 19.7%
Repurchase Agreement – 19.7%
Joint Repurchase Agreement Account II
$333,700,000	0.095%	10/03/11	$333,700,000
(Cost $333,700,000)

TOTAL INVESTMENTS – 95.3%
(Cost $1,711,380,933)			$1,618,889,398

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.7%			79,462,090

NET ASSETS – 100.0%			$1,698,351,488

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(b)	Security is currently in default and/or non-income producing.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $60,385,209, which represents approximately 3.6% of net assets as of September 30, 2011.

(e)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on pages 88-89.

Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investor Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
ARS	—	Argentine Peso
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Chinese Yuan
COP	—	Colombian Peso
EUR	—	Euro
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
INR	—	Indian Rupee
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
THB	—	Thai Baht
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
ZAR	—	South African Rand

Investment Abbreviations:
BUBOR	—	Budapest Interbank Offered Rate
JIBAR	—	Johannesburg Interbank Agreed Rate
LIBOR	—	London Interbank Offered Rate
NR	—	Not Rated
TIIE	—	La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America NA	EUR/PLN	12/21/11	$8,461,955	$29,269
	USD/TWD	10/25/11	35,135,446	314,554
Barclays Bank PLC	EUR/HUF	12/21/11	14,128,173	800,133
	EUR/PLN	12/21/11	8,840,604	191,702
	USD/BRL	10/18/11	8,294,911	362,089
	USD/CNY	03/01/12	18,338,177	81,823
	USD/CNY	05/09/12	108,925,368	315,632
	USD/COP	10/18/11	16,100,289	1,514,303
	USD/EUR	12/21/11	23,062,348	1,133,568
	USD/HUF	12/21/11	27,614,216	2,184,708
	USD/IDR	10/18/11	6,238,566	437,434
	USD/INR	10/18/11	4,504,084	308,916
	USD/KRW	10/18/11	10,800,685	1,052,635
	USD/KRW	10/31/11	5,159,515	28,567
	USD/MXN	12/21/11	2,052,288	117,392
	USD/MYR	10/18/11	11,442,562	784,938
	USD/PHP	10/18/11	21,287,399	535,047
	USD/RUB	10/18/11	4,313,814	474,186
	USD/ZAR	12/21/11	19,644,952	1,002,048
	ZAR/USD	12/21/11	4,222,138	14,624
Citibank NA	EUR/PLN	12/21/11	4,257,988	7,714
	USD/CLP	10/18/11	11,037,324	1,369,676
	USD/CNY	03/01/12	18,335,302	84,698
	USD/EUR	12/21/11	18,769,088	842,947
	USD/INR	10/21/11	8,859,813	260,187
	USD/KRW	10/18/11	14,056,855	1,573,145
	USD/MXN	12/21/11	8,577,564	311,436
	USD/MYR	10/11/11	22,130,334	154,666
	USD/MYR	10/18/11	22,727,081	1,861,919
Credit Suisse International (London)	USD/BRL	10/18/11	16,350,265	2,656,390
	USD/COP	10/18/11	16,208,400	1,291,600
	USD/RUB	10/18/11	66,647,372	7,183,628
	USD/TWD	10/18/11	18,041,821	1,133,179
Deutsche Bank AG (London)	USD/CLP	10/18/11	4,296,631	513,369
	USD/CNY	03/01/12	18,707,497	111,503
	USD/COP	10/18/11	4,561,659	329,341
	USD/INR	10/18/11	22,344,345	2,319,655
	USD/INR	10/28/11	25,853,539	279,461
	USD/KRW	10/18/11	34,302,822	3,595,178
	USD/MYR	10/18/11	34,975,450	2,339,050
	USD/PEN	10/18/11	7,731,153	98,847
	USD/PHP	10/18/11	6,992,396	197,604
HSBC Bank PLC	EUR/PLN	12/21/11	18,596,987	963,633
	USD/BRL	10/18/11	46,454,916	6,827,440
	USD/COP	10/18/11	4,829,564	354,436
	USD/EUR	12/21/11	4,517,492	82,791
	USD/IDR	10/06/11	9,296,472	271,147
	USD/IDR	10/18/11	24,577,946	1,422,054
	USD/INR	10/18/11	8,963,108	644,892
	USD/MXN	12/21/11	4,900,217	186,783

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

HSBC Bank PLC (continued)	USD/MYR	10/18/11	$39,008,039	$2,280,961
	USD/PEN	10/18/11	9,361,991	83,081
	USD/PLN	12/21/11	11,298,318	1,035,682
	USD/TRY	12/21/11	18,635,701	499,538
	USD/ZAR	12/21/11	19,959,387	1,173,657
	ZAR/USD	12/21/11	4,314,970	20,970
JPMorgan Securities, Inc.	EUR/HUF	12/21/11	4,210,252	538
	USD/BRL	10/18/11	3,755,369	693,631
	USD/CNY	10/25/11	48,578,625	209,154
	USD/KRW	10/31/11	5,150,575	28,169
	USD/MXN	12/21/11	13,331,059	1,941
	USD/MYR	10/11/11	4,476,444	83,556
	USD/MYR	10/18/11	7,150,419	536,581
	USD/RUB	10/18/11	52,187,537	6,201,463
	USD/TRY	12/21/11	6,517,440	8,560
	USD/TWD	10/25/11	8,875,244	244,756
	USD/ZAR	12/21/11	4,277,125	16,875
	ZAR/USD	10/28/11	7,881,470	259,981
Merrill Lynch & Co., Inc.	CNY/USD	10/25/11	48,578,625	351,625
	USD/MYR	10/18/11	13,135,412	803,588
Morgan Stanley & Co.	USD/CLP	10/18/11	8,597,288	1,062,712
	USD/COP	10/18/11	17,758,984	1,626,401
	USD/EUR	12/21/11	9,164,897	352,621
	USD/IDR	10/18/11	39,961,365	2,626,635
	USD/MYR	10/18/11	6,693,010	451,990
	USD/ZAR	12/21/11	10,814,577	944,865
Royal Bank of Canada	USD/BRL	10/18/11	23,269,051	3,485,949
	USD/MYR	10/18/11	11,502,169	859,831
	USD/RUB	10/18/11	12,978,002	1,433,998
Royal Bank of Scotland PLC	USD/CNY	05/09/12	65,474,468	279,595
	USD/IDR	10/18/11	11,554,492	673,508
	USD/INR	10/18/11	11,082,542	901,458
	USD/PEN	10/18/11	8,020,058	73,942
	USD/RUB	10/18/11	7,294,484	775,516
State Street Bank	USD/KRW	10/18/11	10,937,914	1,046,086
UBS AG (London)	USD/BRL	10/18/11	12,665,197	1,007,803
	USD/RUB	10/18/11	69,920,746	6,789,643

TOTAL				$89,878,797

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America NA	PLN/EUR	12/21/11	$4,518,831	$(59,328)
	PLN/USD	12/21/11	10,039,998	(375,209)
Barclays Bank PLC	CLP/USD	10/18/11	1,634,668	(173,709)
	CNY/USD	03/01/12	22,960,445	(297,555)
	EUR/HUF	12/21/11	4,417,830	(2,125)
	EUR/USD	12/21/11	8,380,062	(95,420)
	HUF/EUR	12/21/11	9,238,559	(387,393)
	HUF/EUR	12/21/11	3,084,005	(52,935)

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Barclays Bank PLC (continued)	INR/USD	10/18/11	$30,758,044	$(2,388,627)
	KRW/USD	10/18/11	26,365,660	(2,142,400)
	MXN/EUR	12/21/11	8,964,001	(343,644)
	MXN/USD	12/21/11	17,230,450	(1,549,550)
	MYR/USD	10/18/11	87,367,285	(6,382,716)
	PLN/EUR	12/21/11	4,559,011	(188,233)
	PLN/USD	12/21/11	19,022,732	(1,204,306)
	RUB/USD	10/18/11	4,514,116	(451,043)
	TWD/USD	10/18/11	58,250,990	(3,706,559)
Citibank NA	CNY/USD	05/09/12	58,390,374	(470,556)
	IDR/USD	10/06/11	9,296,472	(394,528)
	IDR/USD	10/18/11	41,799,623	(2,425,377)
	IDR/USD	12/15/11	12,010,953	(974,047)
	INR/USD	10/18/11	4,225,521	(13,479)
	KRW/USD	10/18/11	43,315,551	(4,721,449)
	MYR/USD	10/18/11	81,291,079	(5,290,824)
	RUB/USD	10/18/11	49,346,791	(5,244,209)
	USD/CNY	10/25/11	18,248,119	(8,119)
	USD/KRW	10/18/11	13,348,765	(15,765)
Credit Suisse International (London)	COP/USD	10/18/11	31,067,622	(2,891,278)
	MXN/USD	12/21/11	8,538,739	(1,105,261)
	RUB/USD	10/18/11	33,429,682	(4,925,318)
Deutsche Bank AG (London)	CLP/USD	10/18/11	10,621,730	(1,287,270)
	EUR/USD	10/13/11	8,919,160	(186,987)
	INR/USD	10/18/11	45,660,800	(4,282,337)
	MXN/USD	12/21/11	88,949,177	(9,603,102)
	MYR/USD	10/18/11	82,636,181	(4,723,318)
	PEN/USD	10/18/11	25,113,202	(179,484)
	PLN/EUR	12/21/11	4,601,869	(148,337)
	TWD/USD	10/18/11	6,695,345	(361,655)
	USD/MXN	12/21/11	13,388,330	(55,330)
HSBC Bank PLC	BRL/USD	10/18/11	12,509,403	(1,484,597)
	CNY/USD	03/01/12	42,874,461	(538,468)
	CNY/USD	05/09/12	58,004,731	(352,787)
	EUR/PLN	12/21/11	4,450,019	(34,314)
	HUF/EUR	12/21/11	4,521,510	(75,313)
	HUF/USD	12/21/11	16,929,042	(282,186)
	IDR/USD	10/18/11	19,995,674	(499,812)
	MXN/USD	12/21/11	17,921,852	(1,896,593)
	MYR/USD	10/18/11	13,218,781	(499,219)
	PHP/USD	10/18/11	34,778,885	(539,707)
	PLN/USD	12/21/11	86,518,311	(8,483,457)
	RUB/USD	10/18/11	69,258,817	(10,310,023)
	TRY/USD	12/21/11	57,580,319	(2,006,428)
	TWD/USD	10/31/11	10,832,134	(98,085)
	USD/IDR	10/18/11	3,238,058	(12,058)
	ZAR/USD	12/21/11	30,206,897	(571,169)
JPMorgan Securities, Inc.	CNY/USD	03/01/12	48,468,245	(628,122)
	EUR/USD	12/21/11	8,840,784	(46,908)
	HUF/USD	12/21/11	9,485,483	(1,114,852)
	KRW/USD	10/18/11	24,088,347	(2,788,733)
	PLN/EUR	12/21/11	9,077,842	(451,923)
	TRY/USD	12/21/11	8,755,236	(106,764)

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

JPMorgan Securities, Inc. (continued)	ZAR/USD	12/21/11	$8,361,851	$(1,282,149)
Morgan Stanley & Co.	BRL/USD	10/18/11	4,994,705	(969,295)
	CLP/USD	10/18/11	10,387,005	(708,467)
	CNY/USD	05/09/12	58,004,731	(444,479)
	COP/USD	10/18/11	14,755,991	(1,306,009)
	IDR/USD	10/18/11	49,041,046	(2,512,327)
	PLN/EUR	12/21/11	4,601,869	(137,227)
	TRY/USD	12/21/11	1,550,873	(45,447)
	ZAR/USD	12/21/11	33,151,517	(864,004)
Royal Bank of Canada	BRL/USD	10/18/11	8,478,765	(108,235)
	INR/USD	10/18/11	8,820,254	(939,746)
	RUB/USD	10/18/11	6,842,748	(704,252)
Royal Bank of Scotland PLC	KRW/USD	10/18/11	33,533,987	(3,701,556)
	KRW/USD	10/31/11	8,343,203	(134,797)
	RUB/USD	10/18/11	72,399,473	(10,743,115)
State Street Bank	MXN/USD	12/21/11	22,306,237	(303,431)
	ZAR/USD	12/21/11	6,951,696	(313,860)
UBS AG (London)	BRL/USD	10/18/11	42,006,522	(6,459,388)
	BRL/USD	10/27/11	4,409,727	(21,273)
	RUB/USD	10/18/11	23,035,510	(2,995,490)
Westpac Banking Corp.	EUR/USD	12/21/11	1,671,459	(24,074)

TOTAL				$(136,648,921)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
		Notional		Payments	Payments		Upfront Payments
		Amount	Termination	Received	Made by	Market	Made (Received)	Unrealized
Counterparty		(000s)	Date	by the Fund	the Fund	Value	by the Fund	Gain (Loss)

					Mexico Interbank TIIE
Bank of America Securities LLC	MXN	697,520	09/16/13	4.700%	28 Days	$(202,213)	$—	$(202,213)
					Mexico Interbank TIIE
		302,500	09/08/21	6.729	28 Days	(174,156)	—	(174,156)
					Mexico Interbank TIIE
		279,500	09/17/21	6.720	28 Days	(238,891)	(3,290)	(235,601)
	HUF	6,390,000	09/29/13	6.420	6 month BUBOR	(166,392)	—	(166,392)
Barclays Bank PLC	TWD	546,000	06/03/16	3 month TWD	1.460%	(327,456)	—	(327,456)
	HUF	351,610 (a)	10/04/16	7.020	6 month BUBOR	2,800	—	2,800
Deutsche Bank Securities, Inc.					Mexico Interbank TIIE
	MXN	521,100	09/09/13	4.570	28 Days	(243,160)	—	(243,160)
	TWD	670,000	01/28/16	3 month TWD	1.630	(572,922)	—	(572,922)
HSBC Bank PLC	ZAR	273,000	09/28/21	7.670	3 month JIBAR	(480,137)	—	(480,137)

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
		Notional		Payments	Payments		Upfront Payments
		Amount	Termination	Received	Made by	Market	Made (Received)	Unrealized
Counterparty		(000s)	Date	by the Fund	the Fund	Value	by the Fund	Gain (Loss)

JPMorgan Securities, Inc.	TWD	393,000	01/26/21	3 month TWD	2.070%	$(844,472)	$—	$(844,472)
					Mexico Interbank TIIE
	MXN	325,000	06/15/21	7.160%	28 Days	610,490	—	610,490
	ZAR	460,000	06/27/21	8.060	3 month JIBAR	831,354	—	831,354
		70,250	09/13/21	7.660	3 month JIBAR	(121,036)	—	(121,036)

TOTAL						$(1,926,191)	$(3,290)	$(1,922,901)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

NON-DELIVERABLE BOND FORWARD CONTRACTS*

		Notional
		Amount	Referenced	Settlement	Unrealized
Counterparty		(000s)	Obligation	Date	Gain (Loss)

Deutsche Bank Securities, Inc.	COP	35,183,000	Titulos de Tesoreria 10.000% 7/24/24	10/28/11	$168,259
		10,972,000	Titulos de Tesoreria 10.000% 7/24/24	10/31/11	53,154

TOTAL					$221,413

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 100.3%
Collateralized Mortgage Obligations – 8.0%
Adjustable Rate Non-Agency(a) – 2.0%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$256,899	2.811%	04/25/35	$234,060
American Home Mortgage Investment Trust Series 2004-3, Class 1A
7,636	0.605	10/25/34	6,966
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
267,041	2.473	04/25/34	230,456
Bear Stearns Alt-A Trust Series 2004-3, Class A1
91,928	0.875	04/25/34	66,550
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,271,518	2.554	07/25/35	818,603
Countrywide Alternative Loan Trust Series 2005-16, Class A1
948,188	1.887	06/25/35	558,095
Countrywide Alternative Loan Trust Series 2005-38, Class A1
264,777	1.742	09/25/35	159,629
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
305,592	2.762	02/19/34	257,308
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
355,725	2.846	11/20/34	277,252
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
635,421	0.501	10/20/45	390,593
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
391,706	0.470	01/19/36	217,266
Impac CMB Trust Series 2004-08, Class 1A
100,753	0.955	10/25/34	60,858
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
1,118,587	2.796	07/25/35	930,441
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
1,244,290	0.982	01/25/47	497,330
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,161,408	2.512	10/25/34	951,425
Mortgage IT Trust Series 2005-5, Class A1
877,467	0.495	12/25/35	552,123
Sequoia Mortgage Trust Series 2004-09, Class A2
397,357	0.820	10/20/34	304,455
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
515,593	2.539	05/25/34	460,424
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
227,892	2.444	09/25/34	188,968
Structured Adjustable Rate Mortgage Loan Trust Series 2004-19, Class 2A2
128,553	2.573	01/25/35	84,018

			7,246,820

Interest Only(b) – 0.6%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
12,814	5.500	06/25/33	849
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
58,813	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
31,920	5.250	07/25/33	1,970
FHLMC REMIC Series 3673, Class SA(a)
7,167,224	6.191	05/15/40	934,085
FHLMC REMIC Series 3743, Class SA(a)
4,586,453	5.171	10/15/40	568,060
FHLMC STRIPS Series 256, Class 56
5,832,967	4.500	05/15/23	490,229
FNMA REMIC Series 2004-47, Class EI(a)(c)
597,782	0.000	06/25/34	2,577
FNMA REMIC Series 2004-62, Class DI(a)(c)
239,523	0.000	07/25/33	717
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
26,213	0.123	08/25/33	115
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
7,842	0.320	07/25/33	89

			1,998,691

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
13,615	25.742	10/16/31	22,030
GNMA Series 2001-51, Class SB
13,291	25.742	10/16/31	22,162

			44,192

Planned Amortization Class – 1.7%
FHLMC REMIC Series 3748
1,000,000	4.000	11/15/39	1,069,849
FNMA REMIC Series 2003-88, Class TH
5,000,000	4.500	09/25/18	5,344,875

			6,414,724

Regular Floater(a)(c) – 0.0%
FHLMC REMIC Series 3038, Class XA
5,371	0.000	09/15/35	5,343

Sequential Fixed Rate – 3.7%
FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class A2
2,200,000	3.154	02/25/18	2,303,620
FHLMC Multifamily Structured-Pass Through Certificates Series K703, Class A2
1,300,000	2.699	05/25/18	1,326,055
FHLMC REMIC Series 2042, Class N
353,437	6.500	03/15/28	400,926
FHLMC REMIC Series 2590, Class NV
1,000,000	5.000	03/15/18	1,081,084
FHLMC REMIC Series 2770, Class TW
7,300,000	4.500	03/15/19	7,972,981
FHLMC REMIC Series 2844, Class BY
149,312	4.000	06/15/18	151,392

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)

FNMA REMIC Series 2000-16, Class ZG
$530,648	8.500%	06/25/30	$612,902

			13,848,960

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$29,558,730

Commercial Mortgage-Backed Securities – 9.9%
Sequential Fixed Rate – 2.7%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2
$3,488,794	6.460%	10/15/36	$3,518,955
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4
1,750,000	5.431	10/15/49	1,877,210
Credit Suisse Mortgage Capital Certificates Trust Series 2006-C4, Class A3
825,000	5.467	09/15/39	860,822
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
3,640,000	5.156	02/15/31	3,946,352

			10,203,339

Sequential Floating Rate(a) – 7.2%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
5,000,000	5.367	09/10/47	5,494,440
Banc of America Commercial Mortgage, Inc. Series 2006-2, Class A4
2,000,000	5.921	05/10/45	2,200,357
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4
7,500,000	5.335	08/12/37	8,186,402
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP1, Class A4
2,000,000	5.038	03/15/46	2,157,711
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A4
3,000,000	5.607	02/12/39	3,211,945
Morgan Stanley Capital I Series 2006-HQ9, Class A4
2,769,000	5.731	07/12/44	2,998,506
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A4
2,250,000	5.923	05/15/43	2,422,211

			26,671,572

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$36,874,911

Federal Agencies – 82.4%
Adjustable Rate FHLMC(a) – 0.3%
$226,763	2.500%	04/01/33	$237,251
96,693	2.570	09/01/33	101,100
42,757	2.365	10/01/34	44,477
81,703	2.500	11/01/34	85,479
81,278	2.494	02/01/35	85,666
294,980	2.511	06/01/35	308,680
299,178	2.516	08/01/35	313,098

			1,175,751

Adjustable Rate FNMA(a) – 0.7%
8,913	2.609	07/01/22	9,165
23,503	2.588	07/01/27	24,333
39,875	2.588	11/01/27	41,275
7,883	2.588	01/01/31	8,198
9,332	2.588	06/01/32	9,709
27,605	2.609	08/01/32	28,680
65,672	2.609	05/01/33	68,266
31,466	1.861	06/01/33	32,272
365,124	2.526	06/01/33	382,682
25,547	2.451	07/01/33	26,719
359,237	2.610	08/01/33	372,304
3,298	2.717	09/01/33	3,482
1,381	2.324	12/01/33	1,416
196,287	2.431	12/01/33	205,962
8,067	2.522	04/01/34	8,459
475,903	2.730	08/01/34	503,874
99,219	2.681	11/01/34	104,113
143,026	2.444	02/01/35	149,431
239,288	2.370	03/01/35	249,165
92,336	2.685	04/01/35	97,477
144,212	2.617	05/01/35	152,226
20,103	2.588	11/01/35	20,816
106,355	2.588	12/01/37	110,162
49,298	2.588	01/01/38	51,069
45,583	2.588	11/01/40	47,398

			2,708,653

Adjustable Rate GNMA(a) – 0.7%
51,928	2.375	06/20/23	53,311
25,319	2.625	07/20/23	25,887
26,308	2.625	08/20/23	26,902
67,857	2.625	09/20/23	69,395
19,604	2.375	03/20/24	20,112
169,624	2.375	04/20/24	174,385
20,557	2.375	05/20/24	21,128
177,951	2.375	06/20/24	183,462
99,195	2.625	07/20/24	102,309
135,507	2.625	08/20/24	139,408
42,997	2.625	09/20/24	44,024
50,443	2.125	11/20/24	52,433
19,158	2.125	12/20/24	19,916
26,718	2.500	12/20/24	28,262
33,890	2.375	01/20/25	35,225
17,153	2.375	02/20/25	17,859
60,184	2.375	05/20/25	62,739
47,571	2.625	07/20/25	49,504
23,041	2.375	02/20/26	23,691
1,273	2.625	07/20/26	1,306
63,229	2.375	01/20/27	65,587
22,907	2.375	02/20/27	23,575
176,017	2.375	04/20/27	181,483
20,120	2.375	05/20/27	20,747
18,728	2.375	06/20/27	19,335
6,979	2.125	11/20/27	7,176
28,726	2.125	12/20/27	29,540
56,129	2.375	01/20/28	57,815

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)

$19,649	2.250%	02/20/28	$20,242
20,418	2.375	03/20/28	21,034
108,309	2.625	07/20/29	111,423
46,044	2.625	08/20/29	47,371
13,365	2.625	09/20/29	13,770
55,016	2.125	10/20/29	56,661
64,774	2.125	11/20/29	66,687
15,867	2.125	12/20/29	16,331
20,308	2.250	01/20/30	20,944
11,742	2.250	02/20/30	12,112
50,225	2.250	03/20/30	51,875
62,435	2.375	04/20/30	64,537
164,375	2.375	05/20/30	171,011
13,968	2.375	06/20/30	14,440
135,632	2.625	07/20/30	142,164
25,491	2.625	09/20/30	26,786
48,933	1.875	10/20/30	50,475
210,851	1.750	12/20/34	217,195

			2,681,574

FHLMC – 18.5%
12,440	6.000	12/01/14	12,811
15,709	6.000	03/01/16	17,075
1,371	5.000	09/01/16	1,469
14,901	5.000	11/01/16	15,992
1,009	5.000	12/01/16	1,085
44,442	5.000	01/01/17	47,724
81,330	5.000	02/01/17	87,286
67,552	5.000	03/01/17	72,501
127,956	5.000	04/01/17	137,331
2,988	5.000	05/01/17	3,207
3,296	5.000	08/01/17	3,537
338,372	5.000	09/01/17	363,161
385,138	5.000	10/01/17	413,355
216,241	5.000	11/01/17	232,082
222,185	5.000	12/01/17	238,461
271,145	5.000	01/01/18	291,371
648,511	5.000	02/01/18	696,825
627,605	5.000	03/01/18	674,666
533,718	5.000	04/01/18	573,919
60,051	4.500	05/01/18	64,174
377,573	5.000	05/01/18	406,041
96,198	5.000	06/01/18	103,361
91,875	5.000	07/01/18	98,678
51,902	5.000	08/01/18	55,751
33,593	5.000	09/01/18	36,144
117,022	5.000	10/01/18	125,913
134,618	5.000	11/01/18	144,849
64,259	5.000	12/01/18	69,140
12,690	5.000	01/01/19	13,654
4,103	5.000	02/01/19	4,425
373,440	5.500	04/01/20	405,356
1,430,775	4.500	08/01/23	1,544,401
120,624	7.000	04/01/31	135,829
1,622,620	7.000	09/01/31	1,827,110
545,804	7.000	04/01/32	612,804
1,532,292	7.000	05/01/32	1,720,387
687,928	6.000	05/01/33	761,827
38,281	5.500	12/01/33	41,639
592,740	5.000	12/01/35	637,265
529,222	5.500	01/01/36	574,969
1,246	5.500	02/01/36	1,354
24,027	5.000	02/01/37	26,012
12,842	6.000	04/01/37	14,238
3,531	6.000	07/01/37	3,915
156,088	6.000	09/01/37	173,099
250,659	5.500	02/01/38	271,582
59,370	6.000	07/01/38	65,970
1,461,348	5.500	10/01/38	1,582,254
774,272	5.500	12/01/38	838,332
161,088	6.000	12/01/38	178,996
83,337	6.000	01/01/39	92,707
173,069	5.500	02/01/39	187,388
3,230,028	4.500	05/01/39	3,468,243
7,000,706	4.500	09/01/39	7,516,029
1,943,181	4.500	10/01/39	2,086,981
2,954,578	5.500	01/01/40	3,199,028
32,039	4.000	08/01/40	33,553
87,852	4.000	09/01/40	92,004
31,587	3.500	10/01/40	32,465
349,253	3.500	11/01/40	358,967
127,211	4.000	11/01/40	133,222
133,262	3.500	12/01/40	136,967
1,897,102	4.000	12/01/40	1,986,750
1,190,880	4.500	12/01/40	1,260,474
201,753	4.500	01/01/41	213,695
70,572	3.500	02/01/41	72,534
961,622	4.000	02/01/41	1,014,999
678,561	4.000	03/01/41	716,227
1,106,282	4.500	03/01/41	1,171,636
1,776,491	4.500	04/01/41	1,885,494
271,633	4.500	05/01/41	288,390
831,239	4.500	07/01/41	885,791
12,982,268	4.500	08/01/41	13,740,919
264,321	4.500	08/01/41	281,274
11,000,000	4.000	TBA-30yr (d)	11,477,813

			68,756,877

FNMA – 57.2%
2,049	5.500	04/01/16	2,222
2,540	5.500	08/01/16	2,754
30,802	5.500	11/01/16	33,399
24,448	5.500	12/01/16	26,509
34,761	5.500	01/01/17	37,692
2,677	5.500	05/01/17	2,907
12,445	5.500	07/01/17	13,512
1,937	5.500	09/01/17	2,103
25,285	5.500	01/01/18	27,453
20,491	5.500	02/01/18	22,249
2,629	6.000	02/01/18	2,885
891,528	2.800	03/01/18	926,233
580,841	5.000	03/01/18	624,018

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$37,214	5.500%	04/01/18	$40,351
2,530,000	3.840	05/01/18	2,719,062
8,899	5.500	05/01/18	9,649
28,578	6.000	05/01/18	31,366
773,262	5.000	06/01/18	830,743
1,608,349	4.000	08/01/18	1,711,861
38,407	5.000	09/01/18	41,262
156,026	6.000	11/01/18	171,250
162,260	7.000	11/01/18	177,148
1,473,602	4.500	12/01/18	1,576,093
287,152	6.000	12/01/18	315,167
241,108	6.000	01/01/19	264,631
6,051	5.500	02/01/19	6,589
27,649	5.500	04/01/19	30,106
77,578	6.000	04/01/19	85,147
6,272	5.500	05/01/19	6,823
17,143	6.000	05/01/19	18,815
38,024	5.500	07/01/19	41,402
95,633	5.500	08/01/19	104,131
42,715	5.500	09/01/19	46,509
98,767	5.500	10/01/19	107,543
37,156	5.500	11/01/19	40,457
26,586	5.500	12/01/19	28,949
163,124	5.500	02/01/20	177,617
763,922	4.500	03/01/20	817,054
893,362	3.416	10/01/20	931,530
1,290,142	3.375	11/01/20	1,341,712
44,284	5.500	01/01/21	48,218
3,681,085	4.377	04/01/21	4,108,677
65,501	7.000	09/01/21	75,348
195,572	7.000	06/01/22	225,171
84,541	7.000	07/01/22	97,293
25,155	4.500	04/01/23	26,795
1,991	7.000	01/01/29	2,282
3,682	7.000	09/01/29	4,198
1,866	7.000	02/01/30	2,139
35,926	7.000	08/01/31	40,829
2,252	7.000	03/01/32	2,572
2,519	7.000	04/01/32	2,876
3,113	7.000	05/01/32	3,555
7,974	7.000	06/01/32	9,106
6,716	4.000	07/01/32	7,042
2,822	7.000	07/01/32	3,223
112,514	6.000	01/01/33	124,487
4,926	6.000	02/01/33	5,450
595,456	5.500	04/01/33	649,396
93,642	6.000	06/01/33	103,935
30,192	6.000	07/01/33	33,511
128,455	5.000	08/01/33	138,555
6,888	5.000	09/01/33	7,418
14,883	5.500	09/01/33	16,232
70,621	6.000	09/01/33	78,384
15,286	6.000	10/01/33	16,951
7,578	5.000	11/01/33	8,161
7,784	5.000	01/01/34	8,383
109,550	5.500	02/01/34	119,456
22,386	5.500	03/01/34	24,410
30,493	5.500	04/01/34	33,246
121,423	5.500	07/01/34	132,384
23,033	5.500	08/01/34	25,116
58,918	5.500	10/01/34	64,228
56,361	6.000	11/01/34	62,310
684,861	5.500	12/01/34	746,580
1,177,884	6.000	12/01/34	1,302,206
7,994	5.000	03/01/35	8,609
16,646	5.000	04/01/35	17,927
700,473	6.000	04/01/35	775,256
19,274	5.500	06/01/35	21,002
130,137	5.000	07/01/35	140,218
44,682	5.500	07/01/35	48,687
57,161	5.000	08/01/35	61,564
31,597	5.500	08/01/35	34,431
98,500	5.000	09/01/35	106,086
26,180	5.500	09/01/35	28,527
34,736	5.000	10/01/35	37,411
395,408	6.000	10/01/35	436,030
31,054	5.000	11/01/35	33,446
11,508	5.500	12/01/35	12,543
10,154	6.000	12/01/35	11,188
26,236	5.500	04/01/36	28,579
14,125	6.000	04/01/36	15,563
77,441	6.000	05/01/36	85,109
19,636	5.000	07/01/36	21,149
289,744	6.000	11/01/36	318,432
238,741	6.000	01/01/37	262,380
20,856	5.500	02/01/37	22,771
1,681,231	6.000	03/01/37	1,847,697
70,007	5.500	04/01/37	76,516
4,615	5.500	05/01/37	5,039
177,377	5.000	06/01/37	192,176
1,957	5.500	06/01/37	2,137
32,799	5.500	07/01/37	35,822
6,973	5.500	08/01/37	7,616
351,784	6.500	10/01/37	389,051
2,993	5.500	02/01/38	3,272
28,308	5.500	03/01/38	30,938
113,804	5.500	04/01/38	124,366
27,471	5.500	05/01/38	30,034
97,138	6.000	05/01/38	106,640
4,123,591	5.500	06/01/38	4,478,268
8,041	5.500	07/01/38	8,795
7,596	5.500	08/01/38	8,309
5,250	5.500	09/01/38	5,742
1,706,015	6.000	11/01/38	1,872,890
2,716	5.500	12/01/38	2,971
12,068	4.000	01/01/39	12,653
1,715,422	5.000	01/01/39	1,849,975
1,196,448	6.500	01/01/39	1,326,645
188,777	4.000	02/01/39	197,941
33,411	5.500	02/01/39	36,573
64,485	4.000	03/01/39	67,615
35,924	4.000	04/01/39	37,667

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$28,489	4.000%	05/01/39		$29,872
1,949	4.000	06/01/39		2,045
71,928	4.000	07/01/39		75,419
65,258	4.500	07/01/39		70,247
388,365	4.000	08/01/39		407,217
27,068	4.500	08/01/39		29,138
270,232	5.500	08/01/39		294,404
27,333	4.000	09/01/39		28,660
89,322	4.500	09/01/39		96,206
693,324	4.500	10/01/39		746,758
446,513	4.500	11/01/39		480,925
26,233	4.000	12/01/39		27,506
27,266	4.500	12/01/39		29,367
57,833	4.500	01/01/40		62,290
37,754	4.000	02/01/40		39,594
57,931	4.000	07/01/40		60,743
94,441	4.500	09/01/40		100,244
574,024	4.500	10/01/40		609,295
6,915,904	3.500	01/01/41		7,109,355
680,964	4.500	01/01/41		722,806
7,009,076	3.500	02/01/41		7,205,133
482,010	4.500	02/01/41		511,627
3,927,709	4.000	04/01/41		4,119,100
967,873	5.000	04/01/41		1,047,180
14,969,215	4.500	08/01/41		15,893,681
78,000,000	3.000	TBA-15yr	(d)	80,048,908
6,000,000	3.500	TBA-30yr	(d)	6,162,187
27,000,000	4.000	TBA-30yr	(d)	28,251,250
13,000,000	5.000	TBA-30yr	(d)	13,983,125
7,000,000	5.500	TBA-30yr	(d)	7,597,734

				212,883,298

GNMA – 5.0%
267,273	5.500	07/15/20		288,980
380,508	3.950	07/15/25		415,274
3,313	6.000	03/15/26		3,716
21,207	6.000	04/15/26		23,789
845,448	5.500	01/15/39		935,608
857,329	4.500	05/15/39		937,502
1,858,006	4.500	06/15/39		2,031,758
876,741	4.500	07/15/39		958,730
89,367	4.500	10/15/39		97,780
2,019,558	3.500	11/15/40		2,111,967
10,000,000	4.000	TBA-30yr	(d)	10,693,750

				18,498,854

TOTAL FEDERAL AGENCIES				$306,705,007

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $367,814,833)				$373,138,648

Asset-Backed Securities – 6.7%
Home Equity – 0.7%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(e)
$570,000	1.485%	10/25/37		$424,797
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(e)
1,100,000	1.685	10/25/37		454,494
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
15,823	0.489	10/15/28		15,142
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
82,709	0.489	06/15/29		74,395
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
51,173	0.449	12/15/29		39,072
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
494,166	0.519	02/15/34		323,842
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
51,511	0.519	12/15/33		37,001
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
196,574	0.509	02/15/34		120,229
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
313,279	0.469	04/15/35		194,897
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
357,120	7.000	09/25/37		270,128
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
461,773	7.000	09/25/37		334,415
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
201,860	0.715	03/25/34		123,779

				2,412,191

Student Loan(a) – 6.0%
Access Group, Inc. Series 2005-2, Class A1
31,074	0.398	08/22/17		31,041
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
1,428,578	0.468	09/25/23		1,409,266
Brazos Higher Education Authority, Inc. Series 2010-1, Class A1
1,995,646	1.212	05/25/29		1,974,098
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
2,000,000	1.112	02/25/30		1,953,106
Brazos Higher Education Authority, Inc. Series 2011-2, Class A3
1,800,000	1.247	10/27/36		1,638,523
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
2,936,904	0.518	06/27/22		2,905,573
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
1,451,250	0.438	12/26/18		1,440,206
College Loan Corp. Trust Series 2004-1, Class A3
1,430,186	0.413	04/25/21		1,422,625
Education Funding Capital Trust I Series 2004-1, Class A2
606,534	0.507	12/15/22		598,767
Educational Services of America, Inc. Series 2010-1, Class A1(e)
180,439	1.103	07/25/23		180,328
GCO Education Loan Funding Trust Series 2006-1, Class A10L
100,000	0.502	02/27/28		84,979
GCO Education Loan Funding Trust Series 2006-1, Class A11L
300,000	0.542	05/25/36		245,227
Goal Capital Funding Trust Series 2010-1, Class A(e)
709,997	1.012	08/25/48		685,027

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)

Knowledgeworks Foundation Student Loan Series 2010-1, Class A
$555,961	1.262%	02/25/42	$548,323
Louisiana Public Facilities Authority Series 2011-A, Class A3(f)
1,200,000	1.203	04/25/35	1,146,648
Nelnet Student Loan Trust Series 2010-3A, Class A(e)
703,031	1.033	07/27/48	698,816
Northstar Education Finance, Inc. Series 2004-1, Class A4
2,000,000	0.443	04/29/19	1,981,776
Northstar Education Finance, Inc. Series 2005-1, Class A1
229,622	0.353	10/28/26	227,173
SLC Student Loan Center Series 2011-1, Class A(e)
951,293	1.455	10/25/27	947,716
SLM Student Loan Trust Series 2003-10A, Class A1D(c)(e)
300,000	0.000	12/15/16	299,906
SLM Student Loan Trust Series 2003-10A, Class A1E(c)(e)
318,600	0.000	12/15/16	318,500
South Carolina Student Loan Corp. Series 2005, Class A2
1,500,000	0.446	12/01/20	1,415,074
US Education Loan Trust LLC Series 2006-1, Class A2(e)
263,310	0.456	03/01/25	258,867

			22,411,565

TOTAL ASSET-BACKED SECURITIES
(Cost $26,474,165)			$24,823,756

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $394,288,998)			$397,962,404

Short-term Investment(g) – 32.9%
Repurchase Agreement – 32.9%
Joint Repurchase Agreement Account II
$122,400,000	0.095%	10/03/11	$122,400,000
(Cost $122,400,000)

TOTAL INVESTMENTS – 139.9%
(Cost $516,688,998)			$520,362,404

LIABILITIES IN EXCESS OF OTHER ASSETS – (39.9)%			(148,278,176)

NET ASSETS – 100.0%			$372,084,228

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $158,214,767 which represents approximately 42.5% of net assets as of September 30, 2011.

(e)	Exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $4,268,451, which represents approximately 1.1% of net assets as of September 30, 2011.

(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on pages 88-89.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(d)	Date	Amount	Value

FHLMC	4.500%	TBA-30yr	10/13/2011	$(13,000,000)	$(13,753,086)
FHLMC	5.000	TBA-15yr	10/18/2011	(3,000,000)	(3,215,859)
FHLMC	5.500	TBA-30yr	10/13/2011	(6,000,000)	(6,489,844)
FNMA	4.500	TBA-30yr	10/13/2011	(2,000,000)	(2,121,562)

TOTAL (Proceeds Receivable: $25,645,625)					$(25,580,351)

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	8	December 2011	$1,989,400	$(618)
Eurodollars	8	March 2012	1,988,200	(1,316)
Eurodollars	8	June 2012	1,988,200	(882)
Eurodollars	8	September 2012	1,988,400	182
Eurodollars	8	December 2012	1,988,300	1,882
Eurodollars	8	March 2013	1,988,000	3,582
Eurodollars	(9)	June 2013	(2,234,925)	2,005
Ultra Long U.S. Treasury Bonds	(21)	December 2011	(3,331,125)	(326,035)
2 Year U.S. Treasury Notes	(8)	December 2011	(1,761,625)	2,112
5 Year U.S. Treasury Notes	15	December 2011	1,837,266	2,619
10 Year U.S. Treasury Notes	19	December 2011	2,471,781	(13,688)
30 Year U.S. Treasury Bonds	19	December 2011	2,709,875	21,466

TOTAL				$(308,691)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)(a)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	$2,700	12/21/16	3 month LIBOR	2.500%	$(149,706)	$(51,104)	$(98,602)
	1,600	12/21/21	3.500%	3 month LIBOR	194,224	190,000	4,224
	3,300	12/21/21	3 month LIBOR	3.500	(400,586)	(235,190)	(165,396)
	1,200	12/21/26	3 month LIBOR	4.000	(227,693)	(181,411)	(46,282)
	1,700	12/21/41	4.2500	3 month LIBOR	543,216	630,789	(87,573)
	1,700	12/21/41	3 month LIBOR	4.250	(543,216)	(554,689)	11,473
JPMorgan Securities, Inc.	5,000	12/21/21	3.500	3 month LIBOR	606,949	720,342	(113,393)
	2,100	12/21/31	3 month LIBOR	4.250	(538,361)	(574,149)	35,788
	3,200	05/15/37	3 month LIBOR	3.250	(330,985)	(129,838)	(201,147)
Morgan Stanley Capital Services, Inc.	18,000	12/21/18	3 month LIBOR	3.250	(1,754,918)	(1,660,483)	(94,435)

TOTAL					$(2,601,076)	$(1,845,733)	$(755,343)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	$8,300	11/17/11	2.440%	$(269,596)	$(157,700)	$(111,896)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	8,300	11/17/11	2.440	(49,319)	(157,700)	108,381
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	6,800	11/17/11	2.450	(225,697)	(128,520)	(97,177)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	6,800	11/17/11	2.450	(38,985)	(128,520)	89,535

TOTAL		$30,200			$(583,597)	$(572,440)	$(11,157)

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the six months ended September 30, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$10,000	$(108,875)

Contracts Written	257,800	(5,035,341)
Contracts Bought to Close	(213,600)	4,366,331
Contracts Expired	(24,000)	205,445

Contracts Outstanding September 30, 2011	$30,200	$(572,440)

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2011, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 3, 2011, as follows:

			Collateral
	Principal	Maturity	Value
Fund	Amount	Value	Allocation

Emerging Markets Debt	$46,100,000	$46,100,367	$47,198,251

High Yield	259,600,000	259,602,064	265,784,513

High Yield Floating Rate	86,000,000	86,000,684	88,048,799

Investment Grade Credit	1,100,000	1,100,009	1,126,206

Local Emerging Markets Debt	333,700,000	333,702,653	341,649,815

U.S. Mortgages	122,400,000	122,400,973	125,315,965

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

REPURCHASE AGREEMENTS — At September 30, 2011, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

				High		Local
		Emerging		Yield	Investment	Emerging
	Interest	Markets	High	Floating	Grade	Markets	U.S.
Counterparty	Rate	Debt	Yield	Rate	Credit	Debt	Mortgages

Barclays Capital, Inc.	0.050%	$4,662,443	$26,255,318	$8,697,833	$111,251	$33,749,614	$12,379,241

Barclays Capital, Inc.	0.100	1,531,180	8,622,436	2,856,431	36,536	11,083,617	4,065,432

BNP Paribas Securities Co.	0.120	9,282,778	52,273,520	17,317,114	221,498	67,194,428	24,646,683

Credit Suisse Securities LLC	0.040	1,722,577	9,700,241	3,213,485	41,103	12,469,069	4,573,611

JPMorgan Securities	0.090	17,608,570	99,158,018	32,848,957	420,161	127,461,596	46,752,471

Wells Fargo Securities LLC	0.110	11,292,452	63,590,467	21,066,180	269,451	81,741,676	29,982,562

TOTAL		$46,100,000	$259,600,000	$86,000,000	$1,100,000	$333,700,000	$122,400,000

At September 30, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	1.375 to 5.410%	04/12/12 to 04/17/36

Federal Home Loan Bank	0.150 to 0.250	05/25/12 to 08/17/12

Federal Home Loan Mortgage Corp.	0.000 to 6.250	04/25/12 to 09/01/41

Federal National Mortgage Association	1.250 to 8.500	05/01/12 to 10/01/41

U.S. Treasury Notes	1.375 to 4.000	01/31/14 to 08/15/21

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2011 (Unaudited)

Emerging Markets
Debt Fund
Assets:

Investments in securities, at value (identified cost $572,799,722, $4,366,560,157, $554,032,976, $481,896,080, $1,377,680,933 and $394,288,998, respectively)	$556,875,795
Repurchase agreement, at value which equals cost	46,100,000
Cash	2,269,050
Foreign currencies, at value (identified cost $128,607 and $2,759,162 for Emerging Markets Debt and Local Emerging Markets Debt, respectively)	126,651
Receivables:
Investment securities sold on an extended-delivery basis	—
Investment securities sold, at value	3,633,092
Forward foreign currency exchange contracts, at value	14,397,578
Interest, at value	8,408,245
Fund shares sold	5,618,479
Collateral on certain derivative contracts	680,000
Non-deliverable bond forward contracts, at value	38,258
Reimbursement from investment adviser	32,251
Swap contracts, at value (includes upfront payments made of $68,550 and $1,541,131 for Investment Grade Credit and U.S. Mortgages, respectively)	—
Due from broker — variation margin, at value	—
Deferred offering costs	—
Foreign tax reclaims, at value	—
Other assets, at value	1,819

Total assets	638,181,218

Liabilities:

Payables:
Investment securities purchased on an extended-delivery basis	—
Investment securities purchased, at value	2,090,160
Forward foreign currency exchange contracts, at value	11,079,297
Fund shares redeemed	4,104,458
Swap contracts, at value (includes upfront payments received of $45,309, $0, $0, $3,424,171, $3,290 and $3,386,864, respectively)	877,399
Amounts owed to affiliates	507,028
Income distributions	342,374
Due to broker — variation margin, at value	224,259
Collateral on certain derivative contracts	—
Forward sale contracts, at value (proceeds received $25,645,625 for U.S. Mortgages Fund)	—
Written Options Contracts, at value (premium received of $1,008,400 and $572,440 for Investment Grade Credit and U.S. Mortgages, respectively)	—
Deferred foreign capital gains tax	—
Accrued expenses and other liabilities	169,665

Total liabilities	19,394,640

Net Assets:

Paid-in capital	628,205,615
Accumulated undistributed (distributions in excess of) net investment income	(6,483,654)
Accumulated net realized gain (loss) from investment, futures, options, swap and foreign currency related transactions	11,772,159
Net unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	(14,707,542)

NET ASSETS	$618,786,578

Net Assets:
Class A	$144,772,437
Class B	—
Class C	29,255,959
Institutional	441,958,934
Service	—
Separate Account Institutional Shares	—
Class IR	2,799,248
Class R	—

Total Net Assets	$618,786,578

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	12,016,141
Class B	—
Class C	2,430,121
Institutional	36,647,923
Service	—
Separate Account Institutional Shares	—
Class IR	232,213
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$12.05
Class B	—
Class C	12.04
Institutional	12.06
Service	—
Separate Account Institutional Shares	—
Class IR	12.05
Class R	—

(a)	Maximum public offering price per share for Class A shares of Emerging Markets Debt, High Yield, and Local Emerging Markets Debt Funds (NAV per share multiplied by 1.0471), High Yield Floating Rate Fund (NAV per share multiplied by 1.0230), Investment Grade Credit and U.S. Mortgages Funds (NAV per share multiplied by 1.0390) is $12.62, $6.92, $9.09, $9.74, $10.14 and $10.90, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	High Yield Floating	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Rate Fund	Credit Fund	Markets Debt Fund	Fund

$4,080,132,831	$533,196,975	$491,657,481	$1,285,189,398	$397,962,404
259,600,000	86,000,000	1,100,000	333,700,000	122,400,000
2,585,925	742,652	902,278	307,661	8,500
—	—	—	2,495,018	—

2,894	5,236,315	—	—	180,050,840
4,526,979	—	28,244,351	83,854,127	9,876,633
20,697,567	—	298,302	89,878,797	—
101,883,376	2,983,608	6,564,714	25,774,959	853,761
100,585,266	5,574,640	1,344,810	17,498,352	17,649
—	—	5,620,325	11,682,662	2,570,128
—	—	—	221,413	—
—	48,032	40,813	138,537	49,597
—	—	629,491	1,444,644	1,344,389
—	—	322,318	—	—
—	188,931	—	—	—
23,278	—	—	74,723	—
21,601	—	1,647	5,405	1,183

4,570,059,717	633,971,153	536,726,530	1,852,265,696	715,135,084

4,214,000	34,824,307	—	—	301,383,594
66,061,956	—	2,993,083	50,750	10,631,250
605,650	—	—	136,648,921	—
13,211,638	5,610,561	1,015,084	7,049,760	513,097
—	—	6,174,359	3,370,835	3,945,465
2,912,533	316,216	199,905	1,496,988	115,098
2,467,468	12,570	141,148	349,429	127,927
—	—	—	—	31,297
740,000	—	100,000	2,490,000	—
—	—	—	—	25,580,351
—	—	1,028,069	—	583,597
—	—	—	2,006,572	—
1,290,138	156,036	123,694	450,953	139,180

91,503,383	40,919,690	11,775,342	153,914,208	343,050,856

4,688,499,050	621,155,586	486,127,156	1,834,844,536	376,387,409
7,276,723	(148,219)	(156,319)	(25,140,495)	(457,313)
49,617,443	(7,119,903)	29,399,219	34,413,895	(6,509,357)
(266,836,882)	(20,836,001)	9,581,132	(145,766,448)	2,663,489

$4,478,556,334	$593,051,463	$524,951,188	$1,698,351,488	$372,084,228

$661,733,297	$928,998	$140,389,884	$751,883,103	$5,100,664
33,596,865	—	—	—	—
99,580,215	194,530	—	19,196,252	—
3,619,317,786	591,716,654	149,847,282	913,040,135	12,121,215
19,087,848	—	—	—	—
—	—	234,713,026	—	354,861,339
31,072,908	201,638	996	14,231,998	1,010
14,167,415	9,643	—	—	—

$4,478,556,334	$593,051,463	$524,951,188	$1,698,351,488	$372,084,228

100,043,471	97,543	14,391,134	86,577,332	486,271
5,068,246	—	—	—	—
15,035,268	20,431	—	2,206,847	—
545,590,001	62,098,982	15,357,522	105,122,968	1,153,225
2,887,332	—	—	—	—
—	—	24,049,700	—	33,824,390
4,687,411	21,167	102	1,639,568	96
2,141,886	1,012	—	—	—

$6.61	$9.52	$9.76	$8.68	$10.49
6.63	—	—	—	—
6.62	9.52	—	8.70	—
6.63	9.53	9.76	8.69	10.51
6.61	—	—	—	—
—	—	9.76	—	10.49
6.63	9.53	9.76	8.68	10.51
6.61	9.53	—	—	—

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2011 (Unaudited)

Emerging Markets
Debt Fund

Investment income:

Interest (net of foreign withholding taxes of $996,745 for Local Emerging Markets Debt)	$18,827,929
Dividends (net of foreign withholding taxes of $2,724 for High Yield)	—

Total investment income	18,827,929

Expenses:

Management fees	2,550,240
Distribution and Service fees(a)	347,831
Transfer Agent fees(a)	211,069
Custody and accounting fees	126,417
Printing and mailing costs	59,321
Professional fees	54,836
Registration fees	46,198
Trustee fees	8,861
Amortization of offering costs	—
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	11,826

Total expenses	3,416,599

Less — expense reductions	(168,044)

Net expenses	3,248,555

NET INVESTMENT INCOME	15,579,374

Realized and unrealized gain (loss) from investment, futures, options, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions (net of foreign tax of $1,126,293 for Local Emerging Markets Debt)	9,527,047
Futures transactions	4,724,793
Written options	—
Swap contracts	1,130,264
Foreign currency related transactions (includes $(2,067,038), $(6,206,897), $22,852 and $32,503,033 of realized gains (losses) on forward foreign currency exchange contracts for Emerging Markets Debt, High Yield, Investment Grade Credit and Local Emerging Markets Debt)	(3,484,349)
Net change in unrealized gain (loss) on:
Investments (net of deferred foreign taxes of $2,006,572 for Local Emerging Markets Debt)	(25,612,531)
Futures	(845,459)
Written options	—
Swap contracts	(687,772)
Non-deliverable bond forward contracts	38,258
Translation of assets and liabilities denominated in foreign currencies (includes $3,423,543, $35,968,109, $298,302 and $(75,392,375) of net unrealized gains (losses) on forward foreign currency exchange contracts for Emerging Markets Debt, High Yield, Investment Grade Credit and Local Emerging Markets Debt)	3,213,634

Net realized and unrealized gain (loss) from investment, futures, options, swap, non-deliverable bond forward and foreign currency related transactions	(11,996,115)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,583,259

(a)	Class specific Distribution and Service, Transfer Agent and Account Service fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
										Separate
										Account
										Institutional
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Shares	Class IR(b)	Class R
Emerging Markets Debt	$189,854	$—	$157,977	$—	$98,724	$—	$20,537	$90,376	$—	$—	$1,432	$—
High Yield	987,236	206,028	553,471	34,980	513,363	26,784	71,951	780,782	4,469	—	10,372	9,095
High Yield Floating Rate	1,197	—	594	25	622	—	78	100,974	—	—	222	7
Investment Grade Credit	181,592	—	—	—	94,428	—	—	28,804	—	49,537	—	—
Local Emerging Markets Debt	1,292,619	—	97,988	—	672,162	—	12,738	226,742	—	—	8,243	—
U.S. Mortgages	6,477	—	—	—	3,368	—	—	7,146	—	69,105	—	—

(b)	Commenced operations on July 29, 2011 for Investment Grade Credit and U.S. Mortgages Funds.

92          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	High Yield Floating	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Rate Fund	Credit Fund	Markets Debt Fund	Fund

$202,450,274	$9,980,558	$12,446,153	$59,644,449	$4,247,614
793,900	—	—	—	—

203,244,174	9,980,558	12,446,153	59,644,449	4,247,614

16,116,449	1,518,897	1,073,966	9,810,347	772,877
1,781,715	1,816	181,592	1,390,607	6,477
1,416,816	101,903	172,769	919,885	79,619
167,280	101,838	73,454	1,034,616	132,556
72,481	41,743	26,209	64,602	21,167
80,602	101,002	59,966	57,272	64,161
79,387	5,862	28,546	47,091	29,885
16,609	8,539	8,441	11,700	8,359
—	152,452	—	—	—
27,930	—	—	—	—
27,930	—	—	—	—
45,947	4,522	10,137	33,340	9,444

19,833,146	2,038,574	1,635,080	13,369,460	1,124,545

—	(159,563)	(384,312)	(947,389)	(393,346)

19,833,146	1,879,011	1,250,768	12,422,071	731,199

183,411,028	8,101,547	11,195,385	47,222,378	3,516,415

108,120,916	(6,317,263)	13,302,102	29,851,316	12,518,205
—	—	7,286,162	—	(1,820,425)
—	—	(1,249,161)	—	(778,915)
144,097	(797,431)	144,402	9,442,553	(1,128,678)

(14,169,156)	—	11,368	1,351,377	—

(634,454,629)	(20,780,661)	(4,853,454)	(145,760,448)	2,793,207
—	—	1,929,289	—	(75,138)
—	—	(31,631)	—	(20,234)
—	(850)	(2,493,312)	1,593,729	(550,955)
—	—	—	221,413	—

34,916,127	—	296,936	(78,859,685)	—

(505,442,645)	(27,896,205)	14,342,701	(182,159,745)	10,937,067

$(322,031,617)	$(19,794,658)	$25,538,086	$(134,937,367)	$14,453,482

The accompanying notes are an integral part of these financial statements.          93

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the
	Six Months Ended		For the Fiscal
	September 30, 2011		Year Ended
	(Unaudited)		March 31, 2011

From operations:

Net investment income (loss)	$15,579,374		$27,307,148
Net realized gain (loss) from investment, futures, options, swap and foreign currency related transactions	11,897,755		18,223,597
Net change in unrealized gain (loss) on investments, futures, options, swaps, non-deliverable bond forwards and translation of assets and liabilities denominated in foreign currencies	(23,893,870)		(9,560,087)

Net increase (decrease) in net assets resulting from operations	3,583,259		35,970,658

Distributions to shareholders:

From net investment income
Class A Shares	(3,595,623)		(9,205,130)
Class B Shares	—		—
Class C Shares	(629,439)		(1,144,433)
Institutional Shares	(11,447,535)		(22,394,332)
Service Shares	—		—
Class IR Shares(b)	(54,208)		(44,727)
Class R Shares	—		—
From net realized gains
Class A Shares	—		(193,475)
Class C Shares	—		(30,420)
Institutional Shares	—		(434,675)
Class IR Shares(b)	—		(1,313)
Class R Shares	—		—

Total distributions to shareholders	(15,726,805)		(33,448,505)

From share transactions:

Proceeds from sales of shares	143,778,781		491,014,666
Proceeds received in connection with in-kind subscriptions	—		12,379,470
Reinvestment of distributions	13,739,443		29,056,269
Cost of shares redeemed	(152,154,787	)(c)	(303,416,681	)(c)

Net increase (decrease) in net assets resulting from share transactions	5,363,437		229,033,724

TOTAL INCREASE (DECREASE)	(6,780,109)		231,555,877

Net assets:

Beginning of period	625,566,687		394,010,810

End of period	$618,786,578		$625,566,687

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(6,483,654)		$(6,336,223)

(a)	Commenced operations on March 31, 2011.
(b)	Commenced operations on July 30, 2010 for Emerging Markets Debt Fund.
(c)	Net of $29,949 and $91,546, and $243,136 and $335,607 of redemption fees for Emerging Markets Debt Fund and High Yield Fund, respectively, for the six months ended September 30, 2011 and the fiscal year ended March 31, 2011, respectively.

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				High Yield Floating Rate Fund
For the				For the
Six Months Ended		For the Fiscal		Six Months Ended	For the
September 30, 2011		Year Ended		September 30, 2011	Period Ended
(Unaudited)		March 31, 2011		(Unaudited)	March 31, 2011(a)

$183,411,028		$461,312,350		$8,101,547	$(2,280)
94,095,857		183,936,907		(7,114,694)	(5,209)

(599,538,502)		59,723,657		(20,781,511)	(54,490)

(322,031,617)		704,972,914		(19,794,658)	(61,979)

(28,711,531)		(80,169,957)		(14,450)	—
(1,343,754)		(3,635,779)		—	—
(3,613,306)		(7,548,453)		(1,351)	—
(148,421,977)		(365,686,554)		(8,225,727)	—
(794,994)		(1,596,021)		—	—
(610,122)		(124,551)		(5,900)	—
(492,605)		(704,866)		(120)	—

—		—		—	—
—		—		—	—
—		—		—	—
—		—		—	—
—		—		—	—
—		—		—	—

(183,988,289)		(459,466,181)		(8,247,548)	—

752,001,610		1,990,564,571		616,103,973	118,918,916
—		—		—	—
164,609,284		310,058,551		8,200,654	—
(1,487,165,745	)(c)	(3,188,107,981	)(c)	(122,067,895)	—

(570,554,851)		(887,484,859)		502,236,732	118,918,916

(1,076,574,757)		(641,978,126)		474,194,526	118,856,937

5,555,131,091		6,197,109,217		118,856,937	—

$4,478,556,334		$5,555,131,091		$593,051,463	$118,856,937

$7,276,723		$7,853,984		$(148,219)	$(2,218)

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Investment Grade Credit Fund
	For the
	Six Months Ended	For the Fiscal
	September 30, 2011	Year Ended
	(Unaudited)	March 31, 2011

From operations:

Net investment income	$11,195,385	$27,840,577
Net realized gain from investment, futures, options, swap and foreign currency related transactions	19,494,873	35,685,331
Net change in unrealized gain (loss) on investments, futures, options, swaps, non-deliverable bond forwards and translation of assets and liabilities denominated in foreign currencies	(5,152,172)	(9,659,236)

Net increase (decrease) in net assets resulting from operations	25,538,086	53,866,672

Distributions to shareholders:

From net investment income
Class A Shares	(2,894,741)	(7,319,482)
Class C Shares	—	—
Institutional Shares(a)	(3,114,765)	(8,457,290)
Class IR Shares	(7)	—
Separate Account Institutional Shares	(5,351,142)	(12,260,657)
From net realized gains
Class A Shares	—	(114,182)
Class C Shares	—	—
Institutional Shares	—	(133,535)
Class IR Shares(a)(b)	—	—
Separate Account Institutional Shares	—	(167,990)

Total distributions to shareholders	(11,360,655)	(28,453,136)

From share transactions:

Proceeds from sales of shares	51,856,734	170,905,568
Proceeds received in connection with in-kind subscriptions	—	18,159,598
Reinvestment of distributions	10,408,259	21,548,532
Cost of shares redeemed	(105,274,608)	(313,307,611)

Net increase (decrease) in net assets resulting from share transactions	(43,009,615)	(102,693,913)

TOTAL INCREASE (DECREASE)	(28,832,184)	(77,280,377)

Net assets:

Beginning of period	553,783,372	631,063,749

End of period	$524,951,188	$553,783,372

Accumulated undistributed (distribution in excess of) net investment income	$(156,319)	$8,951

(a)	Commenced operations on July 30, 2010 for Local Emerging Markets Debt Fund.
(b)	Commenced operations on July 29, 2011 for Investment Grade Credit and U.S. Mortgages Funds.
(c)	Net of $14,299 and $65,153 of redemption fees for Local Emerging Markets Debt Fund for the six months ended September 30, 2011 and the fiscal year ended March 31, 2011, respectively.

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the				For the
Six Months Ended		For the Fiscal		Six Months Ended	For the Fiscal
September 30, 2011		Year Ended		September 30, 2011	Year Ended
(Unaudited)		March 31, 2011		(Unaudited)	March 31, 2011

$47,222,378		$71,074,504		$3,516,415	$10,822,593
40,645,246		39,778,871		8,790,187	10,889,341
(222,804,991)		54,827,604		2,146,880	(848,096)

(134,937,367)		165,680,979		14,453,482	20,863,838

(21,388,552)		(58,138,747)		(45,759)	(199,066)
(329,399)		(473,184)		—	—
(25,380,345)		(55,623,403)		(364,416)	(1,511,392)
(275,044)		(233,499)		(4)	—
—		—		(3,645,278)	(10,155,559)

—		(8,809,208)		—	—
—		(102,339)		—	—
—		(8,487,066)		—	—
—		(50,009)		—	—
—		—		—	—

(47,373,340)		(131,917,455)		(4,055,457)	(11,866,017)

605,217,305		1,680,267,280		64,032,802	242,039,882
—		—		—	5,870,871
45,211,841		108,927,820		3,238,377	9,620,680
(898,564,780	)(c)	(492,243,393	)(c)	(113,638,771)	(303,467,890)

(248,135,634)		1,296,951,707		(46,367,592)	(45,936,457)

(430,446,341)		1,330,715,231		(35,969,567)	(36,938,636)

2,128,797,829		798,082,598		408,053,795	444,992,431

$1,698,351,488		$2,128,797,829		$372,084,228	$408,053,795

$(25,140,495)		$(24,989,533)		$(457,313)	$81,729

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$12.28	$0.29	$(0.22)	$0.07	$(0.30)	$—	$(0.30)
2011 - C	12.27	0.25	(0.23)	0.02	(0.25)	—	(0.25)
2011 - Institutional	12.29	0.32	(0.23)	0.09	(0.32)	—	(0.32)
2011 - IR	12.29	0.31	(0.24)	0.07	(0.31)	—	(0.31)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	11.99	0.59	0.42	1.01	(0.71)	(0.01)	(0.72)
2011 - C	11.98	0.49	0.43	0.92	(0.62)	(0.01)	(0.63)
2011 - Institutional	12.00	0.63	0.42	1.05	(0.75)	(0.01)	(0.76)
2011 - IR (Commenced July 30, 2010)	12.44	0.41	(0.04)	0.37	(0.51)	(0.01)	(0.52)

2010 - A	9.19	0.70	2.96	3.66	(0.86)	—	(0.86)
2010 - C	9.16	0.61	2.99	3.60	(0.78)	—	(0.78)
2010 - Institutional	9.20	0.74	2.96	3.70	(0.90)	—	(0.90)

2009 - A	11.63	0.68	(2.50)	(1.82)	(0.57)	(0.05)	(0.62)
2009 - C	11.60	0.60	(2.50)	(1.90)	(0.49)	(0.05)	(0.54)
2009 - Institutional	11.63	0.72	(2.50)	(1.78)	(0.60)	(0.05)	(0.65)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	12.16	0.30	(0.37)	(0.07)	(0.31)	(0.15)	(0.46)
2008 - C	12.14	0.25	(0.36)	(0.11)	(0.28)	(0.15)	(0.43)
2008 - Institutional	12.17	0.32	(0.38)	(0.06)	(0.33)	(0.15)	(0.48)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	11.98	0.63	0.38	1.01	(0.62)	(0.21)	(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

2006 - A	11.75	0.60	0.69	1.29	(0.65)	(0.41)	(1.06)
2006 - C (Commenced September 6, 2006)	11.78	0.01	0.22	0.23	(0.04)	—	(0.04)
2006 - Institutional	11.76	0.64	0.69	1.33	(0.69)	(0.41)	(1.10)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$12.05	0.48%	$144,772	1.22	%(c)	1.27	%(c)	4.69	%(c)	44%
12.04	0.10	29,256	1.97	(c)	2.02	(c)	3.94	(c)	44
12.06	0.65	441,959	0.88	(c)	0.93	(c)	5.00	(c)	44
12.05	0.52	2,799	0.97	(c)	1.02	(c)	4.93	(c)	44

12.28	8.46	156,901	1.22		1.29		4.75		116	(d)
12.27	7.65	31,205	1.97		2.04		4.00		116	(d)
12.29	8.82	436,068	0.88		0.95		5.12		116	(d)
12.29	2.96	1,392	0.97	(c)	1.05	(c)	4.96	(c)	116	(d)

11.99	40.98	105,352	1.22		1.31		6.27		121
11.98	40.28	10,629	1.97		2.06		5.41		121
12.00	41.42	278,030	0.88		0.97		6.63		121

9.19	(15.89)	40,814	1.22		1.44		6.58		132
9.16	(16.57)	1,661	1.97		2.19		5.97		132
9.20	(15.59)	109,375	0.88		1.10		7.03		132

11.63	(0.51)	87,818	1.21	(c)	1.36	(c)	6.03	(c)	41
11.60	(0.82)	1,890	1.96	(c)	2.11	(c)	5.20	(c)	41
11.63	(0.37)	145,067	0.87	(c)	1.02	(c)	6.51	(c)	41

12.16	8.86	84,661	1.23		1.38		5.23		81
12.14	7.80	995	1.98		2.13		4.64		81
12.17	9.25	188,311	0.87		1.02		5.68		81

11.98	11.63	69,302	1.23		1.53		5.17		167
11.97	1.98	1	1.71	(c)	1.75	(c)	1.36	(c)	167
11.99	11.93	85,073	0.86		1.16		5.51		167

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$7.38	$0.26	$(0.77)	$(0.51)	$(0.26)
2011 - B	7.40	0.24	(0.77)	(0.53)	(0.24)
2011 - C	7.39	0.24	(0.77)	(0.53)	(0.24)
2011 - Institutional	7.40	0.28	(0.77)	(0.49)	(0.28)
2011 - Service	7.38	0.26	(0.77)	(0.51)	(0.26)
2011 - IR	7.39	0.27	(0.76)	(0.49)	(0.27)
2011 - R	7.38	0.25	(0.77)	(0.52)	(0.25)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	7.07	0.55	0.30	0.85	(0.54)
2011 - B	7.08	0.49	0.32	0.81	(0.49)
2011 - C	7.08	0.49	0.31	0.80	(0.49)
2011 - Institutional	7.09	0.57	0.31	0.88	(0.57)
2011 - Service	7.06	0.53	0.32	0.85	(0.53)
2011 - IR	7.07	0.56	0.32	0.88	(0.56)
2011 - R	7.07	0.53	0.31	0.84	(0.53)

2010 - A	5.18	0.53	1.90	2.43	(0.54)
2010 - B	5.18	0.49	1.90	2.39	(0.49)
2010 - C	5.18	0.49	1.90	2.39	(0.49)
2010 - Institutional	5.19	0.56	1.91	2.47	(0.57)
2010 - Service	5.17	0.53	1.89	2.42	(0.53)
2010 - IR	5.18	0.55	1.90	2.45	(0.56)
2010 - R	5.17	0.52	1.91	2.43	(0.53)

2009 - A	7.12	0.55	(1.92)	(1.37)	(0.57)
2009 - B	7.13	0.51	(1.94)	(1.43)	(0.52)
2009 - C	7.12	0.51	(1.93)	(1.42)	(0.52)
2009 - Institutional	7.13	0.57	(1.92)	(1.35)	(0.59)
2009 - Service	7.12	0.54	(1.93)	(1.39)	(0.56)
2009 - IR	7.12	0.57	(1.93)	(1.36)	(0.58)
2009 - R	7.12	0.53	(1.93)	(1.40)	(0.55)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	7.93	0.24	(0.78)	(0.54)	(0.27)
2008 - B	7.94	0.22	(0.79)	(0.57)	(0.24)
2008 - C	7.93	0.22	(0.79)	(0.57)	(0.24)
2008 - Institutional	7.94	0.25	(0.78)	(0.53)	(0.28)
2008 - Service	7.92	0.24	(0.78)	(0.54)	(0.26)
2008 - IR (Commenced November 30, 2007)	7.68	0.20	(0.54)	(0.34)	(0.22)
2008 - R (Commenced November 30, 2007)	7.68	0.19	(0.54)	(0.35)	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	8.04	0.60	(0.10)	0.50	(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)

2006 - A	7.81	0.58	0.23	0.81	(0.58)
2006 - B	7.82	0.53	0.22	0.75	(0.52)
2006 - C	7.81	0.53	0.22	0.75	(0.52)
2006 - Institutional	7.82	0.61	0.23	0.84	(0.61)
2006 - Service	7.80	0.57	0.23	0.80	(0.57)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$6.61	(7.10)%	$661,733	1.06	%(c)	1.06	%(c)	7.25	%(c)	29%
6.63	(7.42)	33,597	1.81	(c)	1.81	(c)	6.50	(c)	29
6.62	(7.43)	99,580	1.81	(c)	1.81	(c)	6.51	(c)	29
6.63	(6.91)	3,619,318	0.72	(c)	0.72	(c)	7.58	(c)	29
6.61	(7.17)	19,088	1.22	(c)	1.22	(c)	7.09	(c)	29
6.63	(6.83)	31,073	0.81	(c)	0.81	(c)	7.63	(c)	29
6.61	(7.21)	14,167	1.31	(c)	1.31	(c)	7.02	(c)	29

7.38	12.56	862,655	1.05		1.06		7.63		46
7.40	11.87	45,430	1.80		1.81		6.86		46
7.39	11.72	114,921	1.80		1.81		6.85		46
7.40	12.93	4,492,556	0.71		0.72		7.94		46
7.38	12.54	23,208	1.21		1.22		7.44		46
7.39	12.99	3,081	0.80		0.81		7.79		46
7.38	12.29	13,279	1.30		1.31		7.36		46

7.07	48.28	1,339,958	1.05		1.06		8.38		35
7.08	47.38	60,649	1.80		1.81		7.61		35
7.08	47.38	111,997	1.80		1.81		7.56		35
7.09	48.88	4,655,677	0.71		0.72		8.64		35
7.06	48.13	22,639	1.21		1.22		8.14		35
7.07	48.63	786	0.80		0.81		8.01		35
7.07	48.20	5,404	1.30		1.31		7.78		35

5.18	(20.12)	1,636,406	1.07		1.08		9.10		14
5.18	(20.73)	53,589	1.82		1.83		8.20		14
5.18	(20.72)	74,325	1.82		1.83		8.25		14
5.19	(19.81)	1,986,033	0.73		0.74		9.49		14
5.17	(20.28)	12,582	1.23		1.24		8.98		14
5.18	(19.91)	8	0.82		0.83		9.31		14
5.17	(20.47)	183	1.32		1.33		9.95		14

7.12	(6.82)	1,650,027	1.07	(c)	1.09	(c)	7.87	(c)	11
7.13	(7.23)	92,953	1.82	(c)	1.84	(c)	7.12	(c)	11
7.12	(7.11)	101,138	1.82	(c)	1.84	(c)	7.12	(c)	11
7.13	(6.68)	1,628,668	0.73	(c)	0.75	(c)	8.22	(c)	11
7.12	(6.89)	10,573	1.23	(c)	1.25	(c)	7.72	(c)	11
7.12	(4.35)	10	0.82	(c)	0.84	(c)	8.20	(c)	11
7.12	(4.51)	9	1.32	(c)	1.34	(c)	7.73	(c)	11

7.93	6.41	1,777,150	1.09		1.11		7.46		50
7.94	5.61	115,817	1.84		1.86		6.72		50
7.93	5.61	119,073	1.84		1.86		6.71		50
7.94	6.79	1,646,138	0.73		0.75		7.82		50
7.92	6.28	8,399	1.24		1.26		7.34		50

8.04	10.76	1,395,265	1.12		1.14		7.38		41
8.05	9.93	96,743	1.87		1.89		6.64		41
8.04	9.94	90,528	1.87		1.89		6.64		41
8.05	11.16	1,296,429	0.75		0.77		7.76		41
8.03	10.63	2,980	1.25		1.27		7.26		41

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$10.00	$0.14		$(0.49)	$(0.35)	$(0.13)
2011 - C	9.99	0.11		(0.48)	(0.37)	(0.10)
2011 - Institutional	9.99	0.16		(0.47)	(0.31)	(0.15)
2011 - IR	10.00	0.16		(0.30)	(0.14)	(0.33)
2011 - R	10.00	0.12		(0.47)	(0.35)	(0.12)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced March 31, 2011)	10.00	—	(d)	— (d)	— (d)	—
2011 - C (Commenced March 31, 2011)	10.00	—	(d)	(0.01)	(0.01)	—
2011 - Institutional (Commenced March 31, 2011)	10.00	—	(d)	(0.01)	(0.01)	—
2011 - IR (Commenced March 31, 2011)	10.00	—	(d)	— (d)	— (d)	—
2011 - R (Commenced March 31, 2011)	10.00	—	(d)	— (d)	— (d)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

102          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$9.52	(3.52)%	$929	1.08%	1.14%	2.95%	37%
9.52	(3.86)	195	1.83	1.89	2.21	37
9.53	(3.26)	591,717	0.74	0.80	3.20	37
9.53	(3.31)	202	0.83	0.89	3.41	37
9.53	(3.52)	10	1.33	1.39	2.32	37

10.00	—	10	1.08	1.47	(1.08)	—
9.99	—	10	1.83	2.22	(1.83)	—
9.99	—	118,817	0.74	1.13	(0.74)	—
10.00	—	10	0.83	1.22	(0.83)	—
10.00	—	10	1.33	1.72	(1.33)	—

The accompanying notes are an integral part of these financial statements.          103

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$9.50	$0.19	$0.26	$0.45	$(0.19)	$—	$(0.19)
2011 - Institutional	9.51	0.21	0.25	0.46	(0.21)	—	(0.21)
2011 - Separate Account Institutional	9.51	0.21	0.25	0.46	(0.21)	—	(0.21)
2011 - IR (Commenced July 29, 2011)	9.86	0.07	(0.10)	(0.03)	(0.07)	—	(0.07)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	9.14	0.38	0.37	0.75	(0.38)	(0.01)	(0.39)
2011 - Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2011 - Separate Account Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)

2010 - A	7.75	0.43	1.40	1.83	(0.44)	—	(0.44)
2010 - Institutional	7.75	0.46	1.40	1.86	(0.47)	—	(0.47)
2010 - Separate Account Institutional	7.75	0.47	1.39	1.86	(0.47)	—	(0.47)

2009 - A	9.64	0.51	(1.83)	(1.32)	(0.57)	—	(0.57)
2009 - Institutional	9.66	0.55	(1.85)	(1.30)	(0.61)	—	(0.61)
2009 - Separate Account Institutional	9.65	0.57	(1.86)	(1.29)	(0.61)	—	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.90	0.22	(0.27)	(0.05)	(0.21)	—	(0.21)
2008 - Institutional	9.92	0.23	(0.27)	(0.04)	(0.22)	—	(0.22)
2008 - Separate Account Institutional	9.91	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.95	0.51	(0.08)	0.43	(0.48)	—	(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

2006 - A	9.93	0.47	—	0.47	(0.45)	—	(0.45)
2006 - Institutional	9.95	0.51	—	0.51	(0.49)	—	(0.49)
2006 - Separate Account Institutional	9.94	0.52	(0.01)	0.51	(0.49)	—	(0.49)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

104          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.76	4.69%	$140,390	0.71	%(c)	0.85	%(c)	3.92	%(c)	56%
9.76	4.87	149,847	0.37	(c)	0.51	(c)	4.26	(c)	56
9.76	4.87	234,713	0.37	(c)	0.51	(c)	4.26	(c)	56
9.76	(0.34)	1	0.46	(c)	0.60	(c)	4.12	(c)	56

9.50	8.37	147,820	0.74		0.87		3.98		100	(d)
9.51	8.73	143,057	0.40		0.53		4.33		100	(d)
9.51	8.77	262,907	0.37		0.50		4.36		100	(d)

9.14	23.96	167,774	0.76		0.89		4.90		90
9.14	24.39	190,478	0.41		0.55		5.17		90
9.14	24.45	272,812	0.36		0.50		5.39		90

7.75	(14.00)	53,185	0.76		0.97		6.22		135
7.75	(13.83)	22,809	0.40		0.63		6.52		135
7.75	(13.72)	171,003	0.35		0.58		6.52		135

9.64	(0.54)	9,455	0.76	(c)	0.95	(c)	5.31	(c)	15
9.66	(0.39)	10,504	0.40	(c)	0.61	(c)	5.67	(c)	15
9.65	(0.37)	226,207	0.35	(c)	0.56	(c)	5.72	(c)	15

9.90	4.44	8,615	0.79		0.97		5.17		74
9.92	4.83	10,893	0.40		0.60		5.59		74
9.91	4.89	239,358	0.35		0.55		5.61		74

9.95	4.84	3,420	0.79		1.04		4.82		74
9.97	5.35	3,317	0.40		0.65		5.21		74
9.96	5.30	206,122	0.35		0.60		5.26		74

The accompanying notes are an integral part of these financial statements.          105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$9.59	$0.20	$(0.91)	$(0.71)	$(0.20)	$—	$—	$(0.20)
2011 - C	9.61	0.16	(0.91)	(0.75)	(0.16)	—	—	(0.16)
2011 - Institutional	9.59	0.22	(0.90)	(0.68)	(0.22)	—	—	(0.22)
2011 - IR	9.59	0.21	(0.91)	(0.70)	(0.21)	—	—	(0.21)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	9.31	0.41	0.60	1.01	(0.64)	(0.09)	—	(0.73)
2011 - C	9.33	0.32	0.61	0.93	(0.56)	(0.09)	—	(0.65)
2011 - Institutional	9.31	0.44	0.60	1.04	(0.67)	(0.09)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	9.43	0.28	0.46	0.74	(0.49)	(0.09)	—	(0.58)

2010 - A	7.23	0.42	2.10	2.52	(0.44)	—	—	(0.44)
2010 - C	7.24	0.36	2.10	2.46	(0.37)	—	—	(0.37)
2010 - Institutional	7.23	0.45	2.10	2.55	(0.47)	—	—	(0.47)

2009 - A	9.85	0.50	(2.64)	(2.14)	(0.20)	—	(0.28)	(0.48)
2009 - C	9.85	0.48	(2.67)	(2.19)	(0.18)	—	(0.24)	(0.42)
2009 - Institutional	9.85	0.53	(2.64)	(2.11)	(0.22)	—	(0.29)	(0.51)

FOR THE PERIOD ENDED MARCH 31,
2008 - A (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	—	(0.05)
2008 - C (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	—	(0.05)
2008 - Institutional (Commenced February 15, 2008)	10.00	0.06	(0.15)	(0.09)	(0.06)	—	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

106          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$8.68	(7.69)%	$751,883	1.29	%(c)	1.38	%(c)	4.12	%(c)	112%
8.70	(8.02)	19,196	2.04	(c)	2.13	(c)	3.35	(c)	112
8.69	(7.43)	913,040	0.95	(c)	1.04	(c)	4.46	(c)	112
8.68	(7.58)	14,232	1.04	(c)	1.13	(c)	4.32	(c)	112

9.59	11.30	1,055,640	1.35		1.43		4.30		154
9.61	10.45	16,724	2.10		2.18		3.37		154
9.59	11.68	1,048,186	1.01		1.09		4.63		154
9.59	8.13	8,247	1.10	(c)	1.16	(c)	4.40	(c)	154

9.31	35.39	419,456	1.35		1.49		4.74		134
9.33	34.47	936	2.10		2.24		4.09		134
9.31	35.84	377,691	1.01		1.15		5.16		134

7.23	(22.32)	20,385	1.33		1.65		5.99		92
7.24	(22.79)	30	2.08		2.40		5.17		92
7.23	(22.05)	97,877	0.99		1.31		6.30		92

9.85	(0.93)	1,482	1.35	(c)	2.98	(c)	4.29	(c)	3
9.85	(1.01)	127	2.10	(c)	3.73	(c)	4.30	(c)	3
9.85	(0.89)	60,432	1.01	(c)	2.64	(c)	5.52	(c)	3

The accompanying notes are an integral part of these financial statements.          107

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$10.20	$0.08	$0.30	$0.38	$(0.09)	$—	$(0.09)
2011 - Institutional	10.21	0.10	0.31	0.41	(0.11)	—	(0.11)
2011 - Separate Account Institutional	10.20	0.09	0.31	0.40	(0.11)	—	(0.11)
2011 - IR (Commenced July 29, 2011)	10.45	0.04	0.06	0.10	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	9.99	0.22	0.22	0.44	(0.23)	—	(0.23)
2011 - Institutional	10.00	0.25	0.23	0.48	(0.27)	—	(0.27)
2011 - Separate Account Institutional	9.99	0.25	0.23	0.48	(0.27)	—	(0.27)

2010 - A	9.27	0.32	0.76	1.08	(0.36)	—	(0.36)
2010 - Institutional	9.29	0.38	0.73	1.11	(0.40)	—	(0.40)
2010 - Separate Account Institutional	9.28	0.38	0.73	1.11	(0.40)	—	(0.40)

2009 - A	9.62	0.37	(0.27)	0.10	(0.38)	(0.07)	(0.45)
2009 - Institutional	9.64	0.39	(0.26)	0.13	(0.41)	(0.07)	(0.48)
2009 - Separate Account Institutional	9.64	0.41	(0.29)	0.12	(0.41)	(0.07)	(0.48)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.91	0.19	(0.29)	(0.10)	(0.19)	—	(0.19)
2008 - Institutional	9.93	0.20	(0.28)	(0.08)	(0.21)	—	(0.21)
2008 - Separate Account Institutional	9.93	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.90	0.44	0.04	0.48	(0.47)	—	(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

2006 - A	9.82	0.41	0.08	0.49	(0.41)	—	(0.41)
2006 - Institutional	9.82	0.45	0.08	0.53	(0.44)	—	(0.44)
2006 - Separate Account Institutional	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

108          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$10.49	3.75%	$5,101	0.71	%(c)	0.91	%(c)	1.49	%(c)	661%	410%
10.51	4.02	12,121	0.37	(c)	0.57	(c)	1.83	(c)	661	410
10.49	3.93	354,861	0.37	(c)	0.57	(c)	1.82	(c)	661	410
10.51	0.95	1	0.46	(c)	0.66	(c)	2.09	(c)	661	410

10.20	4.46	5,511	0.74		0.92		2.14		905 (d)	609 (d)
10.21	4.81	54,096	0.40		0.58		2.41		905 (d)	609 (d)
10.20	4.84	348,447	0.37		0.55		2.42		905 (d)	609 (d)

9.99	11.84	12,791	0.76		0.94		3.29		628	464
10.00	12.11	62,950	0.41		0.60		3.88		628	464
9.99	12.17	369,251	0.36		0.55		3.91		628	464

9.27	0.90	3,637	0.76		0.91		3.93		560	511
9.29	1.38	89,617	0.40		0.57		4.22		560	511
9.28	1.32	431,500	0.35		0.52		4.39		560	511

9.62	(0.80)	7,021	0.76	(c)	0.91	(c)	4.58	(c)	483	295
9.64	(0.75)	164,236	0.40	(c)	0.57	(c)	4.94	(c)	483	295
9.64	(0.73)	507,194	0.35	(c)	0.52	(c)	4.98	(c)	483	295

9.91	4.96	7,044	0.78		0.94		4.43		610	380
9.93	5.43	153,795	0.40		0.58		4.81		610	380
9.93	5.48	532,819	0.35		0.53		4.84		610	380

9.90	5.21	6,973	0.79		0.98		4.24		1,665	1,442
9.91	5.56	117,497	0.40		0.61		4.64		1,665	1,442
9.91	5.73	307,935	0.35		0.56		4.62		1,665	1,442

The accompanying notes are an integral part of these financial statements.          109

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified

High Yield	A, B, C, Institutional, Service, IR and R	Diversified

High Yield Floating Rate (Commenced operations March 31, 2011)	A, C, Institutional, IR and R	Diversified

Investment Grade Credit, U.S. Mortgages	A, Institutional, IR and Separate Account Institutional	Diversified

*	The High Yield Fund’s Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Investment Grade Credit and U.S. Mortgages Funds commenced operations on July 29, 2011.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Transactions and Investment Income — For financial reporting purposes, investment transactions are reflected on trade date. For daily NAV calculation purposes, investment transactions are accounted for on the following business day. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded when the Funds are informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

E. Offering Costs — Offering costs paid in connection with the offering of shares of the High Yield Floating Rate Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

F. Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

G. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

H. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

I. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

J. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

K. Mortgage-Backed and Asset-Backed Securities — The High Yield, Investment Grade Credit and U.S. Mortgages Funds may invest in mortgage-backed securities, and each Fund, except the High Yield Floating Rate Fund, may invest in asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

L. Mortgage Dollar Rolls — The Investment Grade Credit and U.S. Mortgages Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

M. Non-Deliverable Bond Forwards Disclosure — The Emerging Markets Debt and Local Emerging Markets Debt Funds may invest in non-deliverable bond forwards. A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked to market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the termination date of a contract. The use of these instruments involves market risk, currency risk and counterparty risk. These instruments may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying bonds. These risks may decrease the

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

effectiveness of the Funds’ strategies and result in losses. The Funds must set aside liquid assets or engage in other appropriate measures to cover their obligations under these contracts.

N. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

O. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

P. Senior Term Loans — All Funds (except U.S. Mortgages Fund) may invest in Senior Term Loans, which are not registered securities under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors, typically on an extended delivery basis. These floating rate loans (“Loans”) in which a Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund has the right to receive payments of

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which they have purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Term Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

Q. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain or loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, issuer, liquidity and interest rate risks.

R. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

S. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

T. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of September 30, 2011:

EMERGING MARKETS DEBT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$405,503,755	$—
Foreign Debt Obligation	—	8,092,083	—
Corporate Obligations	—	133,053,529	—
Structured Notes	—	10,226,428	—
Short-term Investments	—	46,100,000	—

Total	$—	$602,975,795	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts*	$—	$14,397,578	$—
Futures Contracts*	238,676	—	—
Non-Deliverable Bond Forward Contracts*	—	38,258	—

Total	$238,676	$14,435,836	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(11,079,297)	$—
Futures Contracts*	(1,466,527)	—	—
Interest Rate Swap Contracts	—	(230,325)	—
Credit Default Swap Contracts	—	(647,074)	—

Total	$(1,466,527)	$(11,956,696)	$—

HIGH YIELD
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$4,027,631,226	$—
Senior Term Loans	—	32,517,637	—
Common Stock and/or Other Equity Investments	4,174,880	15,809,088	—
Short-term Investments	—	259,600,000	—

Total	$4,174,880	$4,335,557,951	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

HIGH YIELD (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$20,697,567	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(605,650)	$—

HIGH YIELD FLOATING RATE
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$37,952,496	$—
Senior Term Loans	—	495,244,479	—
Short-term Investments	—	86,000,000	—

Total	$—	$619,196,975	$—

INVESTMENT GRADE CREDIT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$417,236,550	$—
Mortgage-Backed Obligations	—	15,074,603	—
Asset-Backed Securities	—	3,526,978	—
Foreign Debt Obligations	—	18,198,305	—
Municipal Debt Obligations	—	15,473,364	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	19,923,247	602,168	—
Common Stock and/or Other Equity Investments	—	1,622,266	—
Short-term Investments	—	1,100,000	—

Total	$19,923,247	$472,834,234	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

INVESTMENT GRADE CREDIT (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$298,302	$—
Futures Contracts*	1,883,399	—	—
Interest Rate Swap Contracts	—	560,010	—
Credit Default Swap Contracts	—	69,481	—

Total	$1,883,399	$927,793	$—

Liabilities
Futures Contracts*	$(151,691)	$—	$—
Interest Rate Swap Contracts	—	(2,412,048)	—
Credit Default Swap Contracts	—	(3,762,311)	—
Written Options Contracts	—	(1,028,069)	—

Total	$(151,691)	$(7,202,428)	$—

LOCAL EMERGING MARKETS DEBT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$970,275,420	$—
Structured Notes	—	216,196,471	—
Corporate Obligations	—	98,717,507	—
Short-term Investments	—	333,700,000	—

Total	$—	$1,618,889,398	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts*	$—	$89,878,797	$—
Interest Rate Swap Contracts	—	1,444,644	—
Non-Deliverable Bond Forward Contracts*	—	221,413	—

Total	$—	$91,544,854	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(136,648,921)	$—
Interest Rate Swap Contracts	—	(3,370,835)	—

Total	$—	$(140,019,756)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

U.S. MORTGAGES
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$373,138,648	$—
Asset-Backed Securities	—	24,823,756	—
Short-term Investments	—	122,400,000	—

Total	$—	$520,362,404	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(25,580,351)	$—

Derivative Type

Assets
Futures Contracts*	$33,848	$—	$—
Interest Rate Swap Contracts	—	1,344,389	—

Total	$33,848	$1,344,389	$—

Liabilities
Futures Contracts*	$(342,539)	$—	$—
Interest Rate Swap Contracts	—	(3,945,465)	—
Written Options Contracts	—	(583,597)	—

Total	$(342,539)	$(4,529,062)	$—

*	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended September 30, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of September 30, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin, at value; Receivables for non-deliverable bond forward contracts, at value	$276,934 (a)	Payables for swap contracts, at value; Due to broker — variation margin, at value	$(1,696,852	)(a)(b)

Credit	—	—	Payables for swap contracts, at value	(647,074	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	$14,397,578	Payables for forward foreign currency exchange contracts, at value	(11,079,297)

Total		$14,674,512		$(13,423,223)

High Yield

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Currency	Receivables for forward foreign currency exchange contracts, at value	$20,697,567	Payables for forward foreign currency exchange contracts, at value	$(605,650)

Investment Grade Credit

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin, at value	$2,443,409 (a)	Payables for swap contracts, at value; Due to broker — variation margin, at value; Options written, at value	$(3,591,808	)(a)(b)

Credit	Receivables for swap contracts, at value	69,481	Payables for swap contracts, at value	(3,762,311	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	298,302	—	—

Total		$2,811,192		$(7,354,119)

Local Emerging Markets Debt

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Receivables for non-deliverable bond forward contracts, at value	$1,666,057	Payables for swap contracts, at value	$(3,370,835	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	89,878,797	Payables for forward foreign currency exchange contracts, at value	(136,648,921)

Total		$91,544,854		$(140,019,756)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Mortgages

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due to broker — variation margin;	$1,378,237	(a)	Payables for swap contracts, at value; Due from broker — variation margin; Options written, at value	$(4,871,601	)(a)(b)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $877,399, $6,174,359, $3,370,835 and $3,945,465 for Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Debt

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures non-deliverable bond forward and swap contracts	$6,097,118	$(811,828)	813

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(242,061)	(683,145)	2

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(2,067,038)	3,423,543	119

Total		$3,788,019	$1,928,570	934

High Yield

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$144,097	$—	—

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(6,206,897)	35,968,109	6

Total		$(6,062,800)	$35,968,109	6

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(797,431)	$(850)	3

Investment Grade Credit

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options /Net change in unrealized gain (loss) on futures, swap contracts and written options	$7,313,710	$1,549,972	1,228

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	372,794	(2,145,629)	21

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	22,852	298,302	1

Total		$7,709,356	$(297,355)	1,250

Local Emerging Markets Debt

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on non-deliverable bond forward and swap contracts	$9,442,553	$1,815,142	16

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	32,503,033	(75,392,375)	203

Total		$41,945,586	$(73,577,233)	219

U.S. Mortgages

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$(2,804,254)	$(646,327)	606

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2011.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%

High Yield	0.70	0.70	0.63	0.60	0.59	0.66	0.66

High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.60	0.60

Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.89	0.84	#

U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

*	GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.33% as an annual percentage rate of the average daily net assets of the Investment Grade Credit and U.S. Mortgages Funds through at least July 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.
#	Effective June 30, 2011, GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.80% as an annual percentage rate of the average daily net assets of the Local Emerging Markets Debt Fund through at least July 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended September 30, 2011, Goldman Sachs advised that it retained front end sales charges of $7,300, $50,200, $800 and $13,000 for the Emerging Markets Debt, High Yield, Investment Grade Credit and Local Emerging Markets Debt Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Separate Account Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), account service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, as an annual percentage rate of average daily net assets, are 0.044%, 0.024%, 0.104%, 0.004%, 0.074% and 0.004%, respectively. These Other Expense reimbursements will remain in place through at least July 29, 2012 and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the six months ended September 30, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

			Other	Total
	Management	Custody Fee	Expense	Expense
Fund	Fee Waivers	Credits	Reimbursements	Reductions

Emerging Markets Debt	$—	$1	$167	$168

High Yield Floating Rate	—	7	153	160

Investment Grade Credit	188	1	195	384

Local Emerging Markets Debt	511	2	434	947

U.S. Mortgages	135	1	257	393

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of September 30, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Emerging Markets Debt	$417	$56	$34	$507

High Yield	2,440	261	212	2,913

High Yield Floating Rate	296	—	20	316

Investment Grade Credit	143	29	28	200

Local Emerging Markets Debt	1,190	184	123	1,497

U.S. Mortgages	101	1	13	115

G. Line of Credit Facility — As of September 30, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the six months ended September 30, 2011, Goldman Sachs earned approximately $13,000, $21,800, and $15,600 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Emerging Markets Debt, Investment Grade Credit and U.S. Mortgages Funds, respectively.
As of September 30, 2011, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 24%, 20% and 8% of total outstanding shares of the Emerging Markets Debt, High Yield Floating Rate and Local Emerging Markets Debt Funds, respectively.
As of September 30, 2011, Goldman Sachs Group, Inc. was the beneficial owner of approximately 5%, 5% and 100% of the Class C, Class IR and Class R Shares, respectively, of the High Yield Floating Rate Fund, 100% of the Class IR Shares of the Investment Grade Credit Fund, and 100% of the Class IR Shares of the U.S. Mortgages Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2011, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Emerging Markets Debt	$—	$304,627,596	$—	$253,946,017

High Yield	—	1,357,809,208	—	2,139,476,766

High Yield Floating Rate	—	692,551,635	—	148,424,163

Investment Grade Credit	33,477,344	251,795,359	21,026,554	293,287,457

Local Emerging Markets Debt	—	1,954,395,628	—	2,034,855,901

U.S. Mortgages	2,952,839,445	14,050,180	2,989,489,023	28,712,904

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2011, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

					Local
	Emerging		High Yield	Investment	Emerging
	Markets Debt	High Yield	Floating Rate	Grade Credit	Markets Debt	U.S. Mortgages

Capital loss carryforward(1) Expiring 2018	$—	$(56,060,643)	$—	$—	$—	$(15,533,099)

Timing differences (Post-October Losses, Income Distribution Payable and Straddle Losses)	$(8,115,944)	$(6,290,438)	$(2,218)	$(677,474)	$(32,911,486)	$(115,453)

(1)	Expiration occurs on March 31 of the year indicated.

As of September 30, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

					Local
	Emerging		High Yield	Investment	Emerging
	Markets Debt	High Yield	Floating Rate	Grade Credit	Markets Debt	U.S. Mortgages

Tax Cost	$620,270,041	$4,630,454,121	$640,032,976	$483,024,982	$1,714,242,380	$516,688,996

Gross unrealized gain	11,494,469	72,013,559	372,050	18,625,681	26,878,915	9,375,111

Gross unrealized loss	(28,788,715)	(362,734,849)	(21,208,051)	(8,893,182)	(122,231,897)	(5,701,703)

Net unrealized security gain (loss)	$(17,294,246)	$(290,721,290)	$(20,836,001)	$9,732,499	$(95,352,982)	$3,673,408

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to net mark-to-market gains (losses) on regulated futures contracts and foreign currency exchange contracts, wash sales, and differences related to the tax treatment of swap transactions.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended
	September 30, 2011		For the Fiscal Year Ended
	(Unaudited)		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,101,062	$39,002,963	14,815,845	$184,630,940
Reinvestment of distributions	264,851	3,319,667	672,290	8,315,102
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(4,124,584)	(51,701,591)	(11,496,565)	(142,153,661)

	(758,671)	(9,378,961)	3,991,570	50,792,381

Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	329,132	4,133,345	2,068,578	26,021,001
Reinvestment of distributions	31,295	391,948	58,170	718,020
Shares redeemed	(472,880)	(5,923,241)	(471,041)	(5,791,011)

	(112,453)	(1,397,948)	1,655,707	20,948,010

Institutional Shares
Shares sold	7,708,260	96,657,288	22,334,454	278,628,263
Shares sold in connection with in-kind	—	—	960,393	12,379,470
Reinvestment of distributions	795,092	9,973,659	1,615,428	19,977,113
Shares redeemed	(7,325,709)	(92,101,816)	(12,599,787)	(155,147,029)

	1,177,643	14,529,131	12,310,488	155,837,817

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares(b)
Shares sold	311,939	3,985,185	135,835	1,734,462
Reinvestment of distributions	4,343	54,169	3,711	46,034
Shares redeemed	(197,326)	(2,428,139)	(26,289)	(324,980)

	118,956	1,611,215	113,257	1,455,516

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	425,475	$5,363,437	18,071,022	$229,033,724

*	Commenced operations on March 31, 2011.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010 for Emerging Markets Debt Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				High Yield Floating Rate Fund

For the Six Months Ended				For the Six Months Ended
September 30, 2011		For the Fiscal Year Ended		September 30, 2011		For the Period Ended
(Unaudited)		March 31, 2011		(Unaudited)		March 31, 2011*

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

10,079,648	$72,866,616	41,219,550	$294,253,360	185,451	$1,836,193	1,000	$10,000
3,615,306	25,941,774	10,105,443	72,189,098	1,219	11,897	—	—
229,546	1,637,561	454,133	3,240,387	—	—	—	—
(30,722,592)	(220,510,391)	(124,552,903)	(886,384,349)	(90,127)	(877,689)	—	—

(16,798,092)	(120,064,440)	(72,773,777)	(516,701,504)	96,543	970,401	1,000	10,000

95,551	695,626	345,573	2,495,184	—	—	—	—
154,812	1,113,512	416,369	2,988,900	—	—	—	—
(229,097)	(1,637,561)	(453,073)	(3,240,387)	—	—	—	—
(1,093,129)	(7,847,999)	(2,732,073)	(19,604,025)	—	—	—	—

(1,071,863)	(7,676,422)	(2,423,204)	(17,360,328)	—	—	—	—

1,259,726	9,152,025	3,391,626	24,471,194	19,383	190,896	1,000	10,000
356,789	2,558,463	748,416	5,376,107	132	1,279	—	—
(2,126,389)	(15,364,758)	(4,422,132)	(31,748,230)	(84)	(812)	—	—

(509,874)	(3,654,270)	(282,090)	(1,900,929)	19,431	191,363	1,000	10,000

89,468,268	629,945,318	229,369,841	1,648,964,273	61,861,127	613,065,476	11,887,892	118,878,916
—	—	—	—	—	—	—	—
18,526,963	133,174,462	31,509,914	227,309,234	842,024	8,181,458	—	—
(169,130,979)	(1,233,859,232)	(311,140,858)	(2,237,104,992)	(12,492,061)	(120,387,148)	—	—

(61,135,748)	(470,739,452)	(50,261,103)	(360,831,485)	50,211,090	500,859,786	11,887,892	118,878,916

354,246	2,566,976	1,225,575	8,905,028	—	—	—	—
100,362	719,184	190,344	1,365,282	—	—	—	—
(712,357)	(5,065,981)	(1,475,831)	(10,560,807)	—	—	—	—

(257,749)	(1,779,821)	(59,912)	(290,497)	—	—	—	—

4,636,046	33,482,146	348,924	2,532,450	103,469	1,011,408	1,000	10,000
87,519	610,112	17,187	124,552	615	5,900	—	—
(453,086)	(3,175,574)	(60,258)	(438,997)	(83,917)	(802,246)	—	—

4,270,479	30,916,684	305,853	2,218,005	20,167	215,062	1,000	10,000

457,576	3,292,903	1,250,401	8,943,082	—	—	1,000	10,000
68,812	491,777	97,882	705,378	12	120	—	—
(183,113)	(1,341,810)	(314,449)	(2,266,581)	—	—	—	—

343,275	2,442,870	1,033,834	7,381,879	12	120	1,000	10,000

(75,159,572)	$(570,554,851)	(124,460,399)	$(887,484,859)	50,347,243	$502,236,732	11,891,892	$118,918,916

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Six Months Ended
	September 30, 2011		For the Fiscal Year Ended
	(Unaudited)		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,453,165	$14,162,282	7,098,036	$66,870,284
Reinvestment of distributions	295,168	2,878,678	582,258	5,521,285
Shares redeemed	(2,909,429)	(28,344,742)	(10,482,204)	(99,407,482)

	(1,161,096)	(11,303,782)	(2,801,910)	(27,015,913)

Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	2,997,595	29,112,868	6,907,225	65,644,703
Reinvestment of distributions	313,255	3,056,957	604,610	5,733,908
Shares redeemed	(3,001,282)	(29,086,268)	(13,301,131)	(125,565,455)

	309,568	3,083,557	(5,789,296)	(54,186,844)

Separate Account Institutional Shares
Shares sold	880,231	8,580,584	4,111,626	38,390,581
Shares sold in connection with in-kind	—	—	1,874,056	18,159,598
Reinvestment of distributions	458,353	4,472,617	1,086,032	10,293,339
Shares redeemed	(4,938,613)	(47,843,598)	(9,255,799)	(88,334,674)

	(3,600,029)	(34,790,397)	(2,184,085)	(21,491,156)

Class IR Shares(a)
Shares sold	101	1,000	—	—
Reinvestment of distributions	1	7	—	—
Shares redeemed	—	—	—	—

	102	1,007	—	—

NET INCREASE (DECREASE)	(4,451,455)	$(43,009,615)	(10,775,291)	$(102,693,913)

(a)	Commenced operations on July 29, 2011 for Investment Grade Credit Fund and U.S. Mortgages Fund, and on July 30, 2010 for Local Emerging Markets Debt Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund

For the Six Months Ended				For the Six Months Ended
September 30, 2011		For the Fiscal Year Ended		September 30, 2011		For the Fiscal Year Ended
(Unaudited)		March 31, 2011		(Unaudited)		March 31, 2011

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

23,215,584	$227,815,860	91,215,090	$866,253,565	18,565	$193,932	80,973	$828,319
2,170,979	21,163,404	5,967,917	56,509,291	4,353	45,321	17,296	175,948
(48,868,945)	(472,815,909)	(32,162,288)	(307,547,367)	(76,854)	(793,291)	(838,530)	(8,533,503)

(23,482,382)	(223,836,645)	65,020,719	615,215,489	(53,936)	(554,038)	(740,261)	(7,529,236)

633,620	6,225,788	1,688,565	16,232,456	—	—	—	—
28,894	280,274	52,037	495,055	—	—	—	—
(196,026)	(1,896,088)	(100,596)	(953,946)	—	—	—	—

466,488	4,609,974	1,640,006	15,773,565	—	—	—	—

36,614,627	356,351,934	82,559,582	788,163,926	67,091	700,192	684,191	6,969,149
2,413,086	23,493,173	5,452,357	51,639,964	29,075	301,849	131,840	1,345,199
(43,180,959)	(416,916,168)	(19,290,664)	(182,204,972)	(4,240,923)	(44,053,281)	(1,812,993)	(18,471,172)

(4,153,246)	(37,071,061)	68,721,275	657,598,918	(4,144,757)	(43,051,240)	(996,962)	(10,156,824)

—	—	—	—	6,077,832	63,137,674	22,958,991	234,242,414
—	—	—	—	—	—	569,435	5,870,871
—	—	—	—	277,590	2,891,207	794,358	8,099,533
—	—	—	—	(6,684,280)	(68,792,199)	(27,116,097)	(276,463,215)

—	—	—	—	(328,858)	(2,763,318)	(2,793,313)	(28,250,397)

1,514,359	14,823,723	990,493	9,617,333	96	1,004	—	—
28,698	274,990	29,846	283,510	—	—	—	—
(763,128)	(6,936,615)	(160,700)	(1,537,108)	—	—	—	—

779,929	8,162,098	859,639	8,363,735	96	1,004	—	—

(26,389,211)	$(248,135,634)	136,241,639	$1,296,951,707	(4,527,455)	$(46,367,592)	(4,530,536)	$(45,936,457)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*
Class A
Actual	$1,000.00	$1,004.80		$6.11	$1,000.00	$929.00		$5.11	$1,000.00	$964.80		$5.30
Hypothetical 5% return	1,000.00	1,018.90	+	6.16	1,000.00	1,019.70	+	5.35	1,000.00	1,019.60	+	5.45

Class B
Actual	N/A	N/A		N/A	1,000.00	925.80		8.71	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.95	+	9.12	N/A	N/A		N/A

Class C
Actual	1,000.00	1,001.00		9.85	1,000.00	925.70		8.71	1,000.00	961.40		8.97
Hypothetical 5% return	1,000.00	1,015.15	+	9.92	1,000.00	1,015.95	+	9.12	1,000.00	1,015.85	+	9.22

Institutional
Actual	1,000.00	1,006.50		4.41	1,000.00	930.90		3.48	1,000.00	967.40		3.64
Hypothetical 5% return	1,000.00	1,020.60	+	4.45	1,000.00	1,021.40	+	3.64	1,000.00	1,021.30	+	3.74

Service
Actual	N/A	N/A		N/A	1,000.00	928.30		5.88	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.90	+	6.16	N/A	N/A		N/A

Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class IR
Actual	1,000.00	1,005.20		4.86	1,000.00	931.70		3.91	1,000.00	966.90		4.08
Hypothetical 5% return	1,000.00	1,020.15	+	4.90	1,000.00	1,020.95	+	4.09	1,000.00	1,020.85	+	4.19

Class R
Actual	N/A	N/A		N/A	1,000.00	927.90		6.31	1,000.00	964.80		6.53
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.45	+	6.61	1,000.00	1,018.35	+	6.71

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2011 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*
Class A
Actual	$1,000.00	$1,046.90		$3.63	$1,000.00	$923.10		$6.20	$1,000.00	$1,037.50		$3.62
Hypothetical 5% return	1,000.00	1,021.45	+	3.59	1,000.00	1,018.55	+	6.51	1,000.00	1,021.45	+	3.59

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	1,000.00	919.80		9.79	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,014.80	+	10.28	N/A	N/A		N/A

Institutional
Actual	1,000.00	1,048.70		1.90	1,000.00	925.70		4.57	1,000.00	1,040.20		1.89
Hypothetical 5% return	1,000.00	1,023.15	+	1.87	1,000.00	1,020.25	+	4.80	1,000.00	1,023.15	+	1.87

Separate Account Institutional
Actual	1,000.00	1,048.70		1.90	N/A	N/A		N/A	1,000.00	1,039.30		1.89
Hypothetical 5% return	1,000.00	1,023.15	+	1.87	N/A	N/A		N/A	1,000.00	1,023.15	+	1.87

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class IR(a)
Actual	1,000.00	996.60		0.77	1,000.00	924.20		5.00	1,000.00	1,009.50		0.77
Hypothetical 5% return	1,000.00	1,007.57		0.77	1,000.00	1,019.80	+	5.25	1,000.00	1,007.57	+	0.77

Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

(a)	Commenced operations on July 29, 2011 for the Investment Grade Credit and U.S. Mortgages Funds.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R

Emerging Markets Debt	1.22%	N/A	1.97%	0.88%	N/A	N/A	0.97%	N/A
High Yield	1.06	1.81%	1.81	0.72	1.22%	N/A	0.81	1.31%
High Yield Floating Rate	1.08	N/A	1.83	0.74	N/A	N/A	0.83	1.33
Investment Grade Credit	0.71	N/A	N/A	0.37	N/A	0.37%	0.46	N/A
Local Emerging Markets Debt	1.29	N/A	2.04	0.95	N/A	N/A	1.04	N/A
U.S. Mortgages	0.71	N/A	N/A	0.37	N/A	0.37	0.46	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Emerging Markets Debt, Goldman Sachs High Yield, Goldman Sachs High Yield Floating Rate, Goldman Sachs Investment Grade Credit, Goldman Sachs Local Emerging Markets Debt and Goldman Sachs U.S. Mortgages Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds (except for High Yield Floating Rate Fund, which commenced operations in 2011), including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, comparable institutional composites managed by the Investment Adviser (in the case of High Yield and U.S. Mortgages Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds (except for High Yield Floating Rate Fund, which commenced operations in 2011) as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s (except for High Yield Floating Rate Fund) expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain management fees (with respect to the Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds) and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds (with the exception of High Yield Floating Rate Fund, which commenced operations in 2011) and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the High Yield Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of High Yield Floating Rate Fund, which commenced operations in 2011) to the performance of other comparable SEC-registered funds using rankings and ratings (rankings only for Local Emerging Markets Debt Fund) compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider (for each of the Funds). The information on each Fund’s (except for High Yield Floating Rate Fund) investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

periods. The Trustees also reviewed each Fund’s (except for High Yield Floating Rate Fund) investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds (except for High Yield Floating Rate Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees also received information comparing the High Yield and U.S. Mortgages Funds’ performance to that of comparable institutional composites managed by the Investment Adviser. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Investment Grade Credit, U.S. Mortgages and Local Emerging Markets Debt Funds had each ranked in the top half of its respective peer group, and each (with the exception of U.S. Mortgages Fund) had outperformed its respective benchmark index. They also noted that the Emerging Markets Debt and High Yield Funds had each ranked in the bottom half of its respective peer group. The Independent Trustees observed that the Investment Grade Credit and High Yield Funds had performance for multiple time periods that was in the bottom half of their peer groups and that they had communicated their concerns to the Investment Adviser’s senior management. The Independent Trustees also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Funds’ performance. The Independent Trustees noted that the High Yield Floating Rate Fund had commenced operations in 2011 and concluded that the Fund had provided a reasonable level of performance to investors in light of its investment policies and given prevailing conditions in the markets in which it invests.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (except High Yield Floating Rate Fund, which commenced operations in 2011). The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared the Funds’ expenses to those of applicable peer groups and category universes; and a five-year (three-year in the case of Local Emerging Markets Debt Fund) history comparing the Funds’ expenses to those of applicable peer and category medians. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the applicable peer groups and the peer group medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (with the exception of High Yield Floating Rate Fund, which commenced operations in 2011). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund (with the exception of High Yield Floating Rate Fund) were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

					Local
	Emerging		High Yield	Investment	Emerging	U.S.
Average Daily	Markets	High Yield	Floating Rate	Grade	Markets	Mortgages
Net Assets	Debt Fund	Fund	Fund	Credit Fund	Debt Fund	Fund

First $1 billion	0.80%	0.70%	0.60%	0.40%	0.90%	0.40%
Next $1 billion	0.80	0.70	0.54	0.36	0.90	0.36
Next $3 billion	0.72	0.63	0.51	0.34	0.81	0.34
Next $3 billion	0.68	0.60	0.50	0.33	0.77	0.33
Over $8 billion	0.67	0.59	0.49	0.32	0.75	0.32

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit management fees (with respect to the Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds) and “other expenses” ratios (excluding certain expenses) (with respect to all of the Funds) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser was passing along savings to shareholders of the High Yield Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $699.7 billion in assets under management as of September 30, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ending June 30, 2011 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of September 30, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 63401.MF.MED/TMPL/11/2011 SSFISAR11/85.1K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 7, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 7, 2011